UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2016

Item 1.

Reports to Stockholders

Fidelity® Equity Sector Central Funds

Fidelity® Consumer Discretionary Central Fund

Fidelity® Consumer Staples Central Fund

Fidelity® Energy Central Fund

Fidelity® Financials Central Fund

Fidelity® Health Care Central Fund

Fidelity® Industrials Central Fund

Fidelity® Information Technology Central Fund

Fidelity® Materials Central Fund

Fidelity® Telecom Services Central Fund

Fidelity® Utilities Central Fund

Annual Report

September 30, 2016

Contents

Fidelity® Consumer Discretionary Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Consumer Staples Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Energy Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Financials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Health Care Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Industrials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Information Technology Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Materials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Telecom Services Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Utilities Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fidelity® Consumer Discretionary Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Consumer Discretionary Central Fund	7.91%	18.33%	9.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Consumer Discretionary Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,858	Fidelity® Consumer Discretionary Central Fund
$20,114	S&P 500® Index

Fidelity® Consumer Discretionary Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Peter Dixon, who served as Lead Portfolio Manager for the period in review:  For the year, the fund returned 7.91%, modestly underperforming the 8.40% gain of the MSCI U.S. IMI Consumer Discretionary 25/50 Index, and significantly lagging the S&P 500®. The sector lagged the broader market, as investors favored traditionally defensive, dividend-rich groups over economically sensitive sectors like consumer discretionary. Versus the MSCI sector index, the fund was hurt by overall security selection, particularly in the broadcasting industry. An overweighting in the weak-performing footwear industry also hurt, as did the fund’s foreign holdings amid currency fluctuations. Among individual stocks, a large overweighting in retailer L Brands detracted most. Shares returned -17%, dropping after the company lowered its fiscal-year 2016 guidance amid a restructuring within its Victoria's Secret business. Turning to positives, picks in cable & satellite and positioning in casinos & gaming lifted relative results. E-commerce giant Amazon.com was the fund's largest holding and its biggest contributor the past year. Amazon shares rose about 64% for the 12-month period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders: On November 1, 2016, Katherine Shaw became sole Portfolio Manager of the fund, after having served as Co-Manager since October 2015.

Fidelity® Consumer Discretionary Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	14.6	10.0
Home Depot, Inc.	8.3	8.6
The Walt Disney Co.	7.1	7.8
Charter Communications, Inc. Class A	6.1	4.6
NIKE, Inc. Class B	5.1	5.8
Starbucks Corp.	4.8	4.9
Ross Stores, Inc.	4.1	3.5
Hilton Worldwide Holdings, Inc.	4.0	4.2
L Brands, Inc.	3.9	4.7
Comcast Corp. Class A	3.5	3.4
	61.5

Top Industries (% of fund's net assets)

As of September 30, 2016
Specialty Retail	23.4%
Media	22.4%
Hotels, Restaurants & Leisure	18.0%
Internet & Direct Marketing Retail	17.0%
Textiles, Apparel & Luxury Goods	6.7%
All Others*	12.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Media	23.1%
Specialty Retail	23.0%
Hotels, Restaurants & Leisure	19.3%
Internet & Catalog Retail	12.2%
Textiles, Apparel & Luxury Goods	7.1%
All Others*	15.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Fidelity® Consumer Discretionary Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Auto Components - 1.7%
Auto Parts & Equipment - 1.7%
Tenneco, Inc. (a)	412,507	$24,036,783
Visteon Corp.	35,700	2,558,262
		26,595,045
Automobiles - 0.5%
Automobile Manufacturers - 0.5%
Ferrari NV (b)	91,500	4,746,105
Tesla Motors, Inc. (a)	16,300	3,325,689
		8,071,794
Beverages - 3.1%
Distillers & Vintners - 1.8%
Constellation Brands, Inc. Class A (sub. vtg.)	173,920	28,955,941
Soft Drinks - 1.3%
Monster Beverage Corp. (a)	135,044	19,825,810

TOTAL BEVERAGES		48,781,751

Diversified Consumer Services - 0.8%
Specialized Consumer Services - 0.8%
ServiceMaster Global Holdings, Inc. (a)	392,000	13,202,560
Food & Staples Retailing - 0.5%
Hypermarkets & Super Centers - 0.5%
Costco Wholesale Corp.	51,480	7,851,215
Hotels, Restaurants & Leisure - 18.0%
Casinos & Gaming - 2.9%
Las Vegas Sands Corp.	788,373	45,362,982
Hotels, Resorts & Cruise Lines - 4.8%
Accor SA	143,800	5,703,897
Hilton Worldwide Holdings, Inc.	2,740,354	62,836,317
Wyndham Worldwide Corp.	103,611	6,976,129
		75,516,343
Leisure Facilities - 1.7%
Vail Resorts, Inc.	172,761	27,102,746
Restaurants - 8.6%
Buffalo Wild Wings, Inc. (a)	36,680	5,162,343
Dave & Buster's Entertainment, Inc. (a)	265,993	10,421,606
Del Frisco's Restaurant Group, Inc. (a)	51,700	696,399
Domino's Pizza, Inc.	99,600	15,124,260
Jack in the Box, Inc.	22,027	2,113,270
McDonald's Corp.	17,900	2,064,944
Papa John's International, Inc.	72,983	5,754,710
Ruth's Hospitality Group, Inc.	820,081	11,579,544
Sonic Corp.	261,462	6,845,075
Starbucks Corp.	1,404,890	76,060,745
		135,822,896

TOTAL HOTELS, RESTAURANTS & LEISURE		283,804,967

Household Durables - 0.7%
Home Furnishings - 0.6%
Tempur Sealy International, Inc. (a)	171,500	9,730,910
Household Appliances - 0.1%
Techtronic Industries Co. Ltd.	428,500	1,678,561

TOTAL HOUSEHOLD DURABLES		11,409,471

Household Products - 0.3%
Household Products - 0.3%
Spectrum Brands Holdings, Inc. (b)	34,200	4,708,998
Internet & Direct Marketing Retail - 17.0%
Internet & Direct Marketing Retail - 17.0%
Amazon.com, Inc. (a)	274,805	230,096,973
Liberty Interactive Corp. QVC Group Series A (a)	389,100	7,785,891
Netflix, Inc. (a)	147,800	14,565,690
Ocado Group PLC (a)(b)	4,614,751	15,820,828
		268,269,382
Media - 22.4%
Advertising - 1.6%
Interpublic Group of Companies, Inc.	1,122,902	25,096,860
Cable & Satellite - 11.9%
Charter Communications, Inc. Class A (a)	357,573	96,533,983
Comcast Corp. Class A	839,200	55,672,528
DISH Network Corp. Class A (a)	47,100	2,580,138
Naspers Ltd. Class N	155,900	26,982,068
Starz Series A (a)	180,523	5,630,512
		187,399,229
Movies & Entertainment - 8.9%
The Walt Disney Co.	1,214,205	112,751,076
Time Warner, Inc.	353,700	28,158,057
		140,909,133

TOTAL MEDIA		353,405,222

Multiline Retail - 1.4%
General Merchandise Stores - 1.4%
B&M European Value Retail S.A.	2,957,125	9,773,838
Dollar Tree, Inc. (a)	164,400	12,976,092
		22,749,930
Software - 0.6%
Application Software - 0.6%
Mobileye NV (a)(b)	227,200	9,671,904
Specialty Retail - 23.4%
Apparel Retail - 9.7%
Inditex SA	115,750	4,290,916
L Brands, Inc.	884,500	62,596,065
Ross Stores, Inc.	1,012,114	65,078,930
TJX Companies, Inc.	297,610	22,255,276
		154,221,187
Automotive Retail - 5.3%
Advance Auto Parts, Inc.	83,720	12,484,326
AutoZone, Inc. (a)	48,870	37,548,776
O'Reilly Automotive, Inc. (a)	120,460	33,742,051
		83,775,153
Home Improvement Retail - 8.3%
Home Depot, Inc.	1,014,700	130,571,596
Specialty Stores - 0.1%
Sally Beauty Holdings, Inc. (a)	48,600	1,248,048

TOTAL SPECIALTY RETAIL		369,815,984

Textiles, Apparel & Luxury Goods - 6.7%
Apparel, Accessories & Luxury Goods - 1.6%
G-III Apparel Group Ltd. (a)	374,074	10,904,257
Regina Miracle International Holdings Ltd. (b)	764,704	1,049,091
VF Corp.	244,800	13,721,040
		25,674,388
Footwear - 5.1%
NIKE, Inc. Class B	1,515,586	79,795,603

TOTAL TEXTILES, APPAREL & LUXURY GOODS		105,469,991

TOTAL COMMON STOCKS
(Cost $1,206,404,283)		1,533,808,214

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 0.43% (c)	42,368,873	42,381,584
Fidelity Securities Lending Cash Central Fund 0.46% (c)(d)	18,681,225	18,684,961
TOTAL MONEY MARKET FUNDS
(Cost $61,056,856)		61,066,545
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $1,267,461,139)		1,594,874,759
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(15,841,444)
NET ASSETS - 100%		$1,579,033,315

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$162,618
Fidelity Securities Lending Cash Central Fund	1,292,157
Total	$1,454,775

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,533,808,214	$1,504,098,494	$29,709,720	$--
Money Market Funds	61,066,545	61,066,545	--	--
Total Investments in Securities:	$1,594,874,759	$1,565,165,039	$29,709,720	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$23,490,071
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Discretionary Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $18,051,322) — See accompanying schedule: Unaffiliated issuers (cost $1,206,404,283)	$1,533,808,214
Fidelity Central Funds (cost $61,056,856)	61,066,545
Total Investments (cost $1,267,461,139)		$1,594,874,759
Receivable for investments sold		4,257,937
Receivable for fund shares sold		49,551
Dividends receivable		377,829
Distributions receivable from Fidelity Central Funds		87,483
Other receivables		190,765
Total assets		1,599,838,324
Liabilities
Payable for investments purchased	$1,465,020
Payable for fund shares redeemed	654,422
Other payables and accrued expenses	6,468
Collateral on securities loaned, at value	18,679,099
Total liabilities		20,805,009
Net Assets		$1,579,033,315
Net Assets consist of:
Paid in capital		$1,251,628,251
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		327,405,064
Net Assets, for 6,347,738 shares outstanding		$1,579,033,315
Net Asset Value, offering price and redemption price per share ($1,579,033,315 ÷ 6,347,738 shares)		$248.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$22,426,476
Income from Fidelity Central Funds (including $1,292,157 from security lending)		1,454,775
Total income		23,881,251
Expenses
Custodian fees and expenses	$24,262
Independent directors' fees and expenses	6,644
Interest	350
Total expenses before reductions	31,256
Expense reductions	(6,693)	24,563
Net investment income (loss)		23,856,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(60,502,466)
Fidelity Central Funds	2,188
Foreign currency transactions	(72,217)
Total net realized gain (loss)		(60,572,495)
Change in net unrealized appreciation (depreciation) on: Investment securities	153,175,871
Assets and liabilities in foreign currencies	(224)
Total change in net unrealized appreciation (depreciation)		153,175,647
Net gain (loss)		92,603,152
Net increase (decrease) in net assets resulting from operations		$116,459,840

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,856,688	$21,857,583
Net realized gain (loss)	(60,572,495)	111,945,332
Change in net unrealized appreciation (depreciation)	153,175,647	26,325,774
Net increase (decrease) in net assets resulting from operations	116,459,840	160,128,689
Distributions to partners from net investment income	(23,912,876)	(21,134,866)
Affiliated share transactions
Proceeds from sales of shares	167,822,899	151,460,938
Reinvestment of distributions	23,912,313	21,134,379
Cost of shares redeemed	(193,149,714)	(255,589,110)
Net increase (decrease) in net assets resulting from share transactions	(1,414,502)	(82,993,793)
Total increase (decrease) in net assets	91,132,462	56,000,030
Net Assets
Beginning of period	1,487,900,853	1,431,900,823
End of period	$1,579,033,315	$1,487,900,853
Other Information
Shares
Sold	687,541	631,977
Issued in reinvestment of distributions	98,072	87,627
Redeemed	(793,764)	(1,062,518)
Net increase (decrease)	(8,151)	(342,914)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Consumer Discretionary Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$234.10	$213.75	$196.26	$150.90	$114.27
Income from Investment Operations
Net investment income (loss)A	3.75	3.36	2.23	2.00	1.84
Net realized and unrealized gain (loss)	14.67	20.24	17.43	45.30	36.60
Total from investment operations	18.42	23.60	19.66	47.30	38.44
Distributions to partners from net investment income	(3.76)	(3.25)	(2.17)	(1.94)	(1.81)
Total distributions	(3.76)	(3.25)	(2.17)	(1.94)	(1.81)
Net asset value, end of period	$248.76	$234.10	$213.75	$196.26	$150.90
Total ReturnB	7.91%	11.01%	10.03%	31.56%	33.79%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	1.54%	1.41%	1.06%	1.17%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$1,579,033	$1,487,901	$1,431,901	$1,340,686	$914,137
Portfolio turnover rateF	27%	68%	169%G	122%G	191%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Staples Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Consumer Staples Central Fund	15.29%	14.51%	10.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Consumer Staples Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,037	Fidelity® Consumer Staples Central Fund
$20,114	S&P 500® Index

Fidelity® Consumer Staples Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager Robert Lee:  The fund returned 15.29% this past year, modestly trailing the S&P 500® and the 15.67% advance of the MSCI U.S. IMI Consumer Staples 25/50 Index. The sector enjoyed a slight advantage over the broad market, thanks to a strong rally in early 2016 when market volatility drove investors to the relative economic resiliency of consumer staples businesses. Versus the sector index, the fund's performance was hurt most by overweightings in the poor-performing food retail and drug retail groups. The fund’s cash position of 2%, on average, also hurt in a rising market. Grocery chain Kroger was the fund’s biggest relative detractor and one of the fund’s largest positions. The stock returned about -17% for the year on concerns that food-cost deflation and competition among food retailers would deteriorate its earnings. An overweighting in pharmacy retailer CVS Health, another large holding, also hurt. Conversely, picks in the packaged foods & meats industry were a big plus, including the fund’s position in single-serve coffee giant Keurig Green Mountain, our largest individual contributor. Keurig shares spiked in early December on news it would be taken private in a $13.9 billion buyout by investment company JAB Holding. The deal was completed in March.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Consumer Staples Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	12.2	13.3
British American Tobacco PLC sponsored ADR	11.1	10.9
CVS Health Corp.	9.1	9.7
Kroger Co.	5.9	6.4
Walgreens Boots Alliance, Inc.	4.8	5.2
PepsiCo, Inc.	4.6	4.5
Reynolds American, Inc.	4.6	4.9
Philip Morris International, Inc.	4.3	3.3
Altria Group, Inc.	3.9	4.1
The Coca-Cola Co.	3.7	3.9
	64.2

Top Industries (% of fund's net assets)

As of September 30, 2016
Tobacco	24.2%
Food & Staples Retailing	23.9%
Beverages	17.1%
Household Products	15.8%
Food Products	11.1%
All Others*	7.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Food & Staples Retailing	26.0%
Tobacco	23.5%
Household Products	16.7%
Beverages	16.5%
Food Products	11.7%
All Others*	5.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Fidelity® Consumer Staples Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Beverages - 17.0%
Brewers - 0.9%
Anheuser-Busch InBev SA NV	66,953	$8,804,845
China Resources Beer Holdings Co. Ltd.	1,433,333	3,054,804
		11,859,649
Distillers & Vintners - 2.3%
Brown-Forman Corp. Class B (non-vtg.)	110,306	5,232,917
Kweichow Moutai Co. Ltd.	138,718	6,203,692
Pernod Ricard SA	114,300	13,526,825
Remy Cointreau SA (a)	60,317	5,147,507
		30,110,941
Soft Drinks - 13.8%
Britvic PLC	727,533	5,686,241
Coca-Cola Bottling Co. Consolidated	67,629	10,019,913
Coca-Cola Central Japan Co. Ltd.	121,900	2,644,821
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (a)	27,940	2,095,500
Coca-Cola Icecek Sanayi A/S	241,735	2,941,740
Embotelladora Andina SA Series A sponsored ADR Series A	156,062	3,327,242
Monster Beverage Corp. (b)	291,385	42,778,232
PepsiCo, Inc.	544,283	59,201,662
The Coca-Cola Co.	1,135,265	48,044,415
		176,739,766

TOTAL BEVERAGES		218,710,356

Food & Staples Retailing - 23.9%
Drug Retail - 15.6%
CVS Health Corp.	1,311,391	116,700,685
Drogasil SA	157,800	3,216,021
Rite Aid Corp. (b)	2,485,476	19,113,310
Walgreens Boots Alliance, Inc.	759,342	61,218,152
		200,248,168
Food Distributors - 0.5%
Chefs' Warehouse Holdings (b)	345,576	3,849,717
United Natural Foods, Inc. (b)	56,705	2,270,468
		6,120,185
Food Retail - 6.7%
Kroger Co.	2,564,510	76,114,657
Sprouts Farmers Market LLC (b)	463,487	9,571,007
		85,685,664
Hypermarkets & Super Centers - 1.1%
Costco Wholesale Corp.	94,388	14,395,114

TOTAL FOOD & STAPLES RETAILING		306,449,131

Food Products - 11.1%
Agricultural Products - 2.6%
Bunge Ltd.	537,872	31,858,159
SLC Agricola SA	507,700	2,194,936
		34,053,095
Packaged Foods & Meats - 8.5%
Amplify Snack Brands, Inc. (a)(b)	73,344	1,188,173
Blue Buffalo Pet Products, Inc. (a)(b)	231,900	5,509,944
Dean Foods Co.	286,000	4,690,400
Mead Johnson Nutrition Co. Class A	533,710	42,168,427
Mondelez International, Inc.	423,300	18,582,870
Nestle SA	80,447	6,352,423
The Hain Celestial Group, Inc. (b)	431,710	15,360,242
TreeHouse Foods, Inc. (b)	169,100	14,743,829
		108,596,308

TOTAL FOOD PRODUCTS		142,649,403

Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Diplomat Pharmacy, Inc. (a)(b)	62,100	1,739,421
Hotels, Restaurants & Leisure - 1.0%
Restaurants - 1.0%
ARAMARK Holdings Corp.	263,742	10,030,108
U.S. Foods Holding Corp.	111,034	2,621,513
		12,651,621
Household Products - 15.8%
Household Products - 15.8%
Colgate-Palmolive Co.	426,300	31,605,882
Kimberly-Clark Corp.	63,898	8,060,094
Procter & Gamble Co.	1,746,248	156,725,757
Spectrum Brands Holdings, Inc. (a)	46,902	6,457,936
		202,849,669
Personal Products - 3.8%
Personal Products - 3.8%
Avon Products, Inc.	1,440,800	8,154,928
Coty, Inc.:
Class A (a)	334,900	7,870,150
Class A (c)	218,000	5,057,600
Estee Lauder Companies, Inc. Class A	205,114	18,164,896
Herbalife Ltd. (b)	103,325	6,405,117
L'Oreal SA	19,200	3,625,635
		49,278,326
Pharmaceuticals - 0.5%
Pharmaceuticals - 0.5%
Perrigo Co. PLC	63,710	5,882,344
Tobacco - 24.2%
Tobacco - 24.2%
Altria Group, Inc.	797,223	50,408,410
British American Tobacco PLC sponsored ADR	1,119,984	142,965,958
ITC Ltd.	1,195,135	4,338,468
Philip Morris International, Inc.	562,651	54,700,930
Reynolds American, Inc.	1,237,526	58,349,351
		310,763,117
TOTAL COMMON STOCKS
(Cost $915,615,764)		1,250,973,388

Nonconvertible Preferred Stocks - 0.1%
Beverages - 0.1%
Brewers - 0.1%
Ambev SA sponsored ADR
(Cost $546,341)	226,575	1,379,842

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.43% (d)	38,855,566	38,867,223
Fidelity Securities Lending Cash Central Fund 0.46% (d)(e)	5,158,665	5,159,697
TOTAL MONEY MARKET FUNDS
(Cost $44,022,707)		44,026,920
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $960,184,812)		1,296,380,150
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(11,605,854)
NET ASSETS - 100%		$1,284,774,296

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$82,125
Fidelity Securities Lending Cash Central Fund	239,890
Total	$322,015

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,250,973,388	$1,219,574,335	$31,399,053	$--
Nonconvertible Preferred Stocks	1,379,842	1,379,842	--	--
Money Market Funds	44,026,920	44,026,920	--	--
Total Investments in Securities:	$1,296,380,150	$1,264,981,097	$31,399,053	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.7%
United Kingdom	11.6%
Bermuda	2.5%
France	1.7%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Staples Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $5,072,071) — See accompanying schedule: Unaffiliated issuers (cost $916,162,105)	$1,252,353,230
Fidelity Central Funds (cost $44,022,707)	44,026,920
Total Investments (cost $960,184,812)		$1,296,380,150
Cash		2,866,601
Receivable for investments sold		764,533
Receivable for fund shares sold		36,692
Dividends receivable		4,611,075
Distributions receivable from Fidelity Central Funds		16,734
Total assets		1,304,675,785
Liabilities
Payable for investments purchased
Regular delivery	$8,956,741
Delayed delivery	5,039,166
Payable for fund shares redeemed	488,860
Other payables and accrued expenses	259,954
Collateral on securities loaned, at value	5,156,768
Total liabilities		19,901,489
Net Assets		$1,284,774,296
Net Assets consist of:
Paid in capital		$948,843,379
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,930,917
Net Assets, for 5,634,857 shares outstanding		$1,284,774,296
Net Asset Value, offering price and redemption price per share ($1,284,774,296 ÷ 5,634,857 shares)		$228.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$29,194,436
Interest		56
Income from Fidelity Central Funds (including $239,890 from security lending)		322,015
Total income		29,516,507
Expenses
Custodian fees and expenses	$36,084
Independent directors' fees and expenses	5,292
Interest	105
Total expenses before reductions	41,481
Expense reductions	(5,434)	36,047
Net investment income (loss)		29,480,460
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,125,328
Fidelity Central Funds	1,898
Foreign currency transactions	55,962
Total net realized gain (loss)		41,183,188
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $249,974)	101,707,749
Assets and liabilities in foreign currencies	5,830
Total change in net unrealized appreciation (depreciation)		101,713,579
Net gain (loss)		142,896,767
Net increase (decrease) in net assets resulting from operations		$172,377,227

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,480,460	$28,580,745
Net realized gain (loss)	41,183,188	117,666,628
Change in net unrealized appreciation (depreciation)	101,713,579	(128,222,041)
Net increase (decrease) in net assets resulting from operations	172,377,227	18,025,332
Distributions to partners from net investment income	(28,718,321)	(27,923,149)
Affiliated share transactions
Proceeds from sales of shares	155,551,923	103,315,545
Reinvestment of distributions	28,717,765	27,922,586
Cost of shares redeemed	(140,925,877)	(190,429,741)
Net increase (decrease) in net assets resulting from share transactions	43,343,811	(59,191,610)
Total increase (decrease) in net assets	187,002,717	(69,089,427)
Net Assets
Beginning of period	1,097,771,579	1,166,861,006
End of period	$1,284,774,296	$1,097,771,579
Other Information
Shares
Sold	706,377	483,354
Issued in reinvestment of distributions	128,022	129,190
Redeemed	(624,503)	(876,434)
Net increase (decrease)	209,896	(263,890)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Consumer Staples Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$202.36	$205.11	$181.33	$161.05	$131.58
Income from Investment Operations
Net investment income (loss)A	5.30	5.31	5.20	4.77	4.33
Net realized and unrealized gain (loss)	25.50	(2.84)	23.75	20.13	29.39
Total from investment operations	30.80	2.47	28.95	24.90	33.72
Distributions to partners from net investment income	(5.16)	(5.22)	(5.17)	(4.62)	(4.25)
Total distributions	(5.16)	(5.22)	(5.17)	(4.62)	(4.25)
Net asset value, end of period	$228.00	$202.36	$205.11	$181.33	$161.05
Total ReturnB	15.29%	1.07%	16.13%	15.58%	25.90%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %E	- %E	.01%	.01%	- %E
Expenses net of all reductions	- %E	- %E	.01%	.01%	- %E
Net investment income (loss)	2.38%	2.45%	2.67%	2.72%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$1,284,774	$1,097,772	$1,166,861	$1,016,534	$880,205
Portfolio turnover rateF	50%	65%	36%G	34%G	27%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Energy Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Energy Central Fund	25.02%	6.58%	4.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Energy Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,085	Fidelity® Energy Central Fund
$20,114	S&P 500® Index

Fidelity® Energy Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager John Dowd:  For the year, the fund returned 25.02%, significantly outperforming the 19.09% gain of the MSCI U.S. IMI Energy 25/50 Index, and outdistancing the S&P 500®. Higher oil prices and improved credit conditions helped propel energy stocks off a January bottom. Versus the MSCI index, a combination of good stock picks and strong market selection drove the fund's outperformance. In particular, we were helped by positioning in the oil & gas exploration & production (E&P) subindustry, where we continued to favor U.S.-focused firms. Aided by refinancing, staff cuts and productivity improvements, this group – including contributor Diamondback Energy – outperformed the MSCI benchmark this period. Underweighting global E&P ConocoPhillips also helped, as the company delivered less-impressive capital-efficiency improvements than some of its more-focused peers. We also benefited from underweighting the weak-performing storage & transportation group, including pipeline operator Kinder Morgan, the fund's top relative contributor. Conversely, the fund was hurt by significantly underweighting the integrated oil & gas industry, which outperformed as investors were drawn to the defensive qualities of many of these stocks in an uncertain period. A lighter-than-index stake in Chevron was the biggest individual detractor, as it returned roughly 37% this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Energy Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
EOG Resources, Inc.	6.0	7.5
Schlumberger Ltd.	5.7	8.2
Exxon Mobil Corp.	5.4	3.0
Baker Hughes, Inc.	4.8	3.4
Pioneer Natural Resources Co.	4.6	2.6
Anadarko Petroleum Corp.	4.6	4.1
Chevron Corp.	4.0	3.4
Cimarex Energy Co.	3.4	4.1
Rice Energy, Inc.	3.3	0.3
Newfield Exploration Co.	3.3	3.8
	45.1

Top Industries (% of fund's net assets)

As of September 30, 2016
Oil, Gas & Consumable Fuels	79.6%
Energy Equipment & Services	16.5%
Electric Utilities	1.1%
Independent Power and Renewable Electricity Producers	0.7%
Chemicals	0.6%
All Others*	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Oil, Gas & Consumable Fuels	77.4%
Energy Equipment & Services	19.3%
Chemicals	1.4%
Independent Power and Renewable Electricity Producers	1.0%
Semiconductors & Semiconductor Equipment	0.3%
All Others*	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Fidelity® Energy Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Chemicals - 0.6%
Commodity Chemicals - 0.6%
LyondellBasell Industries NV Class A	77,500	$6,251,150
Electric Utilities - 1.1%
Electric Utilities - 1.1%
DONG Energy A/S	277,500	11,513,828
Energy Equipment & Services - 16.5%
Oil & Gas Drilling - 0.7%
Nabors Industries Ltd.	246,100	2,992,576
Odfjell Drilling A/S (a)(b)	740,922	790,542
Trinidad Drilling Ltd.	302,900	579,503
Xtreme Drilling & Coil Services Corp. (a)	1,083,100	1,956,589
		6,319,210
Oil & Gas Equipment & Services - 15.8%
Baker Hughes, Inc.	947,000	47,795,090
Dril-Quip, Inc. (a)	163,900	9,135,786
Exterran Corp. (a)	56,100	879,648
Frank's International NV (b)	639,842	8,317,946
Halliburton Co.	336,000	15,079,680
Newpark Resources, Inc. (a)	972,503	7,157,622
Oceaneering International, Inc.	254,351	6,997,196
RigNet, Inc. (a)	97,700	1,477,224
Schlumberger Ltd.	730,144	57,418,524
Superior Energy Services, Inc.	131,800	2,359,220
Tesco Corp.	240,600	1,963,296
Total Energy Services, Inc.	45,200	463,731
		159,044,963

TOTAL ENERGY EQUIPMENT & SERVICES		165,364,173

Independent Power and Renewable Electricity Producers - 0.7%
Renewable Electricity - 0.7%
NextEra Energy Partners LP	238,800	6,679,236
Metals & Mining - 0.4%
Diversified Metals& Mining - 0.4%
Hi-Crush Partners LP (a)	267,013	4,095,979
Oil, Gas & Consumable Fuels - 79.6%
Coal & Consumable Fuels - 0.4%
CONSOL Energy, Inc.	193,350	3,712,320
Integrated Oil & Gas - 10.2%
Chevron Corp.	386,603	39,789,181
Exxon Mobil Corp.	620,660	54,171,205
Occidental Petroleum Corp.	76,500	5,578,380
Suncor Energy, Inc.	102,000	2,831,541
		102,370,307
Oil & Gas Exploration & Production - 56.9%
Anadarko Petroleum Corp.	720,772	45,668,114
Apache Corp.	222,800	14,230,236
ARC Resources Ltd. (b)	66,100	1,195,589
Cabot Oil & Gas Corp.	266,400	6,873,120
California Resources Corp.	2	25
Callon Petroleum Co. (a)	950,400	14,921,280
Canadian Natural Resources Ltd.	29,600	946,243
Carrizo Oil & Gas, Inc. (a)	325,700	13,229,934
Chesapeake Energy Corp. (a)(b)	324,800	2,036,496
Cimarex Energy Co.	256,421	34,455,290
Clayton Williams Energy, Inc. (a)	11,700	999,648
Concho Resources, Inc. (a)	132,500	18,198,875
ConocoPhillips Co.	366,500	15,931,755
Continental Resources, Inc. (a)	274,600	14,268,216
Devon Energy Corp.	341,900	15,081,209
Diamondback Energy, Inc. (a)	306,900	29,628,126
Eclipse Resources Corp. (a)(b)	8,259	27,172
EOG Resources, Inc.	625,108	60,454,193
Gran Tierra Energy, Inc. (Canada) (a)	410,200	1,228,771
Hess Corp.	303,200	16,257,584
Jones Energy, Inc. (a)	314,900	1,121,044
Marathon Oil Corp.	1,240,400	19,610,724
Newfield Exploration Co. (a)	763,600	33,186,056
Noble Energy, Inc.	897,694	32,083,584
Oasis Petroleum, Inc. (a)	196,100	2,249,267
Parsley Energy, Inc. Class A (a)	509,700	17,080,047
PDC Energy, Inc. (a)	311,427	20,884,295
Pioneer Natural Resources Co.	248,661	46,163,915
QEP Resources, Inc.	342,100	6,681,213
Rice Energy, Inc. (a)	1,284,508	33,538,504
Ring Energy, Inc. (a)	288,694	3,161,199
RSP Permian, Inc. (a)	172,300	6,681,794
Seven Generations Energy Ltd. (a)	596,300	14,353,561
SM Energy Co.	526,200	20,300,796
Southwestern Energy Co. (a)	72,800	1,007,552
TAG Oil Ltd. (a)	397,742	275,883
Whiting Petroleum Corp. (a)(b)	902,000	7,883,480
		571,894,790
Oil & Gas Refining & Marketing - 5.1%
Keyera Corp.	275,500	8,907,893
Phillips 66 Co.	265,900	21,418,245
Valero Energy Corp.	214,905	11,389,965
Western Refining, Inc.	130,100	3,442,446
World Fuel Services Corp.	134,525	6,223,127
		51,381,676
Oil & Gas Storage & Transport - 7.0%
Cheniere Energy Partners LP Holdings LLC	197,700	4,495,698
Cheniere Energy, Inc. (a)	62,300	2,716,280
Enterprise Products Partners LP	338,400	9,349,992
Gener8 Maritime, Inc. (a)	91,900	470,528
Golar LNG Ltd. (b)	190,300	4,034,360
Kinder Morgan, Inc.	277,100	6,409,323
Magellan Midstream Partners LP	15,391	1,088,759
Noble Midstream Partners LP	5,300	147,870
Plains All American Pipeline LP	88,500	2,779,785
Rice Midstream Partners LP	312,300	7,576,398
Shell Midstream Partners LP	89,600	2,874,368
Targa Resources Corp.	197,000	9,674,670
Teekay LNG Partners LP	69,300	1,048,509
The Williams Companies, Inc.	500,300	15,374,219
Williams Partners LP	68,300	2,540,077
		70,580,836

TOTAL OIL, GAS & CONSUMABLE FUELS		799,939,929

TOTAL COMMON STOCKS
(Cost $821,051,874)		993,844,295

Money Market Funds - 3.6%
Fidelity Cash Central Fund, 0.43% (c)	13,034,280	13,038,191
Fidelity Securities Lending Cash Central Fund 0.46% (c)(d)	23,078,218	23,082,834
TOTAL MONEY MARKET FUNDS
(Cost $36,114,999)		36,121,025
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $857,166,873)		1,029,965,320
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(24,978,042)
NET ASSETS - 100%		$1,004,987,278

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$31,433
Fidelity Securities Lending Cash Central Fund	118,164
Total	$149,597

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.6%
Curacao	5.7%
Canada	3.3%
Netherlands	1.4%
Denmark	1.1%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Energy Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $22,720,691) — See accompanying schedule: Unaffiliated issuers (cost $821,051,874)	$993,844,295
Fidelity Central Funds (cost $36,114,999)	36,121,025
Total Investments (cost $857,166,873)		$1,029,965,320
Receivable for investments sold		8,789,307
Receivable for fund shares sold		28,229
Dividends receivable		521,668
Distributions receivable from Fidelity Central Funds		21,007
Total assets		1,039,325,531
Liabilities
Payable for investments purchased	$10,879,732
Payable for fund shares redeemed	372,576
Other payables and accrued expenses	7,883
Collateral on securities loaned, at value	23,078,062
Total liabilities		34,338,253
Net Assets		$1,004,987,278
Net Assets consist of:
Paid in capital		$832,189,224
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		172,798,054
Net Assets, for 7,884,843 shares outstanding		$1,004,987,278
Net Asset Value, offering price and redemption price per share ($1,004,987,278 ÷ 7,884,843 shares)		$127.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$13,692,662
Income from Fidelity Central Funds (including $118,164 from security lending)		149,597
Total income		13,842,259
Expenses
Custodian fees and expenses	$29,135
Independent directors' fees and expenses	3,803
Interest	118
Total expenses before reductions	33,056
Expense reductions	(3,803)	29,253
Net investment income (loss)		13,813,006
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(105,919,072)
Fidelity Central Funds	1,220
Foreign currency transactions	34,025
Total net realized gain (loss)		(105,883,827)
Change in net unrealized appreciation (depreciation) on: Investment securities	296,761,704
Assets and liabilities in foreign currencies	936
Total change in net unrealized appreciation (depreciation)		296,762,640
Net gain (loss)		190,878,813
Net increase (decrease) in net assets resulting from operations		$204,691,819

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,813,006	$17,676,988
Net realized gain (loss)	(105,883,827)	(113,794,792)
Change in net unrealized appreciation (depreciation)	296,762,640	(267,640,201)
Net increase (decrease) in net assets resulting from operations	204,691,819	(363,758,005)
Distributions to partners from net investment income	(13,359,513)	(17,474,352)
Affiliated share transactions
Proceeds from sales of shares	116,296,655	148,003,200
Reinvestment of distributions	13,359,286	17,474,043
Cost of shares redeemed	(119,805,438)	(87,247,087)
Net increase (decrease) in net assets resulting from share transactions	9,850,503	78,230,156
Total increase (decrease) in net assets	201,182,809	(303,002,201)
Net Assets
Beginning of period	803,804,469	1,106,806,670
End of period	$1,004,987,278	$803,804,469
Other Information
Shares
Sold	1,067,076	1,179,657
Issued in reinvestment of distributions	119,194	137,214
Redeemed	(1,068,144)	(700,943)
Net increase (decrease)	118,126	615,928

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Energy Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$103.49	$154.78	$144.89	$123.82	$100.57
Income from Investment Operations
Net investment income (loss)A	1.72	2.32	2.37	2.25	2.15
Net realized and unrealized gain (loss)	23.93	(51.31)	9.87	20.98	23.15
Total from investment operations	25.65	(48.99)	12.24	23.23	25.30
Distributions to partners from net investment income	(1.68)	(2.30)	(2.35)	(2.16)	(2.05)
Total distributions	(1.68)	(2.30)	(2.35)	(2.16)	(2.05)
Net asset value, end of period	$127.46	$103.49	$154.78	$144.89	$123.82
Total ReturnB	25.02%	(31.92)%	8.44%	18.97%	25.27%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	1.55%	1.80%	1.52%	1.72%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$1,004,987	$803,804	$1,106,807	$1,055,394	$906,219
Portfolio turnover rateF	105%	70%	109%G	93%G	98%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Financials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Financials Central Fund	6.68%	15.79%	(0.53)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Financials Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$9,484	Fidelity® Financials Central Fund
$20,114	S&P 500® Index

Fidelity® Financials Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500® sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Co-Portfolio Manager Christopher Lee and Samuel Wald, who became Co-Portfolio Manager on September 1, 2016:  For the year, the fund gained 6.68%, lagging the 9.25% return of the MSCI USA IMI Financials and Real Estate Linked Index, and the double-digit rise of the S&P 500. (On September 1, 2016, the fund’s MSCI supplemental sector benchmark changed in order to maintain exposure to real estate, which became a standalone sector under the S&P and MSCI Global Industry Classification Standard.) Versus the MSCI index, positioning in real estate services, a sizeable underweighting in retail real estate investment trusts and stock picks in the non-index specialized consumer services group detracted most. Our out-of-index stake in tax preparer H&R Block hurt, as the company’s tax business declined. Shares of Realogy Holdings fell on concern over the real estate services firm's elevated debt, and the impact that higher interest rates may have on home sales. We'd sold both stocks from the fund by period end. Conversely, positioning in property & casualty insurance and picks in the non-index data processing & outsourced services group boosted the fund's relative result. An underweighting in Wells Fargo helped most. The bank's shares fell to a 31-month low on news the firm opened up to 2 million unauthorized accounts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Financials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	5.5	5.6
Bank of America Corp.	4.6	4.2
Citigroup, Inc.	4.2	4.1
Wells Fargo & Co.	4.1	3.3
Chubb Ltd.	3.7	3.9
JPMorgan Chase & Co.	3.5	4.3
U.S. Bancorp	3.4	3.7
Capital One Financial Corp.	2.8	3.0
Goldman Sachs Group, Inc.	2.4	2.0
Marsh & McLennan Companies, Inc.	2.4	2.4
	36.6

Top Industries (% of fund's net assets)

As of September 30, 2016
Banks	27.6%
Equity Real Estate Investment Trusts (Reits)	21.5%
Insurance	16.8%
Capital Markets	11.3%
Diversified Financial Services	5.5%
All Others*	17.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Banks	25.8%
Real Estate Investment Trusts	19.0%
Insurance	17.2%
Diversified Financial Services	7.7%
Capital Markets	7.1%
All Others*	23.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Fidelity® Financials Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Banks - 27.6%
Diversified Banks - 20.6%
Bank of America Corp.	7,500,000	$117,375,000
Citigroup, Inc.	2,250,000	106,267,500
Comerica, Inc.	350,000	16,562,000
JPMorgan Chase & Co.	1,350,000	89,896,500
The Bank of NT Butterfield & Son Ltd.	125,000	3,095,000
U.S. Bancorp	2,000,000	85,780,000
Wells Fargo & Co.	2,350,000	104,058,000
		523,034,000
Regional Banks - 7.0%
CoBiz, Inc.	900,000	11,979,000
Huntington Bancshares, Inc.	3,000,000	29,580,000
M&T Bank Corp.	350,000	40,635,000
PNC Financial Services Group, Inc.	400,000	36,036,000
Popular, Inc.	647,667	24,753,833
Preferred Bank, Los Angeles	150,000	5,362,500
SunTrust Banks, Inc.	700,000	30,660,000
		179,006,333

TOTAL BANKS		702,040,333

Capital Markets - 11.3%
Asset Management & Custody Banks - 3.5%
Affiliated Managers Group, Inc. (a)	100,000	14,470,000
BlackRock, Inc. Class A	15,000	5,436,900
Invesco Ltd.	800,000	25,016,000
Northern Trust Corp.	400,000	27,196,000
Oaktree Capital Group LLC Class A	400,000	16,960,000
		89,078,900
Financial Exchanges & Data - 3.7%
CME Group, Inc.	367,100	38,369,292
IntercontinentalExchange, Inc.	207,300	55,838,328
		94,207,620
Investment Banking & Brokerage - 4.1%
E*TRADE Financial Corp. (a)	1,100,000	32,032,000
Goldman Sachs Group, Inc.	385,000	62,088,950
Investment Technology Group, Inc.	322,353	5,525,130
Virtu Financial, Inc. Class A	275,000	4,116,750
		103,762,830

TOTAL CAPITAL MARKETS		287,049,350

Consumer Finance - 4.3%
Consumer Finance - 4.3%
Capital One Financial Corp.	1,000,000	71,830,000
Synchrony Financial	1,339,500	37,506,000
		109,336,000
Diversified Financial Services - 5.5%
Multi-Sector Holdings - 5.5%
Berkshire Hathaway, Inc. Class B (a)	975,000	140,858,250
Diversified Telecommunication Services - 0.3%
Integrated Telecommunication Services - 0.3%
SBA Communications Corp. Class A (a)	72,300	8,109,168
Equity Real Estate Investment Trusts (REITs) - 21.5%
Diversified REITs - 2.4%
American Assets Trust, Inc.	85,900	3,726,342
Empire State Realty Trust, Inc.	396,300	8,302,485
Forest City Realty Trust, Inc.	390,800	9,039,204
Liberty Property Trust (SBI)	280,000	11,298,000
NorthStar Realty Finance Corp.	141,300	1,860,921
Store Capital Corp.	94,600	2,787,862
VEREIT, Inc.	1,878,100	19,475,897
WP Carey, Inc.	51,900	3,349,107
		59,839,818
Health Care REITs - 2.2%
Healthcare Realty Trust, Inc.	443,300	15,098,798
Healthcare Trust of America, Inc.	101,100	3,297,882
National Health Investors, Inc.	2,955	231,908
Sabra Health Care REIT, Inc.	288,500	7,264,430
Ventas, Inc.	368,200	26,005,966
Welltower, Inc.	67,200	5,024,544
		56,923,528
Hotel & Resort REITs - 0.6%
FelCor Lodging Trust, Inc.	875,800	5,631,394
Host Hotels & Resorts, Inc.	405,300	6,310,521
LaSalle Hotel Properties (SBI)	161,600	3,857,392
Sunstone Hotel Investors, Inc.	45,100	576,829
		16,376,136
Industrial REITs - 1.0%
DCT Industrial Trust, Inc.	365,200	17,730,460
Prologis, Inc.	75,600	4,047,624
Terreno Realty Corp.	170,000	4,676,700
		26,454,784
Office REITs - 2.2%
Boston Properties, Inc.	179,200	24,423,168
Douglas Emmett, Inc.	266,300	9,754,569
Equity Commonwealth (a)	12,900	389,838
Highwoods Properties, Inc. (SBI)	80,900	4,216,508
Hudson Pacific Properties, Inc.	64,000	2,103,680
Mack-Cali Realty Corp.	479,700	13,057,434
New York (REIT), Inc.	89,200	816,180
SL Green Realty Corp.	13,400	1,448,540
		56,209,917
Residential REITs - 2.7%
American Homes 4 Rent Class A	111,100	2,404,204
Apartment Investment & Management Co. Class A	118,800	5,454,108
AvalonBay Communities, Inc.	134,000	23,830,560
Equity Lifestyle Properties, Inc.	46,800	3,612,024
Equity Residential (SBI)	57,300	3,686,109
Essex Property Trust, Inc.	46,100	10,266,470
Monogram Residential Trust, Inc.	354,200	3,768,688
Post Properties, Inc.	126,500	8,365,445
UDR, Inc.	180,700	6,503,393
		67,891,001
Retail REITs - 4.6%
Agree Realty Corp.	139,600	6,901,824
Brixmor Property Group, Inc.	256,500	7,128,135
Cedar Shopping Centers, Inc.	662,100	4,767,120
DDR Corp.	203,100	3,540,033
General Growth Properties, Inc.	82,400	2,274,240
National Retail Properties, Inc.	307,000	15,610,950
Pennsylvania Real Estate Investment Trust (SBI)	236,500	5,446,595
Ramco-Gershenson Properties Trust (SBI)	208,300	3,903,542
Simon Property Group, Inc.	198,500	41,091,485
Taubman Centers, Inc.	85,800	6,384,378
Urban Edge Properties	569,900	16,036,986
WP Glimcher, Inc.	210,900	2,610,942
		115,696,230
Specialized REITs - 5.8%
American Tower Corp.	513,800	58,228,954
Communications Sales & Leasing, Inc.	101,100	3,175,551
Coresite Realty Corp.	168,400	12,468,336
Corrections Corp. of America	56,300	780,881
Digital Realty Trust, Inc.	31,700	3,078,704
Equinix, Inc.	38,800	13,977,700
Extra Space Storage, Inc.	244,100	19,383,981
Gaming & Leisure Properties	108,700	3,636,015
Outfront Media, Inc.	211,300	4,997,245
Potlatch Corp.	207,565	8,072,203
Public Storage	50,100	11,179,314
Weyerhaeuser Co.	268,700	8,582,278
		147,561,162

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		546,952,576

Hotels, Restaurants & Leisure - 0.2%
Hotels, Resorts & Cruise Lines - 0.2%
Hilton Worldwide Holdings, Inc.	185,400	4,251,222
Insurance - 16.8%
Insurance Brokers - 3.8%
Brown & Brown, Inc.	939,102	35,413,536
Marsh & McLennan Companies, Inc.	900,000	60,525,000
		95,938,536
Life & Health Insurance - 2.0%
Torchmark Corp.	800,000	51,112,000
Multi-Line Insurance - 0.6%
American Financial Group, Inc.	200,000	15,000,000
Property & Casualty Insurance - 9.3%
Allied World Assurance Co. Holdings AG	800,000	32,336,000
Allstate Corp.	800,000	55,344,000
Chubb Ltd.	750,000	94,237,500
FNF Group	1,500,000	55,365,000
		237,282,500
Reinsurance - 1.1%
Reinsurance Group of America, Inc.	250,000	26,985,000

TOTAL INSURANCE		426,318,036

IT Services - 4.9%
Data Processing & Outsourced Services - 4.9%
MasterCard, Inc. Class A	325,000	33,075,250
The Western Union Co.	900,000	18,738,000
Visa, Inc. Class A	700,000	57,890,000
WEX, Inc. (a)	150,000	16,213,500
		125,916,750
Mortgage Real Estate Investment Trusts (REITs) - 1.6%
Mortgage REITs - 1.6%
American Capital Agency Corp.	1,000,000	19,540,000
American Capital Mortgage Investment Corp.	700,000	12,033,000
Redwood Trust, Inc.	600,000	8,496,000
		40,069,000
Professional Services - 0.9%
Research & Consulting Services - 0.9%
Verisk Analytics, Inc. (a)	275,000	22,352,000
Real Estate Management & Development - 0.6%
Real Estate Development - 0.1%
Howard Hughes Corp. (a)	33,900	3,881,550
Real Estate Operating Companies - 0.1%
Kennedy-Wilson Holdings, Inc.	77,900	1,756,645
Real Estate Services - 0.4%
CBRE Group, Inc. (a)	383,000	10,716,340

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		16,354,535

Software - 0.5%
Application Software - 0.5%
SS&C Technologies Holdings, Inc.	400,000	12,860,000
Thrifts & Mortgage Finance - 0.6%
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)	1,158,000	9,264,000
Radian Group, Inc.	511,300	6,928,115
Washington Mutual, Inc. (a)	155,200	2
		16,192,117
Trading Companies & Distributors - 0.3%
Trading Companies & Distributors - 0.3%
AerCap Holdings NV (a)	200,000	7,698,000
TOTAL COMMON STOCKS
(Cost $2,143,955,534)		2,466,357,337

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.43% (b)
(Cost $78,893,979)	78,879,993	78,903,657
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $2,222,849,513)		2,545,260,994
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,209,756)
NET ASSETS - 100%		$2,544,051,238

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$393,294
Fidelity Securities Lending Cash Central Fund	4,600
Total	$397,894

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,466,357,337	$2,466,357,335	$--	$2
Money Market Funds	78,903,657	78,903,657	--	--
Total Investments in Securities:	$2,545,260,994	$2,545,260,992	$--	$2

See accompanying notes which are an integral part of the financial statements.

Fidelity® Financials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,143,955,534)	$2,466,357,337
Fidelity Central Funds (cost $78,893,979)	78,903,657
Total Investments (cost $2,222,849,513)		$2,545,260,994
Receivable for investments sold		5,481,260
Receivable for fund shares sold		82,583
Dividends receivable		4,640,148
Distributions receivable from Fidelity Central Funds		24,358
Total assets		2,555,489,343
Liabilities
Payable for investments purchased	$9,341,392
Payable for fund shares redeemed	2,080,862
Other payables and accrued expenses	15,851
Total liabilities		11,438,105
Net Assets		$2,544,051,238
Net Assets consist of:
Paid in capital		$2,221,643,594
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		322,407,644
Net Assets, for 30,022,442 shares outstanding		$2,544,051,238
Net Asset Value, offering price and redemption price per share ($2,544,051,238 ÷ 30,022,442 shares)		$84.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$45,945,584
Income from Fidelity Central Funds (including $4,600 from security lending)		397,894
Total income		46,343,478
Expenses
Custodian fees and expenses	$35,844
Independent directors' fees and expenses	10,266
Total expenses before reductions	46,110
Expense reductions	(10,476)	35,634
Net investment income (loss)		46,307,844
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,633,893)
Fidelity Central Funds	(329)
Foreign currency transactions	352,198
Total net realized gain (loss)		(13,282,024)
Change in net unrealized appreciation (depreciation) on: Investment securities	119,852,928
Assets and liabilities in foreign currencies	(11,026)
Total change in net unrealized appreciation (depreciation)		119,841,902
Net gain (loss)		106,559,878
Net increase (decrease) in net assets resulting from operations		$152,867,722

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,307,844	$44,690,484
Net realized gain (loss)	(13,282,024)	71,944,755
Change in net unrealized appreciation (depreciation)	119,841,902	(163,179,188)
Net increase (decrease) in net assets resulting from operations	152,867,722	(46,543,949)
Distributions to partners from net investment income	(43,616,969)	(37,178,253)
Affiliated share transactions
Proceeds from sales of shares	345,722,943	241,799,057
Reinvestment of distributions	43,616,590	37,177,922
Cost of shares redeemed	(255,720,898)	(281,099,031)
Net increase (decrease) in net assets resulting from share transactions	133,618,635	(2,122,052)
Total increase (decrease) in net assets	242,869,388	(85,844,254)
Net Assets
Beginning of period	2,301,181,850	2,387,026,104
End of period	$2,544,051,238	$2,301,181,850
Other Information
Shares
Sold	4,203,336	2,778,248
Issued in reinvestment of distributions	519,116	423,544
Redeemed	(3,158,480)	(3,195,133)
Net increase (decrease)	1,563,972	6,659

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Financials Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$80.86	$83.90	$72.85	$58.36	$44.37
Income from Investment Operations
Net investment income (loss)A	1.59	1.57	1.54	1.63	1.07
Net realized and unrealized gain (loss)	3.79	(3.30)	10.84	14.22	13.82
Total from investment operations	5.38	(1.73)	12.38	15.85	14.89
Distributions to partners from net investment income	(1.50)	(1.31)	(1.33)	(1.36)	(.90)
Total distributions	(1.50)	(1.31)	(1.33)	(1.36)	(.90)
Net asset value, end of period	$84.74	$80.86	$83.90	$72.85	$58.36
Total ReturnB	6.68%	(2.18)%	17.08%	27.41%	33.71%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	.01%	.01%
Expenses net of fee waivers, if any	- %E	- %E	- %E	.01%	.01%
Expenses net of all reductions	- %E	- %E	- %E	.01%	.01%
Net investment income (loss)	1.94%	1.80%	1.92%	2.44%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$2,544,051	$2,301,182	$2,387,026	$1,956,278	$1,400,699
Portfolio turnover rateF	57%	40%	43%G	249%G	383%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Health Care Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Health Care Central Fund	7.73%	24.07%	13.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Health Care Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,924	Fidelity® Health Care Central Fund
$20,114	S&P 500® Index

Fidelity® Health Care Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500® sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund returned 7.73%, underperforming the 9.95% gain of the MSCI U.S. IMI Health Care 25/50 Index and the 15.43% rise in the S&P 500. Despite their strong performance in the second half of the year, health care stocks significantly trailed the broad market for the 12 months due to a sharp pullback at the beginning of 2016 over concerns around drug pricing and global macroeconomic instability. Versus the sector index, the fund's performance was hurt most by picks in pharmaceuticals. Several names from the industry materially weighed on relative results, including not owning index component Johnson & Johnson. The stock returned 30% this period, as investors sought more-defensive names with solid financials and attractive dividends. Elsewhere, a non-index stake in Teva Pharmaceutical Industries also hurt, as did a cash position of 2%, on average. Conversely, positioning in health care equipment was a big plus. From this industry, medical device maker Boston Scientific was our largest individual relative contributor and one of the fund's biggest holdings. The stock rose 45%, as the firm completed its purchase of Endo International's men's health business in August and cut costs. In late October, the firm reported strong quarterly financial results and raised its full-year forecast.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Health Care Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	10.0	9.5
Allergan PLC	7.9	5.3
Amgen, Inc.	6.8	5.3
Boston Scientific Corp.	5.0	5.5
Vertex Pharmaceuticals, Inc.	3.6	2.1
Teva Pharmaceutical Industries Ltd. sponsored ADR	3.6	4.9
UnitedHealth Group, Inc.	3.6	2.8
Alexion Pharmaceuticals, Inc.	3.1	2.1
Intuitive Surgical, Inc.	2.6	1.6
Cigna Corp.	2.2	2.1
	48.4

Top Industries (% of fund's net assets)

As of September 30, 2016
Biotechnology	28.4%
Health Care Equipment & Supplies	28.2%
Pharmaceuticals	21.3%
Health Care Providers & Services	15.0%
Health Care Technology	3.1%
All Others*	4.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Health Care Equipment & Supplies	25.1%
Pharmaceuticals	24.9%
Biotechnology	24.7%
Health Care Providers & Services	15.8%
Health Care Technology	3.0%
All Others*	6.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Fidelity® Health Care Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Biotechnology - 28.4%
Biotechnology - 28.4%
Ablynx NV (a)	556,675	$7,000,691
AC Immune SA	116,300	1,915,461
ACADIA Pharmaceuticals, Inc. (a)	19,200	610,752
Acceleron Pharma, Inc. (a)	141,000	5,102,790
Acorda Therapeutics, Inc. (a)	409,700	8,554,536
Actelion Ltd.	51,737	8,957,451
Advanced Accelerator Applications SA sponsored ADR	139,100	5,296,928
Advaxis, Inc. (a)(b)	460,000	4,917,400
Alexion Pharmaceuticals, Inc. (a)	490,000	60,044,600
Alnylam Pharmaceuticals, Inc. (a)	119,000	8,065,820
Amgen, Inc.	800,000	133,448,000
Amicus Therapeutics, Inc. (a)	870,000	6,438,000
Arena Pharmaceuticals, Inc. (a)(b)	2,000,000	3,500,000
Array BioPharma, Inc. (a)	1,100,000	7,425,000
BeiGene Ltd. ADR (b)	62,493	1,925,409
Biogen, Inc. (a)	77,000	24,103,310
BioMarin Pharmaceutical, Inc. (a)	56,700	5,245,884
bluebird bio, Inc. (a)	32,100	2,175,738
Blueprint Medicines Corp. (a)	167,700	4,980,690
Celgene Corp. (a)	81,800	8,550,554
Cellectis SA sponsored ADR (a)	147,700	3,556,616
Curis, Inc. (a)	1,000,000	2,610,000
Cytokinetics, Inc. (a)	280,000	2,570,400
CytomX Therapeutics, Inc. (a)	91,800	1,439,424
Five Prime Therapeutics, Inc. (a)	103,987	5,458,278
Galapagos Genomics NV sponsored ADR (a)	104,800	6,776,368
Gilead Sciences, Inc.	318,000	25,160,160
Heron Therapeutics, Inc. (a)	125,650	2,164,950
Incyte Corp. (a)	45,900	4,327,911
Insmed, Inc. (a)	750,000	10,890,000
Intercept Pharmaceuticals, Inc. (a)	67,924	11,179,611
Neurocrine Biosciences, Inc. (a)	199,400	10,097,616
Protagonist Therapeutics, Inc.	300,000	6,339,000
Proteostasis Therapeutics, Inc.	200,000	3,118,000
Puma Biotechnology, Inc. (a)(b)	239,218	16,039,567
Regeneron Pharmaceuticals, Inc. (a)	63,500	25,528,270
Spark Therapeutics, Inc. (a)	99,623	5,983,357
TESARO, Inc. (a)(b)	179,400	17,983,056
Ultragenyx Pharmaceutical, Inc. (a)	144,000	10,215,360
Vertex Pharmaceuticals, Inc. (a)	820,000	71,512,200
Xencor, Inc. (a)	239,500	5,865,355
		557,074,513
Capital Markets - 0.3%
Asset Management & Custody Banks - 0.3%
RPI International Holdings LP (c)	41,845	5,484,206
Diversified Consumer Services - 0.3%
Specialized Consumer Services - 0.3%
Carriage Services, Inc.	212,300	5,020,895
Health Care Equipment & Supplies - 28.2%
Health Care Equipment - 26.1%
Atricure, Inc. (a)	500,000	7,910,000
Boston Scientific Corp. (a)	4,140,000	98,532,000
DexCom, Inc. (a)	280,000	24,544,800
Edwards Lifesciences Corp. (a)	31,300	3,773,528
Insulet Corp. (a)	401,900	16,453,786
Integra LifeSciences Holdings Corp. (a)	228,000	18,821,400
Intuitive Surgical, Inc. (a)	70,000	50,738,100
Medtronic PLC	2,260,000	195,263,999
Nevro Corp. (a)(b)	100,000	10,439,000
NxStage Medical, Inc. (a)	240,300	6,005,097
Penumbra, Inc. (a)(b)	240,800	18,298,392
Wright Medical Group NV (a)	880,000	21,586,400
Zeltiq Aesthetics, Inc. (a)(b)	418,100	16,397,882
Zimmer Biomet Holdings, Inc.	180,705	23,495,264
		512,259,648
Health Care Supplies - 2.1%
ICU Medical, Inc. (a)	60,000	7,582,800
The Cooper Companies, Inc.	120,000	21,511,200
The Spectranetics Corp. (a)	450,800	11,310,572
		40,404,572

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		552,664,220

Health Care Providers & Services - 14.8%
Health Care Distributors & Services - 3.0%
Amplifon SpA	660,000	6,776,497
EBOS Group Ltd.	900,000	12,353,065
McKesson Corp.	226,755	37,811,396
Oriola-KD Oyj	526,000	2,393,073
		59,334,031
Health Care Facilities - 1.5%
Surgical Care Affiliates, Inc. (a)	255,476	12,457,010
Universal Health Services, Inc. Class B	135,700	16,720,954
		29,177,964
Health Care Services - 2.3%
Adeptus Health, Inc. Class A (a)(b)	110,500	4,757,025
American Renal Associates Holdings, Inc.	260,000	4,750,200
Envision Healthcare Holdings, Inc. (a)	850,000	18,929,500
Premier, Inc. (a)	200,000	6,468,000
Teladoc, Inc. (a)(b)	200,000	3,662,000
United Drug PLC (United Kingdom)	670,700	5,572,391
		44,139,116
Managed Health Care - 8.0%
Anthem, Inc.	260,000	32,580,600
Cigna Corp.	340,000	44,308,800
Humana, Inc.	60,000	10,613,400
UnitedHealth Group, Inc.	500,000	70,000,000
		157,502,800

TOTAL HEALTH CARE PROVIDERS & SERVICES		290,153,911

Health Care Technology - 3.1%
Health Care Technology - 3.1%
athenahealth, Inc. (a)	174,500	22,007,940
Castlight Health, Inc. (a)	700,500	2,914,080
Evolent Health, Inc. (a)(b)	231,416	5,697,462
HealthStream, Inc. (a)	403,387	11,133,481
Medidata Solutions, Inc. (a)	340,700	18,997,432
		60,750,395
Life Sciences Tools & Services - 1.3%
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	560,500	26,393,945
Pharmaceuticals - 21.3%
Pharmaceuticals - 21.3%
Allergan PLC (a)	675,000	155,459,250
Amphastar Pharmaceuticals, Inc. (a)	360,000	6,829,200
AstraZeneca PLC (United Kingdom)	350,000	22,663,156
Bristol-Myers Squibb Co.	500,000	26,960,000
Catalent, Inc. (a)	880,000	22,739,200
Dechra Pharmaceuticals PLC	500,000	9,027,685
Eisai Co. Ltd.	174,100	10,888,828
Endo International PLC (a)	293,300	5,909,995
GlaxoSmithKline PLC	1,000,000	21,298,547
Horizon Pharma PLC (a)	303,600	5,504,268
Jazz Pharmaceuticals PLC (a)	95,692	11,624,664
Jiangsu Hengrui Medicine Co. Ltd.	1,466,576	9,692,310
Lee's Pharmaceutical Holdings Ltd.	3,091,500	2,912,289
Mylan N.V. (a)	149,700	5,706,564
SCYNEXIS, Inc. (a)	400,000	1,548,000
Sun Pharmaceutical Industries Ltd.	743,933	8,319,111
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,550,000	71,315,500
The Medicines Company (a)	188,109	7,099,234
TherapeuticsMD, Inc. (a)(b)	1,500,000	10,215,000
Theravance Biopharma, Inc. (a)	48,410	1,754,378
		417,467,179
Professional Services - 0.9%
Human Resource & Employment Services - 0.9%
WageWorks, Inc. (a)	280,000	17,054,800
TOTAL COMMON STOCKS
(Cost $1,618,189,982)		1,932,064,064

Convertible Preferred Stocks - 0.2%
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
1Life Healthcare, Inc. Series G (a)(c)
(Cost $2,885,246)	438,101	3,474,141

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 0.43% (d)	34,097,579	34,107,808
Fidelity Securities Lending Cash Central Fund 0.46% (d)(e)	51,839,794	51,850,161
TOTAL MONEY MARKET FUNDS
(Cost $85,943,405)		85,957,969
TOTAL INVESTMENT PORTFOLIO - 103.2%
(Cost $1,707,018,633)		2,021,496,174
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(63,248,069)
NET ASSETS - 100%		$1,958,248,105

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,958,347 or 0.5% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$2,885,246
RPI International Holdings LP	5/21/15 - 3/23/16	$5,567,439

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$108,423
Fidelity Securities Lending Cash Central Fund	685,673
Total	$794,096

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,932,064,064	$1,850,805,617	$75,774,241	$5,484,206
Convertible Preferred Stocks	3,474,141	--	--	3,474,141
Money Market Funds	85,957,969	85,957,969	--	--
Total Investments in Securities:	$2,021,496,174	$1,936,763,586	$75,774,241	$8,958,347

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	68.4%
Ireland	19.4%
Israel	3.6%
United Kingdom	2.8%
Netherlands	1.4%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Health Care Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $51,510,756) — See accompanying schedule: Unaffiliated issuers (cost $1,621,075,228)	$1,935,538,205
Fidelity Central Funds (cost $85,943,405)	85,957,969
Total Investments (cost $1,707,018,633)		$2,021,496,174
Cash		122,046
Receivable for investments sold		11,319,425
Receivable for fund shares sold		71,197
Dividends receivable		1,995,010
Distributions receivable from Fidelity Central Funds		106,025
Total assets		2,035,109,877
Liabilities
Payable for investments purchased	$24,209,215
Payable for fund shares redeemed	797,857
Other payables and accrued expenses	15,606
Collateral on securities loaned, at value	51,839,094
Total liabilities		76,861,772
Net Assets		$1,958,248,105
Net Assets consist of:
Paid in capital		$1,643,752,708
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		314,495,397
Net Assets, for 5,616,866 shares outstanding		$1,958,248,105
Net Asset Value, offering price and redemption price per share ($1,958,248,105 ÷ 5,616,866 shares)		$348.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$15,015,174
Interest		19
Income from Fidelity Central Funds (including $685,673 from security lending)		794,096
Total income		15,809,289
Expenses
Custodian fees and expenses	$58,830
Independent directors' fees and expenses	7,980
Interest	360
Total expenses before reductions	67,170
Expense reductions	(8,264)	58,906
Net investment income (loss)		15,750,383
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,058,673
Fidelity Central Funds	582
Foreign currency transactions	21,619
Total net realized gain (loss)		8,080,874
Change in net unrealized appreciation (depreciation) on: Investment securities	119,668,214
Assets and liabilities in foreign currencies	713
Total change in net unrealized appreciation (depreciation)		119,668,927
Net gain (loss)		127,749,801
Net increase (decrease) in net assets resulting from operations		$143,500,184

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,750,383	$12,787,005
Net realized gain (loss)	8,080,874	394,692,964
Change in net unrealized appreciation (depreciation)	119,668,927	(286,414,390)
Net increase (decrease) in net assets resulting from operations	143,500,184	121,065,579
Distributions to partners from net investment income	(14,262,731)	(11,170,587)
Affiliated share transactions
Proceeds from sales of shares	276,507,477	216,190,893
Reinvestment of distributions	14,262,430	11,170,345
Cost of shares redeemed	(211,669,660)	(393,550,184)
Net increase (decrease) in net assets resulting from share transactions	79,100,247	(166,188,946)
Total increase (decrease) in net assets	208,337,700	(56,293,954)
Net Assets
Beginning of period	1,749,910,405	1,806,204,359
End of period	$1,958,248,105	$1,749,910,405
Other Information
Shares
Sold	834,679	600,160
Issued in reinvestment of distributions	42,388	30,626
Redeemed	(626,064)	(1,094,340)
Net increase (decrease)	251,003	(463,554)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Health Care Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$326.12	$309.84	$222.42	$163.64	$123.15
Income from Investment Operations
Net investment income (loss)A	2.85	2.36	1.34	1.73	1.63
Net realized and unrealized gain (loss)	22.25	15.99	87.35	58.70	40.46
Total from investment operations	25.10	18.35	88.69	60.43	42.09
Distributions to partners from net investment income	(2.58)	(2.07)	(1.27)	(1.65)	(1.60)
Total distributions	(2.58)	(2.07)	(1.27)	(1.65)	(1.60)
Net asset value, end of period	$348.64	$326.12	$309.84	$222.42	$163.64
Total ReturnB	7.73%	5.85%	39.95%	37.14%	34.34%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %E	- %E	.01%	.01%	- %E
Expenses net of all reductions	- %E	- %E	.01%	.01%	- %E
Net investment income (loss)	.85%	.66%	.49%	.93%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$1,958,248	$1,749,910	$1,806,204	$1,415,691	$1,044,262
Portfolio turnover rateF	68%	97%	131%G	113%G	120%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Industrials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Industrials Central Fund	17.24%	17.44%	10.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Industrials Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,691	Fidelity® Industrials Central Fund
$20,114	S&P 500® Index

Fidelity® Industrials Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund's 17.24% gain trailed the 19.13% return of the MSCI U.S. IMI Industrials 25/50 Index but outpaced the broad-market S&P 500. Industrials was one of the stock market’s better-performing sectors, benefiting from a continuing U.S. economic recovery and the rebound in commodity prices that began early in 2016. Versus the MSCI index, the fund was hampered by industry selection – especially a sizable overweighting in trucking that largely offset our favorable stock picking there – and a small cash position. Although our decision to avoid most airline stocks in the MSCI index was timely and helped relative results, our largest detractor on a relative basis was a significant overweighting in Southwest Airlines. Rebounding crude-oil prices and downward pressure on ticket prices stemming from industrywide additions to capacity created an unfavorable backdrop for airline stocks. Overweighting AMETEK, a maker of electronic instruments and motors, also detracted. Conversely, stock selection in aerospace & defense bolstered relative performance. The fund’s top individual relative contributor was A. O. Smith. This maker of residential and commercial water heaters and boilers topped earnings estimates in both the first and second quarters of 2016. Also lifting relative results was BWX Technologies, a nuclear-submarine service contractor. I significantly reduced this position to lock in profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Industrials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	11.9	14.3
Honeywell International, Inc.	6.1	5.4
United Technologies Corp.	5.4	4.8
General Dynamics Corp.	4.7	2.9
Caterpillar, Inc.	4.2	0.0
J.B. Hunt Transport Services, Inc.	3.7	5.3
Northrop Grumman Corp.	3.5	2.9
AECOM	3.3	4.2
Raytheon Co.	3.2	3.0
AMETEK, Inc.	3.0	2.0
	49.0

Top Industries (% of fund's net assets)

As of September 30, 2016
Aerospace & Defense	25.1%
Industrial Conglomerates	19.3%
Machinery	18.4%
Electrical Equipment	8.3%
Road & Rail	6.6%
All Others*	22.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Aerospace & Defense	27.1%
Industrial Conglomerates	20.8%
Machinery	7.6%
Road & Rail	6.5%
Airlines	5.1%
All Others*	32.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Industrials Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Aerospace & Defense - 25.1%
Aerospace & Defense - 25.1%
Astronics Corp. (a)	95,926	$4,321,466
BWX Technologies, Inc.	228,580	8,770,615
General Dynamics Corp.	413,340	64,133,834
Hexcel Corp.	429,400	19,022,420
Northrop Grumman Corp.	225,300	48,202,935
Orbital ATK, Inc.	124,921	9,522,728
Raytheon Co.	319,600	43,507,148
Rockwell Collins, Inc.	117,382	9,899,998
Taser International, Inc. (a)	161,500	4,620,515
Teledyne Technologies, Inc. (a)	241,348	26,048,690
Textron, Inc.	522,515	20,769,971
TransDigm Group, Inc. (a)	41,400	11,969,568
United Technologies Corp.	733,233	74,496,473
		345,286,361
Air Freight & Logistics - 0.5%
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	102,100	7,193,966
Airlines - 2.9%
Airlines - 2.9%
Southwest Airlines Co.	1,035,000	40,251,150
Building Products - 3.1%
Building Products - 3.1%
A.O. Smith Corp.	196,777	19,439,600
Fortune Brands Home & Security, Inc.	338,400	19,661,040
Masco Corp.	100,000	3,431,000
		42,531,640
Commercial Services & Supplies - 2.7%
Commercial Printing - 1.1%
Deluxe Corp.	233,800	15,622,516
Environmental & Facility Services - 0.1%
Team, Inc. (a)	32,010	1,047,047
Office Services & Supplies - 1.5%
West Corp.	955,951	21,107,398

TOTAL COMMERCIAL SERVICES & SUPPLIES		37,776,961

Construction & Engineering - 3.9%
Construction & Engineering - 3.9%
AECOM (a)	1,523,843	45,303,852
Dycom Industries, Inc. (a)	104,200	8,521,476
		53,825,328
Electrical Equipment - 8.3%
Electrical Components & Equipment - 7.8%
AMETEK, Inc.	845,258	40,386,427
Eaton Corp. PLC	423,900	27,854,469
Fortive Corp.	593,524	30,210,372
Regal Beloit Corp.	143,300	8,524,917
		106,976,185
Heavy Electrical Equipment - 0.5%
TPI Composites, Inc.	322,100	6,847,846

TOTAL ELECTRICAL EQUIPMENT		113,824,031

Health Care Equipment & Supplies - 1.0%
Health Care Equipment - 1.0%
Danaher Corp.	174,819	13,704,061
Industrial Conglomerates - 19.3%
Industrial Conglomerates - 19.3%
General Electric Co.	5,529,800	163,792,677
Honeywell International, Inc.	718,136	83,727,476
Roper Technologies, Inc.	99,900	18,228,753
		265,748,906
Machinery - 18.4%
Construction Machinery & Heavy Trucks - 7.5%
Allison Transmission Holdings, Inc.	478,500	13,723,380
Caterpillar, Inc.	642,600	57,043,602
Wabtec Corp.	394,400	32,202,760
		102,969,742
Industrial Machinery - 10.9%
Flowserve Corp.	290,900	14,033,016
IDEX Corp.	201,033	18,810,658
Illinois Tool Works, Inc.	74,200	8,892,128
Ingersoll-Rand PLC	553,100	37,577,614
Pentair PLC	325,871	20,933,953
Rexnord Corp. (a)	707,100	15,139,011
Snap-On, Inc.	126,900	19,283,724
TriMas Corp. (a)	798,056	14,851,822
		149,521,926

TOTAL MACHINERY		252,491,668

Professional Services - 2.4%
Research & Consulting Services - 2.4%
CEB, Inc.	184,686	10,059,846
IHS Markit Ltd. (a)	50,800	1,907,540
Verisk Analytics, Inc. (a)	251,455	20,438,262
		32,405,648
Road & Rail - 6.6%
Railroads - 1.7%
Norfolk Southern Corp.	241,700	23,459,402
Trucking - 4.9%
J.B. Hunt Transport Services, Inc.	632,650	51,333,221
Old Dominion Freight Lines, Inc. (a)	238,100	16,336,041
		67,669,262

TOTAL ROAD & RAIL		91,128,664

Trading Companies & Distributors - 3.4%
Trading Companies & Distributors - 3.4%
HD Supply Holdings, Inc. (a)	770,956	24,655,173
Univar, Inc. (a)	408,300	8,921,355
Wolseley PLC	232,439	13,072,959
		46,649,487
TOTAL COMMON STOCKS
(Cost $1,143,142,336)		1,342,817,871

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 0.43% (b)
(Cost $25,300,055)	25,299,895	25,307,485
TOTAL INVESTMENT PORTFOLIO - 99.4%
(Cost $1,168,442,391)		1,368,125,356
NET OTHER ASSETS (LIABILITIES) - 0.6%		8,110,311
NET ASSETS - 100%		$1,376,235,667

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$97,265
Fidelity Securities Lending Cash Central Fund	2,179
Total	$99,444

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,342,817,871	$1,329,744,912	$13,072,959	$--
Money Market Funds	25,307,485	25,307,485	--	--
Total Investments in Securities:	$1,368,125,356	$1,355,052,397	$13,072,959	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Industrials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,143,142,336)	$1,342,817,871
Fidelity Central Funds (cost $25,300,055)	25,307,485
Total Investments (cost $1,168,442,391)		$1,368,125,356
Cash		87,899
Receivable for investments sold		32,075,810
Receivable for fund shares sold		41,709
Dividends receivable		1,552,189
Distributions receivable from Fidelity Central Funds		8,722
Total assets		1,401,891,685
Liabilities
Payable for investments purchased	$25,064,572
Payable for fund shares redeemed	585,888
Other payables and accrued expenses	5,558
Total liabilities		25,656,018
Net Assets		$1,376,235,667
Net Assets consist of:
Paid in capital		$1,176,551,157
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		199,684,510
Net Assets, for 5,682,053 shares outstanding		$1,376,235,667
Net Asset Value, offering price and redemption price per share ($1,376,235,667 ÷ 5,682,053 shares)		$242.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$19,690,160
Income from Fidelity Central Funds (including $2,179 from security lending)		99,444
Total income		19,789,604
Expenses
Custodian fees and expenses	$20,474
Independent directors' fees and expenses	5,623
Total expenses before reductions	26,097
Expense reductions	(5,775)	20,322
Net investment income (loss)		19,769,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	73,086,341
Fidelity Central Funds	2,417
Foreign currency transactions	972
Total net realized gain (loss)		73,089,730
Change in net unrealized appreciation (depreciation) on: Investment securities	112,116,717
Assets and liabilities in foreign currencies	998
Total change in net unrealized appreciation (depreciation)		112,117,715
Net gain (loss)		185,207,445
Net increase (decrease) in net assets resulting from operations		$204,976,727

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,769,282	$19,966,244
Net realized gain (loss)	73,089,730	98,425,163
Change in net unrealized appreciation (depreciation)	112,117,715	(135,440,911)
Net increase (decrease) in net assets resulting from operations	204,976,727	(17,049,504)
Distributions to partners from net investment income	(19,855,967)	(19,449,113)
Affiliated share transactions
Proceeds from sales of shares	106,449,437	98,261,240
Reinvestment of distributions	19,855,492	19,448,660
Cost of shares redeemed	(108,854,961)	(208,556,197)
Net increase (decrease) in net assets resulting from share transactions	17,449,968	(90,846,297)
Total increase (decrease) in net assets	202,570,728	(127,344,914)
Net Assets
Beginning of period	1,173,664,939	1,301,009,853
End of period	$1,376,235,667	$1,173,664,939
Other Information
Shares
Sold	464,554	430,779
Issued in reinvestment of distributions	84,112	84,378
Redeemed	(464,180)	(914,417)
Net increase (decrease)	84,486	(399,260)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Industrials Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$209.67	$216.95	$198.24	$152.47	$117.43
Income from Investment Operations
Net investment income (loss)A	3.47	3.40	3.18	3.15	2.81
Net realized and unrealized gain (loss)	32.56	(7.35)	18.69	45.71	34.95
Total from investment operations	36.03	(3.95)	21.87	48.86	37.76
Distributions to partners from net investment income	(3.49)	(3.33)	(3.16)	(3.09)	(2.72)
Total distributions	(3.49)	(3.33)	(3.16)	(3.09)	(2.72)
Net asset value, end of period	$242.21	$209.67	$216.95	$198.24	$152.47
Total ReturnB	17.24%	(1.95)%	11.03%	32.33%	32.29%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	1.50%	1.48%	1.46%	1.80%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$1,376,236	$1,173,665	$1,301,010	$1,198,480	$884,067
Portfolio turnover rateF	60%	83%	77%G	73%G	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Information Technology Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Information Technology Central Fund	27.68%	17.92%	11.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Information Technology Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,274	Fidelity® Information Technology Central Fund
$20,114	S&P 500® Index

Fidelity® Information Technology Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager Charlie Chai:  For the year, the fund rose 27.68%, outperforming the 22.06% return of the MSCI U.S. IMI Information Technology 25/50 Index, as well as the S&P 500. Aided by strong results in the third quarter of 2016, technology was one of the year's best-performing sectors. Versus the MSCI index, both stock selection and industry selection bolstered the fund’s performance. Specifically, positioning in internet software & services and semiconductors was beneficial. Underweighting index heavyweight Apple – by far the fund’s largest holding this period – was the fund's top relative contributor. Apple lagged due to slowing sales of its iPhone in an increasingly saturated smartphone market. Non-index exposure to New Oriental Education and Technology Group also lifted relative results. The China-based firm provides private K-12 after-school tutoring programs, for which there has been steadily growing demand. Overall, the fund’s foreign exposure benefited performance amid currency fluctuations. Conversely, out-of-index allocations to two groups, internet & direct marketing retail and automobile manufacturers, detracted this period, as did a small cash position. A sizable underweighting in Microsoft was the fund’s largest relative detractor, given this index component’s 34% return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Information Technology Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.2	10.7
Facebook, Inc. Class A	6.6	5.4
Alphabet, Inc. Class C	5.7	5.7
Alphabet, Inc. Class A	5.7	5.2
Microsoft Corp.	4.1	3.1
Autodesk, Inc.	2.2	0.9
Visa, Inc. Class A	2.1	2.6
Micron Technology, Inc.	2.1	1.4
Broadcom Ltd.	2.0	2.1
Trimble Navigation Ltd.	2.0	1.8
	42.7

Top Industries (% of fund's net assets)

As of September 30, 2016
Internet Software & Services	25.4%
Semiconductors & Semiconductor Equipment	19.8%
Software	18.2%
Technology Hardware, Storage & Peripherals	10.5%
Electronic Equipment & Components	6.2%
All Others*	19.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Internet Software & Services	28.1%
Software	16.8%
Semiconductors & Semiconductor Equipment	16.4%
Technology Hardware, Storage & Peripherals	11.5%
IT Services	5.9%
All Others*	21.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Fidelity® Information Technology Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Auto Components - 0.0%
Tires & Rubber - 0.0%
NDFOS Co. Ltd. (a)	21,854	$287,858
Automobiles - 1.4%
Automobile Manufacturers - 1.4%
Tesla Motors, Inc. (a)	226,335	46,179,130
Banks - 0.2%
Diversified Banks - 0.2%
Han's Laser Technology Co. Ltd. ELS (HSBC Warrant Program) warrants 3/18/19 (a)(b)(c)	1,747,000	5,627,128
Biotechnology - 0.1%
Biotechnology - 0.1%
BeiGene Ltd. ADR	85,389	2,630,835
Genscript Biotech Corp.	5,034,000	1,432,957
		4,063,792
Capital Markets - 0.4%
Diversified Capital Markets - 0.3%
Lens Technology Co., Ltd. ELS (UBS Warrant Programme) warrants 9/25/17 (a)(b)(c)	2,291,916	8,357,860
Financial Exchanges & Data - 0.1%
MSCI, Inc. Class A	58,300	4,893,702

TOTAL CAPITAL MARKETS		13,251,562

Chemicals - 1.5%
Industrial Gases - 0.5%
SK Materials Co., Ltd.	100,338	14,460,345
Wonik Materials Co. Ltd. (a)	33,592	2,142,517
		16,602,862
Specialty Chemicals - 1.0%
Duk San Neolux Co. Ltd. (a)	317,754	9,013,937
Nitto Denko Corp.	156,200	10,144,534
Shin-Etsu Chemical Co. Ltd.	21,700	1,514,071
Soulbrain Co. Ltd.	171,144	9,528,231
		30,200,773

TOTAL CHEMICALS		46,803,635

Commercial Services & Supplies - 0.5%
Commercial Printing - 0.5%
Nissha Printing Co. Ltd. (d)	605,500	14,963,462
Communications Equipment - 0.6%
Communications Equipment - 0.6%
Ciena Corp. (a)	142,400	3,104,320
CommScope Holding Co., Inc. (a)	141,300	4,254,543
F5 Networks, Inc. (a)	39,200	4,885,888
Palo Alto Networks, Inc. (a)	11,400	1,816,362
Radware Ltd. (a)	1,227	16,859
Sonus Networks, Inc. (a)	12,400	96,472
Wistron NeWeb Corp.	1,557,980	4,941,001
		19,115,445
Construction Materials - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	376	295
Consumer Finance - 0.0%
Consumer Finance - 0.0%
LendingClub Corp. (a)	1,400	8,652
Diversified Consumer Services - 0.8%
Education Services - 0.8%
China Online Education Group sponsored ADR (a)	18,310	382,679
New Oriental Education & Technology Group, Inc. sponsored ADR	501,293	23,239,943
TAL Education Group ADR (a)	31,800	2,252,712
		25,875,334
Specialized Consumer Services - 0.0%
LifeLock, Inc. (a)	1,433	24,246

TOTAL DIVERSIFIED CONSUMER SERVICES		25,899,580

Diversified Telecommunication Services - 0.2%
Integrated Telecommunication Services - 0.2%
Bharti Infratel Ltd.	888,307	4,889,559
Electrical Equipment - 0.1%
Electrical Components & Equipment - 0.1%
Lumenpulse, Inc. (a)	38,000	474,728
Nidec Corp.	18,600	1,719,257
		2,193,985
Electronic Equipment & Components - 6.2%
Electronic Components - 2.6%
Alps Electric Co. Ltd.	1,038,500	25,067,080
Chunghwa Precision Test Tech Co. Ltd.	84,000	3,161,114
InvenSense, Inc.(a)	350,700	2,602,194
Iriso Electronics Co. Ltd.	133,700	7,168,958
Largan Precision Co. Ltd.	162,000	19,779,645
Ledlink Optics, Inc.	1,521,489	1,894,042
Mitsumi Electric Co. Ltd. (a)	282,400	1,589,019
Murata Manufacturing Co. Ltd.	24,500	3,198,061
Samsung SDI Co. Ltd.	39,383	3,460,895
Sunny Optical Technology Group Co. Ltd.	855,000	4,248,182
Tong Hsing Electronics Industries Ltd.	149,000	566,673
Universal Display Corp. (a)	50,100	2,781,051
Yageo Corp.	3,373,020	7,035,272
Yaskawa Electric Corp.	1,800	26,922
		82,579,108
Electronic Equipment & Instruments - 0.9%
Chroma ATE, Inc.	7,714,358	20,828,779
Cognex Corp.	59,200	3,129,312
Topcon Corp.	375,600	5,365,537
		29,323,628
Electronic Manufacturing Services - 2.2%
AAC Technology Holdings, Inc.	317,500	3,208,028
Merry Electronics Co. Ltd.	1,062,000	4,196,261
Trimble Navigation Ltd. (a)	2,187,527	62,475,771
		69,880,060
Technology Distributors - 0.5%
Dell Technologies, Inc. (a)	350,935	16,774,693
Digital China Holdings Ltd. (H Shares)	39,000	37,661
		16,812,354

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		198,595,150

Health Care Equipment & Supplies - 0.2%
Health Care Equipment - 0.2%
Intai Technology Corp.	903,000	4,717,066
Olympus Corp.	7,900	275,879
		4,992,945
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	19,800	749,430
Health Care Technology - 1.6%
Health Care Technology - 1.6%
athenahealth, Inc. (a)	129,730	16,361,548
Inovalon Holdings, Inc. Class A (a)(d)	500,000	7,355,000
M3, Inc.	52,900	1,810,792
Medidata Solutions, Inc. (a)	394,000	21,969,440
Veeva Systems, Inc. Class A (a)	124,100	5,122,848
		52,619,628
Hotels, Restaurants & Leisure - 0.4%
Casinos & Gaming - 0.3%
500.com Ltd. sponsored ADR Class A (a)(d)	467,523	8,242,430
Hotels, Resorts & Cruise Lines - 0.1%
Tuniu Corp. Class A sponsored ADR (a)(d)	381,953	3,865,364

TOTAL HOTELS, RESTAURANTS & LEISURE		12,107,794

Household Durables - 1.1%
Consumer Electronics - 1.1%
Sony Corp.	560,400	18,566,385
Sony Corp. sponsored ADR	529,400	17,581,374
		36,147,759
Industrial Conglomerates - 0.1%
Industrial Conglomerates - 0.1%
Toshiba Corp.(a)	839,000	2,796,724
Internet & Direct Marketing Retail - 2.2%
Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc. (a)	30,500	25,537,955
Ctrip.com International Ltd. ADR (a)	109,800	5,113,386
Groupon, Inc. Class A (a)	291,000	1,498,650
JD.com, Inc. sponsored ADR (a)	127,200	3,318,648
Jumei International Holding Ltd. sponsored ADR (a)	918,303	5,372,073
Liberty Interactive Corp. QVC Group Series A (a)	588	11,766
MySale Group PLC (a)	38,500	46,409
Netflix, Inc. (a)	160,200	15,787,710
Qunar Cayman Islands Ltd. sponsored ADR (a)(d)	360,688	10,459,952
Vipshop Holdings Ltd. ADR (a)	330,700	4,851,369
		71,997,918
Internet Software & Services - 24.6%
Internet Software & Services - 24.6%
58.com, Inc. ADR (a)(d)	660,580	31,483,243
Akamai Technologies, Inc. (a)	60,200	3,189,998
Alibaba Group Holding Ltd. sponsored ADR (a)	74,900	7,923,671
Alphabet, Inc.:
Class A	227,673	183,062,752
Class C (a)	236,618	183,920,805
Apptio, Inc.	4,800	104,160
Benefitfocus, Inc. (a)(d)	87,810	3,505,375
Bitauto Holdings Ltd. ADR (a)	61,100	1,776,788
Box, Inc. Class A (a)(d)	104,700	1,650,072
Cornerstone OnDemand, Inc. (a)	241,904	11,115,489
DeNA Co. Ltd.	494,520	17,981,105
eBay, Inc. (a)	24,000	789,600
eGain Communications Corp. (a)	130,650	403,709
Endurance International Group Holdings, Inc. (a)	1,135,500	9,935,625
Envestnet, Inc. (a)	434	15,819
Facebook, Inc. Class A (a)	1,646,763	211,230,290
Fang Holdings Ltd. ADR (a)	5,400	24,246
Hortonworks, Inc. (a)(d)	390,000	3,256,500
LogMeIn, Inc. (a)	32,300	2,919,597
MINDBODY, Inc. (a)	130,900	2,573,494
mixi, Inc.	45,500	1,648,505
NetEase, Inc. sponsored ADR	7,500	1,805,850
New Relic, Inc. (a)	235,800	9,035,856
Nutanix, Inc. Class B	68,486	2,280,584
Q2 Holdings, Inc. (a)	1,400	40,124
Renren, Inc. ADR (a)	497,000	1,023,820
Shopify, Inc. (a)	5,035	216,102
Shopify, Inc. Class A (a)	60,700	2,605,244
SINA Corp. (a)	104,900	7,744,767
SMS Co., Ltd.	424,800	11,362,981
Tencent Holdings Ltd.	403,100	11,207,001
The Trade Desk, Inc.	3,800	110,998
Twilio, Inc. Class A (d)	11,100	714,396
Twitter, Inc. (a)	48,000	1,106,400
Web.com Group, Inc. (a)	109,016	1,882,706
Weibo Corp. sponsored ADR (a)	11,890	596,165
Xunlei Ltd. sponsored ADR (a)	1,104,165	5,951,449
Yahoo!, Inc. (a)	1,290,827	55,634,644
Zillow Group, Inc.:
Class A (a)	1,209	41,650
Class C (a)	1,318	45,669
		791,917,249
IT Services - 5.5%
Data Processing & Outsourced Services - 5.4%
Amadeus IT Holding SA Class A	162,500	8,117,748
Fidelity National Information Services, Inc.	237,637	18,305,178
Fiserv, Inc. (a)	163,800	16,293,186
FleetCor Technologies, Inc.(a)	2,000	347,460
Global Payments, Inc.	293,800	22,552,088
PayPal Holdings, Inc. (a)	7,800	319,566
Paysafe Group PLC(a)	2,424,758	14,020,254
Sabre Corp.	96,800	2,727,824
Total System Services, Inc.	145,248	6,848,443
Travelport Worldwide Ltd.	544,477	8,183,489
Vantiv, Inc. (a)	129,300	7,275,711
Visa, Inc. Class A	826,200	68,326,740
		173,317,687
IT Consulting & Other Services - 0.1%
Cognizant Technology Solutions Corp. Class A (a)	4,594	219,180
EPAM Systems, Inc. (a)	37,134	2,573,758
Virtusa Corp. (a)	600	14,808
		2,807,746

TOTAL IT SERVICES		176,125,433

Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
JHL Biotech, Inc. (a)	1,008,062	2,196,125
Machinery - 0.3%
Industrial Machinery - 0.3%
Harmonic Drive Systems, Inc. (d)	50,800	1,479,702
HIWIN Technologies Corp.	588,000	3,092,151
King Slide Works Co. Ltd.	53,000	688,543
Minebea Mitsumi, Inc.	456,600	4,318,362
		9,578,758
Media - 1.0%
Advertising - 0.0%
iCar Asia Ltd. (a)	3,319,743	725,967
Cable & Satellite - 0.9%
Naspers Ltd. Class N	171,700	29,716,621
Publishing - 0.1%
NEXT Co. Ltd.	38,500	317,362
Schibsted ASA:
(A Shares)	19,806	581,451
(B Shares)	51,479	1,378,637
		2,277,450

TOTAL MEDIA		32,720,038

Professional Services - 0.2%
Human Resource & Employment Services - 0.1%
51job, Inc. sponsored ADR (a)	800	26,704
WageWorks, Inc. (a)	83,388	5,079,163
		5,105,867
Research & Consulting Services - 0.1%
ICF International, Inc. (a)	60,700	2,690,224
Verisk Analytics, Inc. (a)	432	35,113
		2,725,337

TOTAL PROFESSIONAL SERVICES		7,831,204

Semiconductors & Semiconductor Equipment - 19.8%
Semiconductor Equipment - 2.2%
Amkor Technology, Inc. (a)	590,007	5,734,868
Applied Materials, Inc.	1,500	45,225
EO Technics Co. Ltd.	98,517	5,826,267
Lam Research Corp.	202,400	19,169,304
Nanometrics, Inc. (a)	103,900	2,321,126
Rubicon Technology, Inc. (a)(d)	1,139,848	718,218
Siltronic AG (a)	304,600	8,046,184
SolarEdge Technologies, Inc. (a)(d)	106,400	1,833,272
Sumco Corp.	2,309,700	19,004,710
SunEdison, Inc. (a)	1,200	60
Tessera Technologies, Inc.	234,500	9,014,180
		71,713,414
Semiconductors - 17.6%
Advanced Micro Devices, Inc. (a)	967,800	6,687,498
Advanced Semiconductor Engineering, Inc.	24,635,000	29,639,115
Advanced Semiconductor Engineering, Inc. sponsored ADR	2,881,284	17,028,388
Ambarella, Inc. (a)(d)	223,500	16,451,835
ams AG	339,990	11,023,865
ASPEED Tech, Inc.	235,282	3,395,174
Broadcom Ltd.	379,900	65,540,348
Cavium, Inc. (a)	201,972	11,754,770
Chipbond Technology Corp.	4,104,000	6,048,643
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	453,959	8,988,388
Cirrus Logic, Inc. (a)	40,052	2,128,764
Dialog Semiconductor PLC (a)	369,300	14,235,686
GlobalWafers Co. Ltd.	1,880,000	4,649,171
Himax Technologies, Inc. sponsored ADR (d)	1,468,902	12,617,868
Hua Hong Semiconductor Ltd.	6,072,000	7,082,748
Infineon Technologies AG	114,400	2,039,927
Inphi Corp. (a)	20,600	896,306
Integrated Device Technology, Inc. (a)	271,400	6,269,340
M/A-COM Technology Solutions Holdings, Inc. (a)	104,100	4,407,594
MagnaChip Semiconductor Corp. (a)(d)	291,827	2,433,837
Marvell Technology Group Ltd.	2,968,861	39,396,785
Maxim Integrated Products, Inc.	335,400	13,392,522
Melexis NV	570	40,909
Micron Technology, Inc. (a)	3,825,500	68,017,390
Microsemi Corp. (a)	114,300	4,798,314
Monolithic Power Systems, Inc.	158,451	12,755,306
NVIDIA Corp.	386,850	26,506,962
NXP Semiconductors NV (a)	284,146	28,985,733
ON Semiconductor Corp. (a)	579,800	7,143,136
Power Integrations, Inc.	46,500	2,930,895
Qorvo, Inc. (a)	310,431	17,303,424
Qualcomm, Inc.	749,300	51,327,050
Realtek Semiconductor Corp.	257,000	849,732
Sanken Electric Co. Ltd.	663,000	2,141,286
Semiconductor Manufacturing International Corp. (a)	30,270,000	3,409,851
Semtech Corp. (a)	774,706	21,482,597
Silicon Laboratories, Inc. (a)	53,200	3,128,160
Silicon Motion Technology Corp. sponsored ADR	156,500	8,105,135
Siliconware Precision Industries Co. Ltd. sponsored ADR	135,662	1,003,899
Sitronix Technology Corp.	409,000	1,358,014
SK Hynix, Inc.	509,911	18,727,649
Skyworks Solutions, Inc.	4,200	319,788
STMicroelectronics NV	2,800	22,884
Vanguard International Semiconductor Corp.	184,000	346,315
Xilinx, Inc.	500	27,170
		566,840,171

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		638,553,585

Software - 18.2%
Application Software - 7.1%
8x8, Inc. (a)	2,300	35,489
Adobe Systems, Inc. (a)	183,307	19,896,142
ANSYS, Inc. (a)	311	28,802
Autodesk, Inc. (a)	981,100	70,962,963
Blackbaud, Inc.	67,400	4,471,316
Callidus Software, Inc. (a)	493,337	9,052,734
Citrix Systems, Inc. (a)	53,878	4,591,483
Guidewire Software, Inc. (a)	402	24,112
HubSpot, Inc. (a)	18,900	1,089,018
Intuit, Inc.	173,200	19,053,732
Kingdee International Software Group Co. Ltd. (a)	659,600	263,349
LINE Corp. ADR (d)	8,070	390,588
Linx SA	3,900	23,265
Mobileye NV (a)	167,800	7,143,246
Parametric Technology Corp. (a)	800	35,448
Paycom Software, Inc. (a)	100	5,013
Paylocity Holding Corp. (a)	172,191	7,655,612
RealPage, Inc. (a)	15,500	398,350
Salesforce.com, Inc. (a)	615,169	43,880,005
Splunk, Inc. (a)	102,100	5,991,228
SS&C Technologies Holdings, Inc.	132,200	4,250,230
Ultimate Software Group, Inc. (a)	14,407	2,944,647
Workday, Inc. Class A (a)	94,000	8,618,860
Workiva, Inc. (a)(d)	93,000	1,686,090
Zendesk, Inc. (a)	515,469	15,830,053
		228,321,775
Home Entertainment Software - 6.1%
Activision Blizzard, Inc.	817,640	36,221,452
Capcom Co. Ltd.	716,900	17,637,862
Electronic Arts, Inc. (a)	331,500	28,310,100
NCSOFT Corp.	75,280	20,316,437
Nexon Co. Ltd.	1,390,800	21,847,510
NHN Entertainment Corp. (a)	58,979	3,209,765
Nintendo Co. Ltd.	140,600	37,646,028
Nintendo Co. Ltd. ADR (d)	115,400	3,805,892
Square Enix Holdings Co. Ltd.	489,800	16,889,811
Take-Two Interactive Software, Inc. (a)	208,200	9,385,656
		195,270,513
Systems Software - 5.0%
Allot Communications Ltd. (a)	531,709	2,802,106
CommVault Systems, Inc. (a)	600	31,878
CyberArk Software Ltd. (a)	57,223	2,836,544
Imperva, Inc. (a)	118,691	6,374,894
Infoblox, Inc. (a)	1,600	42,192
Microsoft Corp.	2,307,300	132,900,480
Oracle Corp.	6,900	271,032
Progress Software Corp.	89,000	2,420,800
Proofpoint, Inc. (a)	189,100	14,154,135
Rapid7, Inc. (a)	4,500	79,425
ServiceNow, Inc. (a)	4,355	344,698
Tableau Software, Inc. (a)	6,100	337,147
Varonis Systems, Inc. (a)	100	3,010
		162,598,341

TOTAL SOFTWARE		586,190,629

Technology Hardware, Storage & Peripherals - 10.5%
Technology Hardware, Storage & Peripherals - 10.5%
Apple, Inc.	2,917,970	329,876,510
BlackBerry Ltd. (a)	2,514	20,044
HP, Inc.	11,429	177,492
HTC Corp.	1,280,000	3,586,692
Nimble Storage, Inc. (a)	3,500	30,905
Samsung Electronics Co. Ltd.	3,398	4,952,416
Stratasys Ltd. (a)	200	4,818
		338,648,877
TOTAL COMMON STOCKS
(Cost $2,357,190,242)		3,147,053,329

Convertible Preferred Stocks - 1.5%
Internet & Direct Marketing Retail - 0.7%
Internet & Direct Marketing Retail - 0.7%
China Internet Plus Holdings Ltd. Series A-11(e)	2,771,770	10,700,972
China Internet Plus Holdings Ltd. Series B(e)	3,479,801	13,434,468
		24,135,440
Internet Software & Services - 0.8%
Internet Software & Services - 0.8%
Uber Technologies, Inc. Series D, 8.00% (a)(e)	489,912	23,894,100
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $29,795,646)		48,029,540

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.43% (f)	32,873,149	32,883,010
Fidelity Securities Lending Cash Central Fund 0.46% (f)(g)	90,670,738	90,688,873
TOTAL MONEY MARKET FUNDS
(Cost $123,554,286)		123,571,883
TOTAL INVESTMENT PORTFOLIO - 103.1%
(Cost $2,510,540,174)		3,318,654,752
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(99,373,014)
NET ASSETS - 100%		$3,219,281,738

Legend

 (a) Non-income producing

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,984,988 or 0.4% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $48,029,540 or 1.5% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$8,761,149
China Internet Plus Holdings Ltd. Series B	12/11/15	$13,434,468
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$7,600,029

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$229,085
Fidelity Securities Lending Cash Central Fund	1,968,261
Total	$2,197,346

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,147,053,329	$2,601,124,977	$545,928,352	$--
Convertible Preferred Stocks	48,029,540	--	--	48,029,540
Money Market Funds	123,571,883	123,571,883	--	--
Total Investments in Securities:	$3,318,654,752	$2,724,696,860	$545,928,352	$48,029,540

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$53,547,663
Level 2 to Level 1	$0

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$34,168,148
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	1,344,397
Cost of Purchases	22,195,617
Proceeds of Sales	(9,678,622)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$48,029,540
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2016	$1,413,122

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	68.9%
Japan	8.6%
Cayman Islands	6.4%
Taiwan	4.3%
Korea (South)	2.9%
Singapore	2.0%
Bermuda	1.8%
Netherlands	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Information Technology Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $88,775,000) — See accompanying schedule: Unaffiliated issuers (cost $2,386,985,888)	$3,195,082,869
Fidelity Central Funds (cost $123,554,286)	123,571,883
Total Investments (cost $2,510,540,174)		$3,318,654,752
Foreign currency held at value (cost $535,602)		535,602
Receivable for investments sold		32,505,823
Receivable for fund shares sold		95,840
Dividends receivable		1,047,542
Distributions receivable from Fidelity Central Funds		199,859
Other receivables		18,894
Total assets		3,353,058,312
Liabilities
Payable for investments purchased
Regular delivery	$33,702,296
Delayed delivery	4,700,988
Payable for fund shares redeemed	4,654,440
Other payables and accrued expenses	50,806
Collateral on securities loaned, at value	90,668,044
Total liabilities		133,776,574
Net Assets		$3,219,281,738
Net Assets consist of:
Paid in capital		$2,411,173,416
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		808,108,322
Net Assets, for 9,748,355 shares outstanding		$3,219,281,738
Net Asset Value, offering price and redemption price per share ($3,219,281,738 ÷ 9,748,355 shares)		$330.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$22,438,436
Income from Fidelity Central Funds (including $1,968,261 from security lending)		2,197,346
Total income		24,635,782
Expenses
Custodian fees and expenses	$186,930
Independent directors' fees and expenses	12,019
Interest	1,089
Total expenses before reductions	200,038
Expense reductions	(12,563)	187,475
Net investment income (loss)		24,448,307
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	80,483,984
Fidelity Central Funds	9,167
Foreign currency transactions	130,229
Total net realized gain (loss)		80,623,380
Change in net unrealized appreciation (depreciation) on: Investment securities	595,236,502
Assets and liabilities in foreign currencies	(4,978)
Total change in net unrealized appreciation (depreciation)		595,231,524
Net gain (loss)		675,854,904
Net increase (decrease) in net assets resulting from operations		$700,303,211

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,448,307	$21,814,886
Net realized gain (loss)	80,623,380	117,119,658
Change in net unrealized appreciation (depreciation)	595,231,524	(135,104,118)
Net increase (decrease) in net assets resulting from operations	700,303,211	3,830,426
Distributions to partners from net investment income	(23,265,757)	(20,807,063)
Affiliated share transactions
Proceeds from sales of shares	308,526,016	343,776,120
Reinvestment of distributions	23,265,435	20,806,770
Cost of shares redeemed	(322,057,547)	(287,683,935)
Net increase (decrease) in net assets resulting from share transactions	9,733,904	76,898,955
Total increase (decrease) in net assets	686,771,358	59,922,318
Net Assets
Beginning of period	2,532,510,380	2,472,588,062
End of period	$3,219,281,738	$2,532,510,380
Other Information
Shares
Sold	1,063,038	1,256,978
Issued in reinvestment of distributions	78,375	73,961
Redeemed	(1,106,790)	(1,019,280)
Net increase (decrease)	34,623	311,659

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Information Technology Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$260.71	$262.98	$222.50	$191.01	$150.22
Income from Investment Operations
Net investment income (loss)A	2.48	2.24B	2.33	1.80	1.20
Net realized and unrealized gain (loss)	69.42	(2.37)	39.88	31.33	40.67
Total from investment operations	71.90	(.13)	42.21	33.13	41.87
Distributions to partners from net investment income	(2.37)	(2.14)	(1.73)	(1.64)	(1.08)
Total distributions	(2.37)	(2.14)	(1.73)	(1.64)	(1.08)
Net asset value, end of period	$330.24	$260.71	$262.98	$222.50	$191.01
Total ReturnC	27.68%	(.11)%	19.01%	17.45%	27.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	.86%	.81%B	.94%	.92%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$3,219,282	$2,532,510	$2,472,588	$1,985,824	$1,631,977
Portfolio turnover rateF	99%	138%	179%G	157%G	195%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .65%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Materials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Materials Central Fund	15.62%	11.74%	9.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Materials Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,029	Fidelity® Materials Central Fund
$20,114	S&P 500® Index

Fidelity® Materials Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund returned 15.62%, considerably trailing the 24.97% return of the MSCI U.S. IMI Materials 25/50 Index but slightly ahead of the broad-market S&P 500. Aided by rebounding commodity prices beginning early in 2016, materials was one of the stock market’s better-performing sectors. Versus the MSCI index, both stock selection and industry selection hampered the fund’s performance in roughly equal measures. In particular, our picks in paper packaging and diversified chemicals worked against us, as did sizable underweightings in gold and steel, two strong-performing index groups. At the stock level, not owning gold miner Newmont Mining made this index component our largest relative detractor, given its impressive 145% return. A large overweighting in paper-packaging provider WestRock also hurt. Weakness in the firm’s specialty chemicals business early in the period – triggered mainly by falling crude oil prices – hampered the stock. WestRock shares later recovered, and in May the firm spun off its chemicals business, Ingevity, which the fund also held. Our strong-performing stake in Ingevity partly offset the negative impact of WestRock. Elsewhere, relative results got a lift from overweighting Valspar, a maker of coatings and paints. In March, the company received a buyout offer from Sherwin-Williams, which helped lift our stake in Valspar. I closed this position by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Materials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	13.3	12.6
WestRock Co.	7.3	9.4
Monsanto Co.	6.6	6.5
The Dow Chemical Co.	6.0	5.3
Ball Corp.	5.8	4.3
Graphic Packaging Holding Co.	5.7	4.8
Ecolab, Inc.	5.7	7.2
Eastman Chemical Co.	5.3	8.9
PPG Industries, Inc.	5.1	7.1
LyondellBasell Industries NV Class A	4.9	6.2
	65.7

Top Industries (% of fund's net assets)

As of September 30, 2016
Chemicals	65.8%
Containers & Packaging	20.1%
Metals & Mining	7.1%
Construction Materials	3.9%
Trading Companies & Distributors	1.7%
All Others*	1.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Chemicals	74.7%
Containers & Packaging	18.9%
Construction Materials	4.3%
Metals & Mining	1.3%
Energy Equipment & Services	0.1%
All Others*	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Fidelity® Materials Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Chemicals - 65.8%
Commodity Chemicals - 8.1%
Essentra PLC	146,520	$922,782
LyondellBasell Industries NV Class A	240,430	19,393,084
Olin Corp.	178,400	3,660,768
Orion Engineered Carbons SA	165,500	3,101,470
Trinseo SA	37,100	2,098,376
Westlake Chemical Corp.	59,000	3,156,500
		32,332,980
Diversified Chemicals - 30.6%
Ashland Global Holdings, Inc.	146,900	17,033,055
E.I. du Pont de Nemours & Co.	793,975	53,172,505
Eastman Chemical Co.	315,189	21,331,992
Ingevity Corp. (a)	108,101	4,983,456
The Chemours Co. LLC	136,500	2,184,000
The Dow Chemical Co.	461,800	23,935,094
		122,640,102
Fertilizers & Agricultural Chemicals - 10.2%
Agrium, Inc.	42,800	3,877,267
CF Industries Holdings, Inc.	285,690	6,956,552
Monsanto Co.	260,834	26,657,235
The Scotts Miracle-Gro Co. Class A	41,200	3,430,724
		40,921,778
Specialty Chemicals - 16.9%
Axalta Coating Systems (a)	183,900	5,198,853
Ecolab, Inc.	187,948	22,877,031
Frutarom Industries Ltd.	70,900	3,733,870
PPG Industries, Inc.	197,500	20,413,600
W.R. Grace & Co.	213,296	15,741,245
		67,964,599

TOTAL CHEMICALS		263,859,459

Construction Materials - 3.9%
Construction Materials - 3.9%
Eagle Materials, Inc.	203,557	15,734,956
Containers & Packaging - 20.1%
Metal & Glass Containers - 5.8%
Ball Corp.	285,510	23,397,545
Paper Packaging - 14.3%
Graphic Packaging Holding Co.	1,638,276	22,919,481
Sealed Air Corp.	107,200	4,911,904
WestRock Co.	604,508	29,306,548
		57,137,933

TOTAL CONTAINERS & PACKAGING		80,535,478

Metals & Mining - 7.1%
Diversified Metals & Mining - 3.6%
Compass Minerals International, Inc.	71,160	5,244,492
Rio Tinto PLC	273,200	9,080,137
		14,324,629
Gold - 3.5%
B2Gold Corp. (a)	244,794	641,862
Barrick Gold Corp.	275,200	4,872,820
Franco-Nevada Corp.	53,600	3,744,789
Randgold Resources Ltd. sponsored ADR (b)	48,100	4,813,367
		14,072,838

TOTAL METALS & MINING		28,397,467

Trading Companies & Distributors - 1.7%
Trading Companies & Distributors - 1.7%
Nexeo Solutions, Inc. (a)(b)	132,500	1,091,800
Nexeo Solutions, Inc. (c)	300,000	2,472,000
Univar, Inc. (a)	137,900	3,013,114
		6,576,914
TOTAL COMMON STOCKS
(Cost $339,381,149)		395,104,274

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.43% (d)	3,413,445	3,414,469
Fidelity Securities Lending Cash Central Fund 0.46% (d)(e)	2,299,670	2,300,131
TOTAL MONEY MARKET FUNDS
(Cost $5,713,288)		5,714,600
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $345,094,437)		400,818,874
NET OTHER ASSETS (LIABILITIES) - 0.0%		43,127
NET ASSETS - 100%		$400,862,001

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,472,000 or 0.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Nexeo Solutions, Inc.	6/9/16	$3,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,656
Fidelity Securities Lending Cash Central Fund	24,051
Total	$39,707

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$395,104,274	$386,024,137	$9,080,137	$--
Money Market Funds	5,714,600	5,714,600	--	--
Total Investments in Securities:	$400,818,874	$391,738,737	$9,080,137	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.6%
Netherlands	4.9%
Canada	3.3%
United Kingdom	2.5%
Luxembourg	1.3%
Bermuda	1.3%
Bailiwick of Jersey	1.2%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Materials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $2,209,286) — See accompanying schedule: Unaffiliated issuers (cost $339,381,149)	$395,104,274
Fidelity Central Funds (cost $5,713,288)	5,714,600
Total Investments (cost $345,094,437)		$400,818,874
Receivable for investments sold		8,325,563
Receivable for fund shares sold		12,752
Dividends receivable		577,216
Distributions receivable from Fidelity Central Funds		2,926
Total assets		409,737,331
Liabilities
Payable for investments purchased	$6,401,940
Payable for fund shares redeemed	170,144
Other payables and accrued expenses	3,596
Collateral on securities loaned, at value	2,299,650
Total liabilities		8,875,330
Net Assets		$400,862,001
Net Assets consist of:
Paid in capital		$345,138,164
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,723,837
Net Assets, for 1,878,939 shares outstanding		$400,862,001
Net Asset Value, offering price and redemption price per share ($400,862,001 ÷ 1,878,939 shares)		$213.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$8,504,569
Income from Fidelity Central Funds (including $24,051 from security lending)		39,707
Total income		8,544,276
Expenses
Custodian fees and expenses	$15,501
Independent directors' fees and expenses	1,660
Total expenses before reductions	17,161
Expense reductions	(1,660)	15,501
Net investment income (loss)		8,528,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,608,991)
Fidelity Central Funds	929
Foreign currency transactions	5,048
Total net realized gain (loss)		(4,603,014)
Change in net unrealized appreciation (depreciation) on: Investment securities	51,769,365
Assets and liabilities in foreign currencies	(1,461)
Total change in net unrealized appreciation (depreciation)		51,767,904
Net gain (loss)		47,164,890
Net increase (decrease) in net assets resulting from operations		$55,693,665

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,528,775	$8,867,140
Net realized gain (loss)	(4,603,014)	700,906
Change in net unrealized appreciation (depreciation)	51,767,904	(82,209,996)
Net increase (decrease) in net assets resulting from operations	55,693,665	(72,641,950)
Distributions to partners from net investment income	(8,260,090)	(8,587,964)
Affiliated share transactions
Proceeds from sales of shares	17,773,049	26,063,021
Reinvestment of distributions	8,259,536	8,587,426
Cost of shares redeemed	(31,246,284)	(77,250,480)
Net increase (decrease) in net assets resulting from share transactions	(5,213,699)	(42,600,033)
Total increase (decrease) in net assets	42,219,876	(123,829,947)
Net Assets
Beginning of period	358,642,125	482,472,072
End of period	$400,862,001	$358,642,125
Other Information
Shares
Sold	87,038	117,099
Issued in reinvestment of distributions	40,322	38,613
Redeemed	(151,228)	(351,037)
Net increase (decrease)	(23,868)	(195,325)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Materials Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$188.48	$229.95	$207.20	$180.29	$134.10
Income from Investment Operations
Net investment income (loss)A	4.48	4.34	3.57	3.44B	3.10
Net realized and unrealized gain (loss)	24.73	(41.59)	22.68	26.85	45.95
Total from investment operations	29.21	(37.25)	26.25	30.29	49.05
Distributions to partners from net investment income	(4.35)	(4.22)	(3.50)	(3.38)	(2.86)
Total distributions	(4.35)	(4.22)	(3.50)	(3.38)	(2.86)
Net asset value, end of period	$213.34	$188.48	$229.95	$207.20	$180.29
Total ReturnC	15.62%	(16.46)%	12.70%	16.98%	36.80%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	.01%	- %F	.01%
Expenses net of fee waivers, if any	- %F	- %F	- %F	- %F	.01%
Expenses net of all reductions	- %F	- %F	- %F	- %F	.01%
Net investment income (loss)	2.21%	1.95%	1.57%	1.79%B	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$400,862	$358,642	$482,472	$400,422	$314,540
Portfolio turnover rateG	56%	72%	65%H	64%H	76%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.52 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.52%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Telecom Services Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Telecom Services Central Fund	26.33%	14.87%	8.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Telecom Services Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,909	Fidelity® Telecom Services Central Fund
$20,114	S&P 500® Index

Fidelity® Telecom Services Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund returned 26.33%, outpacing the 23.14% gain of the MSCI U.S. IMI Telecommunications Services 25/50 Index, as well as the broad-market S&P 500. Overall, stock selection drove outperformance versus the MSCI index. Specifically, choices among alternative carriers proved most beneficial. Largely avoiding voice services provider Inteliquent buoyed the fund’s relative performance, as its stock plunged in August on disappointing quarterly sales and earnings results and a revised revenue forecast. Picks among out-of-index specialized REITs (real estate investment trusts) also helped, including a stake in broadband tower company American Tower. The firm benefited from favorable supply/demand dynamics in providing broadband for wireless carriers, a solid dividend and growing global exposure. On the downside, stock picking in integrated telecommunication services held back our relative result. The fund’s biggest individual detractor was Orbcomm, a small-cap, global satellite data communications firm in the index I chose to avoid, opting instead for companies I believed offered better opportunities for sustainable, organic (internally driven) growth. Orbcomm has benefited from several accretive acquisitions, and the stock showed consistent improvement over the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Telecom Services Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	19.0	22.4
Verizon Communications, Inc.	14.4	12.7
T-Mobile U.S., Inc.	5.7	4.6
SBA Communications Corp. Class A	5.3	3.9
Level 3 Communications, Inc.	4.1	4.4
Sprint Corp.	2.8	1.3
CenturyLink, Inc.	2.7	4.1
American Tower Corp.	2.5	6.6
Lumos Networks Corp.	2.5	1.7
Telephone & Data Systems, Inc.	2.4	3.0
	61.4

Top Industries (% of fund's net assets)

As of September 30, 2016
Diversified Telecommunication Services	68.2%
Wireless Telecommunication Services	15.6%
Media	9.1%
Equity Real Estate Investment Trusts (Reits)	2.5%
Semiconductors & Semiconductor Equipment	1.0%
All Others*	3.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Diversified Telecommunication Services	68.8%
Wireless Telecommunication Services	12.3%
Media	8.0%
Real Estate Investment Trusts	7.6%
Communications Equipment	1.0%
All Others*	2.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Fidelity® Telecom Services Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Communications Equipment - 0.8%
Communications Equipment - 0.8%
NetScout Systems, Inc. (a)	37,600	$1,099,800
Telit Communications PLC (b)	603,700	2,112,712
		3,212,512
Diversified Telecommunication Services - 67.5%
Alternative Carriers - 15.8%
Cogent Communications Group, Inc.	245,002	9,018,524
Globalstar, Inc. (a)(b)	1,204,895	1,457,923
Iliad SA	6,441	1,351,591
Inteliquent, Inc.	71,200	1,149,168
Iridium Communications, Inc. (a)(b)	1,025,796	8,319,206
Level 3 Communications, Inc. (a)	336,477	15,605,803
Lumos Networks Corp. (a)	675,806	9,461,284
Vonage Holdings Corp. (a)	906,729	5,993,479
Zayo Group Holdings, Inc. (a)	277,839	8,254,597
		60,611,575
Integrated Telecommunication Services - 51.7%
AT&T, Inc.	1,794,539	72,876,226
Atlantic Tele-Network, Inc.	89,600	5,827,584
CenturyLink, Inc.	372,805	10,226,041
Cincinnati Bell, Inc. (a)	1,247,747	5,090,808
Consolidated Communications Holdings, Inc.	133,900	3,379,636
FairPoint Communications, Inc. (a)	174,200	2,618,226
Frontier Communications Corp. (b)	2,096,553	8,721,660
General Communications, Inc. Class A (a)	210,953	2,900,604
IDT Corp. Class B	13,381	230,688
Nippon Telegraph & Telephone Corp.	85,300	3,901,280
SBA Communications Corp. Class A (a)	181,364	20,341,786
Spark New Zealand Ltd.	855,065	2,247,642
Verizon Communications, Inc.	1,065,106	55,364,210
Windstream Holdings, Inc. (b)	479,203	4,815,990
		198,542,381

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		259,153,956

Equity Real Estate Investment Trusts (REITs) - 2.5%
Specialized REITs - 2.5%
American Tower Corp.	85,698	9,712,154
Internet & Direct Marketing Retail - 0.5%
Internet & Direct Marketing Retail - 0.5%
Liberty Interactive Corp. QVC Group Series A (a)	105,600	2,113,056
Internet Software & Services - 0.7%
Internet Software & Services - 0.7%
Gogo, Inc. (a)(b)	248,600	2,744,544
Media - 8.0%
Broadcasting - 0.8%
Nexstar Broadcasting Group, Inc. Class A (b)	52,000	3,000,920
Cable & Satellite - 7.2%
Altice NV Class A (a)(b)	286,082	5,132,282
Charter Communications, Inc. Class A (a)	16,177	4,367,305
Comcast Corp. Class A	57,700	3,827,818
DISH Network Corp. Class A (a)	98,800	5,412,264
Liberty Global PLC:
Class C (a)	133,364	4,406,347
LiLAC Class C (a)	5,597	156,996
Megacable Holdings S.A.B. de CV unit	286,900	1,099,674
NOS SGPS SA	473,900	3,224,478
		27,627,164

TOTAL MEDIA		30,628,084

Semiconductors & Semiconductor Equipment - 1.0%
Semiconductors - 1.0%
Broadcom Ltd.	10,800	1,863,216
Qorvo, Inc. (a)	33,800	1,884,012
		3,747,228
Technology Hardware, Storage & Peripherals - 0.5%
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.	16,700	1,887,935
Wireless Telecommunication Services - 15.6%
Wireless Telecommunication Services - 15.6%
KDDI Corp.	161,200	4,994,301
Leap Wireless International, Inc. rights (a)	300	984
Millicom International Cellular SA	18,500	965,700
Shenandoah Telecommunications Co.	118,274	3,218,236
Sprint Corp. (a)(b)	1,648,163	10,927,321
T-Mobile U.S., Inc. (a)	464,675	21,709,616
Telephone & Data Systems, Inc.	335,611	9,121,907
U.S. Cellular Corp. (a)	30,400	1,104,736
VimpelCom Ltd. sponsored ADR	421,200	1,465,776
Vodafone Group PLC	2,173,700	6,234,012
		59,742,589
TOTAL COMMON STOCKS
(Cost $288,972,234)		372,942,058

Nonconvertible Preferred Stocks - 0.7%
Diversified Telecommunication Services - 0.7%
Integrated Telecommunication Services - 0.7%
Telecom Italia SpA (Risparmio Shares)
(Cost $2,430,458)	3,746,700	2,542,149
	Principal Amount	Value

Convertible Bonds - 1.1%
Media - 1.1%
Cable & Satellite - 1.1%
DISH Network Corp. 3.375% 8/15/26 (Cost $3,936,960)(c)	3,930,000	4,303,350
	Shares	Value

Money Market Funds - 9.9%
Fidelity Cash Central Fund, 0.43% (d)	2,912,869	2,913,743
Fidelity Securities Lending Cash Central Fund 0.46% (d)(e)	35,038,779	35,045,787
TOTAL MONEY MARKET FUNDS
(Cost $37,952,608)		37,959,530
TOTAL INVESTMENT PORTFOLIO - 108.8%
(Cost $333,292,260)		417,747,087
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(33,649,701)
NET ASSETS - 100%		$384,097,386

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,303,350 or 1.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,703
Fidelity Securities Lending Cash Central Fund	267,830
Total	$283,533

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$372,942,058	$357,811,481	$15,129,593	$984
Nonconvertible Preferred Stocks	2,542,149	2,542,149	--	--
Convertible Bonds	4,303,350	--	4,303,350	--
Money Market Funds	37,959,530	37,959,530	--	--
Total Investments in Securities:	$417,747,087	$398,313,160	$19,432,943	$984

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
United Kingdom	3.4%
Japan	2.3%
Netherlands	1.3%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Telecom Services Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $32,899,034) — See accompanying schedule: Unaffiliated issuers (cost $295,339,652)	$379,787,557
Fidelity Central Funds (cost $37,952,608)	37,959,530
Total Investments (cost $333,292,260)		$417,747,087
Cash		182,306
Receivable for investments sold		1,974,523
Receivable for fund shares sold		11,809
Dividends receivable		352,139
Interest receivable		19,527
Distributions receivable from Fidelity Central Funds		38,868
Total assets		420,326,259
Liabilities
Payable for investments purchased	$1,031,125
Payable for fund shares redeemed	154,099
Other payables and accrued expenses	4,348
Collateral on securities loaned, at value	35,039,301
Total liabilities		36,228,873
Net Assets		$384,097,386
Net Assets consist of:
Paid in capital		$299,643,480
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		84,453,906
Net Assets, for 2,006,037 shares outstanding		$384,097,386
Net Asset Value, offering price and redemption price per share ($384,097,386 ÷ 2,006,037 shares)		$191.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$8,327,569
Interest		19,166
Income from Fidelity Central Funds (including $267,830 from security lending)		283,533
Total income		8,630,268
Expenses
Custodian fees and expenses	$17,135
Independent directors' fees and expenses	1,443
Total expenses before reductions	18,578
Expense reductions	(1,477)	17,101
Net investment income (loss)		8,613,167
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,851,752
Fidelity Central Funds	785
Foreign currency transactions	15,131
Total net realized gain (loss)		19,867,668
Change in net unrealized appreciation (depreciation) on: Investment securities	50,710,983
Assets and liabilities in foreign currencies	903
Total change in net unrealized appreciation (depreciation)		50,711,886
Net gain (loss)		70,579,554
Net increase (decrease) in net assets resulting from operations		$79,192,721

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,613,167	$6,676,492
Net realized gain (loss)	19,867,668	6,534,982
Change in net unrealized appreciation (depreciation)	50,711,886	(21,160,632)
Net increase (decrease) in net assets resulting from operations	79,192,721	(7,949,158)
Distributions to partners from net investment income	(8,239,224)	(6,762,220)
Affiliated share transactions
Proceeds from sales of shares	66,256,635	20,200,500
Reinvestment of distributions	8,238,604	6,761,672
Cost of shares redeemed	(38,448,443)	(21,745,664)
Net increase (decrease) in net assets resulting from share transactions	36,046,796	5,216,508
Total increase (decrease) in net assets	107,000,293	(9,494,870)
Net Assets
Beginning of period	277,097,093	286,591,963
End of period	$384,097,386	$277,097,093
Other Information
Shares
Sold	383,258	124,790
Issued in reinvestment of distributions	45,809	40,310
Redeemed	(208,122)	(129,065)
Net increase (decrease)	220,945	36,035

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Telecom Services Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$155.23	$163.86	$155.95	$139.95	$111.29
Income from Investment Operations
Net investment income (loss)A	4.49	3.75	7.09B	4.39	3.96
Net realized and unrealized gain (loss)	36.05	(8.58)	7.91	15.88	28.57
Total from investment operations	40.54	(4.83)	15.00	20.27	32.53
Distributions to partners from net investment income	(4.30)	(3.80)	(7.09)	(4.27)	(3.87)
Total distributions	(4.30)	(3.80)	(7.09)	(4.27)	(3.87)
Net asset value, end of period	$191.47	$155.23	$163.86	$155.95	$139.95
Total ReturnC	26.33%	(3.10)%	9.75%	14.73%	29.73%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	- %F	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	- %F	.01%	.01%	.01%
Expenses net of all reductions	.01%	- %F	.01%	.01%	.01%
Net investment income (loss)	2.51%	2.24%	4.35%B	3.00%	3.20%
Supplemental Data
Net assets, end of period (000 omitted)	$384,097	$277,097	$286,592	$295,959	$253,919
Portfolio turnover rateG	68%	58%	97%H	82%H	59%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $3.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Utilities Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities Central Fund	16.23%	12.54%	7.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,483	Fidelity® Utilities Central Fund
$20,114	S&P 500® Index

Fidelity® Utilities Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager Douglas Simmons:  For the year, the fund rose 16.23%, trailing the 18.97% return of the MSCI IMI U.S. Utilities 25/50 Index, but outpacing the broadly based S&P 500. Utilities stocks rose for much of the period, as investors sought out the perceived safety of dividend-yielding stocks. Versus the MSCI index, the fund’s underperformance was primarily due to stock selection and sizable overweightings in independent power producers & energy traders such as Dynegy and Calpine. Stocks in this segment have become increasingly correlated with the broader energy market, which faced tremendous pressure for much of the year. Performance also was hurt by an untimely out-of-index investment in cable company Comcast. I eliminated the fund’s position in May to free up capital for other opportunities I believed would exhibit better growth. Unfortunately, the stock proceeded to move higher from there. Conversely, stock selection among electric utilities was the biggest boost to relative performance. A sizable overweighting in Florida-based electric utility NextEra Energy was the fund’s top contributor and largest holding at period end. With solid regulated business operations and a high dividend yield, NextEra proved appealing to defensive, dividend-seeking investors this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Utilities Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	14.1	14.6
Sempra Energy	11.9	11.5
PG&E Corp.	8.4	5.0
Dominion Resources, Inc.	7.5	7.9
Avangrid, Inc.	5.7	4.9
DTE Energy Co.	4.9	4.1
Exelon Corp.	4.4	11.4
FirstEnergy Corp.	4.1	4.7
Edison International	3.8	4.0
SCANA Corp.	3.0	0.0
	67.8

Top Industries (% of fund's net assets)

As of September 30, 2016
Electric Utilities	51.8%
Multi-Utilities	37.9%
Independent Power and Renewable Electricity Producers	7.7%
Gas Utilities	1.0%
Oil, Gas & Consumable Fuels	0.9%
All Others*	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of March 31, 2016
Electric Utilities	44.7%
Multi-Utilities	37.9%
Independent Power and Renewable Electricity Producers	8.9%
Media	3.0%
Semiconductors & Semiconductor Equipment	1.9%
All Others*	3.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Utilities Central Fund

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Electric Utilities - 51.8%
Electric Utilities - 51.8%
American Electric Power Co., Inc.	164,317	$10,550,795
Edison International	241,783	17,468,822
Exelon Corp.	618,937	20,604,413
FirstEnergy Corp.	569,988	18,855,203
Great Plains Energy, Inc.	457,100	12,474,259
ITC Holdings Corp.	268,800	12,493,824
NextEra Energy, Inc.	534,142	65,336,248
OGE Energy Corp.	231,049	7,305,769
PG&E Corp.	638,193	39,038,266
Pinnacle West Capital Corp.	60,500	4,597,395
PNM Resources, Inc.	298,100	9,753,832
PPL Corp.	359,326	12,421,900
Westar Energy, Inc.	160,000	9,080,000
		239,980,726
Electrical Equipment - 0.3%
Heavy Electrical Equipment - 0.3%
Nordex Se (a)	49,900	1,515,732
Gas Utilities - 1.0%
Gas Utilities - 1.0%
South Jersey Industries, Inc.	153,500	4,535,925
Independent Power and Renewable Electricity Producers - 7.7%
Independent Power Producers & Energy Traders - 4.5%
Calpine Corp. (a)	857,522	10,839,078
Dynegy, Inc. (a)	314,990	3,902,726
NRG Yield, Inc. Class C	234,753	3,981,411
The AES Corp.	167,800	2,156,230
		20,879,445
Renewable Electricity - 3.2%
NextEra Energy Partners LP	305,200	8,536,444
Pattern Energy Group, Inc.	283,550	6,377,040
		14,913,484

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		35,792,929

Multi-Utilities - 37.9%
Multi-Utilities - 37.9%
Avangrid, Inc.	634,400	26,505,232
Black Hills Corp.	200,684	12,285,874
CenterPoint Energy, Inc.	454,002	10,546,466
Dominion Resources, Inc.	466,607	34,654,902
DTE Energy Co.	242,006	22,668,702
SCANA Corp.	189,596	13,721,063
Sempra Energy	513,879	55,082,690
		175,464,929
Oil, Gas & Consumable Fuels - 0.9%
Oil & Gas Storage & Transport - 0.9%
Cheniere Energy Partners LP Holdings LLC	173,972	3,956,123
TOTAL COMMON STOCKS
(Cost $388,789,274)		461,246,364

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 0.43% (b)
(Cost $4,992,627)	4,991,334	4,992,832
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $393,781,901)		466,239,196
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(3,196,208)
NET ASSETS - 100%		$463,042,988

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$27,464
Fidelity Securities Lending Cash Central Fund	18,408
Total	$45,872

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Utilities Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $388,789,274)	$461,246,364
Fidelity Central Funds (cost $4,992,627)	4,992,832
Total Investments (cost $393,781,901)		$466,239,196
Receivable for investments sold		7,296,816
Receivable for fund shares sold		14,743
Dividends receivable		1,776,363
Distributions receivable from Fidelity Central Funds		635
Other receivables		751
Total assets		475,328,504
Liabilities
Payable for investments purchased	$12,090,295
Payable for fund shares redeemed	192,395
Other payables and accrued expenses	2,826
Total liabilities		12,285,516
Net Assets		$463,042,988
Net Assets consist of:
Paid in capital		$390,584,924
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,458,064
Net Assets, for 2,842,102 shares outstanding		$463,042,988
Net Asset Value, offering price and redemption price per share ($463,042,988 ÷ 2,842,102 shares)		$162.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$13,587,134
Income from Fidelity Central Funds (including $18,408 from security lending)		45,872
Total income		13,633,006
Expenses
Custodian fees and expenses	$10,742
Independent directors' fees and expenses	1,921
Interest	87
Total expenses before reductions	12,750
Expense reductions	(2,063)	10,687
Net investment income (loss)		13,622,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	683,774
Fidelity Central Funds	180
Foreign currency transactions	(4,998)
Total net realized gain (loss)		678,956
Change in net unrealized appreciation (depreciation) on: Investment securities	53,764,191
Assets and liabilities in foreign currencies	1,309
Total change in net unrealized appreciation (depreciation)		53,765,500
Net gain (loss)		54,444,456
Net increase (decrease) in net assets resulting from operations		$68,066,775

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,622,319	$13,102,049
Net realized gain (loss)	678,956	12,001,315
Change in net unrealized appreciation (depreciation)	53,765,500	(44,476,698)
Net increase (decrease) in net assets resulting from operations	68,066,775	(19,373,334)
Distributions to partners from net investment income	(12,337,848)	(12,222,712)
Affiliated share transactions
Proceeds from sales of shares	40,913,282	43,648,115
Reinvestment of distributions	12,337,342	12,222,229
Cost of shares redeemed	(52,194,632)	(100,987,088)
Net increase (decrease) in net assets resulting from share transactions	1,055,992	(45,116,744)
Total increase (decrease) in net assets	56,784,919	(76,712,790)
Net Assets
Beginning of period	406,258,069	482,970,859
End of period	$463,042,988	$406,258,069
Other Information
Shares
Sold	264,984	283,326
Issued in reinvestment of distributions	78,378	78,768
Redeemed	(321,583)	(654,852)
Net increase (decrease)	21,779	(292,758)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Utilities Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$144.05	$155.14	$130.43	$116.88	$103.95
Income from Investment Operations
Net investment income (loss)A	4.73	4.36	4.11	4.04	3.82
Net realized and unrealized gain (loss)	18.44	(11.35)	24.33	13.29	12.71
Total from investment operations	23.17	(6.99)	28.44	17.33	16.53
Distributions to partners from net investment income	(4.30)	(4.10)	(3.73)	(3.78)	(3.60)
Total distributions	(4.30)	(4.10)	(3.73)	(3.78)	(3.60)
Net asset value, end of period	$162.92	$144.05	$155.14	$130.43	$116.88
Total ReturnB	16.23%	(4.66)%	21.98%	15.04%	16.13%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	3.03%	2.78%	2.80%	3.23%	3.43%
Supplemental Data
Net assets, end of period (000 omitted)	$463,043	$406,258	$482,971	$398,657	$320,338
Portfolio turnover rateF	76%	110%	121%G	148%G	175%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2016

1. Organization.

Fidelity Consumer Discretionary Central Fund (Consumer Discretionary), Fidelity Consumer Staples Central Fund (Consumer Staples), Fidelity Energy Central Fund (Energy), Fidelity Financials Central Fund (Financials), Fidelity Health Care Central Fund (Health Care), Fidelity Industrials Central Fund (Industrials), Fidelity Information Technology Central Fund (Information Technology), Fidelity Materials Central Fund (Materials), Fidelity Telecom Services Central Fund (Telecom Services), and Fidelity Utilities Central Fund (Utilities), collectively referred to as the Funds, are funds of Fidelity Central Investment Portfolios LLC (the LLC) and are authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of each Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). All of the Funds are non-diversified, with the exception of Financials and Health Care. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. The Funds are referred to as Fidelity Central Funds and may also invest in other Fidelity Central Funds available only to investment companies and other accounts managed by FMR and its affiliates. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Information Technology that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 48,029,540	Market approach	Transaction price	$3.86 - $48.77 / $26.20	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2016, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because each Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. Consumer Discretionary, Consumer Staples and Information Technology are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Consumer Discretionary	$1,267,933,301	$381,582,601	$(54,641,143)	$326,941,458
Consumer Staples	962,452,563	355,703,812	(21,776,225)	333,927,587
Energy	880,545,014	200,272,852	(50,852,546)	149,420,306
Financials	2,234,543,934	351,578,210	(40,861,150)	310,717,060
Health Care	1,713,273,815	417,344,181	(109,121,822)	308,222,359
Industrials	1,170,508,800	215,168,427	(17,551,871)	197,616,556
Information Technology	2,522,213,032	867,781,135	(71,339,415)	796,441,720
Materials	346,204,235	64,300,824	(9,686,185)	54,614,639
Telecom Services	334,326,795	89,220,970	(5,800,678)	83,420,292
Utilities	395,080,753	77,687,512	(6,529,069)	71,158,443

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Discretionary	414,230,307	404,557,610
Consumer Staples	643,514,780	608,861,096
Energy	934,454,701	930,826,228
Financials	1,471,671,985	1,303,763,765
Health Care	1,365,865,386	1,242,508,719
Industrials	790,520,066	775,995,885
Information Technology	2,819,146,428	2,761,479,961
Materials	211,098,393	211,319,505
Telecom Services	271,524,716	230,406,775
Utilities	343,066,343	337,968,406

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract FMR pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Discretionary	$5,804
Consumer Staples	8,134
Energy	33,170
Financials	44,073
Health Care	30,527
Industrials	16,105
Information Technology	62,224
Materials	3,954
Telecom Services	11,426
Utilities	10,578

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary	Borrower	$3,865,200.65%		$350
Consumer Staples	Borrower	$6,326,000.60%		$105
Energy	Borrower	$6,236,500.34%		$118
Health Care	Borrower	$10,960,000.59%		$360
Information Technology	Borrower	$11,396,500.57%		$1,089
Utilities	Borrower	$5,018,000.62%		$87

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Consumer Discretionary	$7,126	$–
Consumer Staples	$3,247	$–
Energy	$1,815	$–
Health Care	$75,223	$3,980,549
Information Technology	$178,733	$7,369,335
Materials	$1,560	$187,872
Telecom Services	$27,427	$4,416,606
Utilities	$10	$–

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of each Fund's operating expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. During the period, the reduction of expenses for each Fund is noted in the table below.

	Expense Reduction	Custody Earnings Credits
Consumer Discretionary	$6,644	$49
Consumer Staples	5,292	142
Energy	3,803	–
Financials	10,266	210
Health Care	7,980	284
Industrials	5,623	152
Information Technology	12,019	544
Materials	1,660	–
Telecom Services	1,443	34
Utilities	1,921	142

8. Other.

The Funds' organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund (the Funds), each a portfolio of Fidelity Central Investment Portfolios LLC, including the schedules of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 17, 2016

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period-B April 1, 2016 to September 30, 2016
Consumer Discretionary	.0015%
Actual		$1,000.00	$1,031.10	$.01
Hypothetical-C		$1,000.00	$1,024.99	$.01
Consumer Staples	.0030%
Actual		$1,000.00	$1,011.40	$.02
Hypothetical-C		$1,000.00	$1,024.98	$.02
Energy	.0037%
Actual		$1,000.00	$1,221.70	$.02
Hypothetical-C		$1,000.00	$1,024.98	$.02
Financials	.0018%
Actual		$1,000.00	$1,061.80	$.01
Hypothetical-C		$1,000.00	$1,024.99	$.01
Health Care	.0034%
Actual		$1,000.00	$1,114.00	$.02
Hypothetical-C		$1,000.00	$1,024.98	$.02
Industrials	.0015%
Actual		$1,000.00	$1,037.50	$.01
Hypothetical-C		$1,000.00	$1,024.99	$.01
Information Technology	.0066%
Actual		$1,000.00	$1,158.60	$.04
Hypothetical-C		$1,000.00	$1,024.97	$.03
Materials	.0034%
Actual		$1,000.00	$1,077.10	$.02
Hypothetical-C		$1,000.00	$1,024.98	$.02
Telecom Services	.0049%
Actual		$1,000.00	$1,063.50	$.03
Hypothetical-C		$1,000.00	$1,024.98	$.02
Utilities	.0029%
Actual		$1,000.00	$1,023.60	$.01
Hypothetical-C		$1,000.00	$1,024.99	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Consumer Discretionary Central Fund
Fidelity Consumer Staples Central Fund
Fidelity Energy Central Fund
Fidelity Financials Central Fund
Fidelity Health Care Central Fund
Fidelity Industrials Central Fund
Fidelity Information Technology Central Fund
Fidelity Materials Central Fund
Fidelity Telecom Services Central Fund
Fidelity Utilities Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as stand-alone investment products. In this regard, the Board noted that each fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while each fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of each fund and receives fees for providing services to funds that invest in the funds. The Board also noted that FMR bears all expenses of each fund, except expenses related to each fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of each fund and each fund's total expense ratio were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in these funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to each fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities.

Economies of Scale.  The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities, economies of scale cannot be realized by the funds.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

ESCIP-ANN-1116
1.831584.110

Fidelity® Emerging Markets Equity Central Fund Annual Report September 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Markets Equity Central Fund	19.51%	6.14%	11.57%

 A From December 9, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on December 9, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$23,524	Fidelity® Emerging Markets Equity Central Fund
$20,867	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Despite some stumbles, non-U.S. equities had a strong year through September 30, 2016: the MSCI ACWI (All Country World Index) ex USA Index returned 9.45%. After an early-2016 volatility spike largely driven by energy-price woes and concern about global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s late-June vote to exit the European Union – dubbed “Brexit” – ignited near-tumult in global markets, followed by an almost equally sharp recovery. Summer’s remainder traced a gentler and generally upward arc. Among segments, small-caps bested large-cap stocks in major overseas markets, and growth led value. Regionally, Asia Pacific ex Japan (+19%) fared best, followed by emerging markets (+17%), aided by rising commodities prices. Europe (+4%) and the U.K. (+1%) fell behind the MSCI index, beset by numerous stressors. Top sector results came from growth-oriented information technology (+27%). Materials (+25%) and energy (+21%) recovered from early-year lows. Financials (+1%) lagged, absent the newly created real estate sector (+14%). In the middle, utilities (+6%) and telecom services (+6%) lost momentum as investors switched from “risk off” to “risk on” mode. Meanwhile, health care (-2%) was still working through early-2016 biotech blues and drug-price scrutiny.

Comments from Co-Portfolio Manager Greg Lee:  For the year, the fund gained 19.51%, outpacing the 17.21% result of its benchmark, the MSCI Emerging Markets Index. The fund’s outperformance of the benchmark was primarily due to strong stock selection – particularly within consumer discretionary, information technology, financials and energy. Sector positioning contributed to a much lesser extent. From a country perspective, picks in China, South Africa, Taiwan and Russia were bright spots. Our modest stake in cash helped early in the period, when the benchmark declined sharply. Among individual stocks, timely positioning in China’s e-commerce giant Alibaba Group Holdings was the biggest relative contributor and one of our largest holdings, as we notably increased exposure the past 12 months. Our investments in Alibaba Group Holdings, shares of which were added to the benchmark in December, rose about 79% for the period, including a surge in August after the firm released better-than-expected second-quarter financial results. A non-benchmark stake in Canada-based Pan American Silver was another plus, as the stock benefited from improved commodity prices. Conversely, choices in health care and consumer staples hurt, as did our picks in South Korea. Although the fund’s position in South Korea’s Samsung Electronics was one of its largest holdings, versus the benchmark we were underweighted the tech giant, which detracted because the stock advanced 54% for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2016
Cayman Islands	12.2%
Korea (South)	12.1%
India	9.2%
Brazil	7.8%
Taiwan	7.5%
South Africa	7.2%
China	7.0%
Hong Kong	5.7%
Russia	5.4%
Other*	25.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of March 31, 2016
Korea (South)	13.0%
Cayman Islands	10.1%
India	8.3%
China	8.2%
Taiwan	7.8%
Brazil	7.3%
Mexico	6.1%
South Africa	5.6%
United States of America*	5.5%
Other	28.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.4	98.4
Short-Term Investments and Net Other Assets (Liabilities)	1.6	1.6

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.1	3.5
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.6	2.4
Naspers Ltd. Class N (South Africa, Media)	3.5	2.9
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.0	2.1
China Mobile Ltd. (Hong Kong, Wireless Telecommunications Services)	1.9	1.6
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.5	1.9
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.4	1.2
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.3	1.6
Sberbank of Russia (Russia, Banks)	1.3	0.8
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	1.1	0.9
	22.7

Top Market Sectors as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	19.5
Financials	22.1	25.5
Consumer Discretionary	13.1	10.4
Consumer Staples	8.1	8.0
Energy	7.4	7.0
Materials	6.2	6.6
Industrials	5.6	6.9
Telecommunication Services	5.1	5.8
Utilities	2.7	3.2
Real Estate	2.5	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value
Argentina - 0.4%
Grupo Superveille SA sponsored ADR (a)	19,200	$284,352
Telecom Argentina SA Class B sponsored ADR (a)	34,900	638,670
YPF SA Class D sponsored ADR	46,200	841,764

TOTAL ARGENTINA		1,764,786

Australia - 0.0%
Frontier Digital Ventures Ltd.	429,091	173,619
Austria - 0.4%
Erste Group Bank AG	55,716	1,650,148
Bermuda - 1.3%
AGTech Holdings Ltd. (b)	2,020,000	402,937
Credicorp Ltd. (United States)	8,087	1,231,003
GP Investments Ltd. Class A (depositary receipt) (b)	88,607	186,633
PAX Global Technology Ltd.	1,021,000	754,411
Shangri-La Asia Ltd.	1,884,000	2,070,734
VimpelCom Ltd. sponsored ADR (a)	184,600	642,408

TOTAL BERMUDA		5,288,126

Brazil - 2.9%
B2W Companhia Global do Varejo (b)	283,860	1,392,177
BB Seguridade Participacoes SA	152,000	1,396,541
Cielo SA	106,184	1,061,465
Companhia de Saneamento de Minas Gerais	100,930	1,014,529
Cosan SA Industria e Comercio	79,385	920,501
Direcional Engenharia SA	367,800	654,817
FPC Par Corretora de Seguros	291,511	1,308,691
Minerva SA (b)	344,500	1,016,927
Smiles SA	194,200	3,222,783

TOTAL BRAZIL		11,988,431

British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (b)	51,744	907,590
Canada - 0.5%
Pan American Silver Corp.	83,000	1,462,460
Torex Gold Resources, Inc. (b)	28,060	606,992

TOTAL CANADA		2,069,452

Cayman Islands - 11.9%
51job, Inc. sponsored ADR (a)(b)	23,000	767,740
58.com, Inc. ADR (a)(b)	91,932	4,381,479
AAC Technology Holdings, Inc.	46,500	469,837
Alibaba Group Holding Ltd. sponsored ADR (b)	118,922	12,580,758
Bitauto Holdings Ltd. ADR (a)(b)	62,200	1,808,776
BizLink Holding, Inc.	40,916	214,754
China State Construction International Holdings Ltd.	814,000	1,077,096
CK Hutchison Holdings Ltd.	75,200	961,225
Ctrip.com International Ltd. ADR (b)	10,800	502,956
Fang Holdings Ltd. ADR (b)	148,500	666,765
Haitian International Holdings Ltd.	408,000	806,513
Himax Technologies, Inc. sponsored ADR	60,700	521,413
JD.com, Inc. sponsored ADR (b)	134,400	3,506,496
Momo, Inc. ADR (b)	20,496	461,160
Sino Biopharmaceutical Ltd.	2,084,000	1,409,684
Sunny Optical Technology Group Co. Ltd.	34,000	168,934
Tencent Holdings Ltd.	539,200	14,990,858
Uni-President China Holdings Ltd.	2,945,400	2,098,475
Vipshop Holdings Ltd. ADR (b)	129,000	1,892,430

TOTAL CAYMAN ISLANDS		49,287,349

Chile - 1.7%
Compania Cervecerias Unidas SA sponsored ADR	72,700	1,467,813
CorpBanca SA	107,079,656	967,523
Enersis SA	6,021,344	983,009
Inversiones La Construccion SA	72,310	835,657
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	38,700	1,041,030
Vina Concha y Toro SA	909,945	1,591,236

TOTAL CHILE		6,886,268

China - 7.0%
Anhui Conch Cement Co. Ltd. (H Shares)	402,500	1,112,458
BBMG Corp. (H Shares)	3,770,500	1,462,506
China Life Insurance Co. Ltd. (H Shares)	1,001,500	2,624,095
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,271,750	1,042,058
China Pacific Insurance (Group) Co. Ltd. (H Shares)	816,500	3,053,572
China Petroleum & Chemical Corp. (H Shares)	1,588,000	1,172,357
China Shenhua Energy Co. Ltd. (H Shares)	644,000	1,272,854
China Suntien Green Energy Corp. Ltd. (H Shares)	710,250	98,759
China Telecom Corp. Ltd. (H Shares)	2,267,930	1,157,018
Industrial & Commercial Bank of China Ltd. (H Shares)	9,624,000	6,108,071
Inner Mongoli Yili Industries Co. Ltd.	364,866	881,047
Kweichow Moutai Co. Ltd.	38,121	1,704,833
Maanshan Iron & Steel Ltd. (H Shares) (b)	2,070,000	473,357
PetroChina Co. Ltd. (H Shares)	1,182,000	783,499
PICC Property & Casualty Co. Ltd. (H Shares)	940,000	1,575,977
Qingdao Haier Co. Ltd.	1,444,400	2,199,774
Shanghai International Airport Co. Ltd.	205,937	834,580
Zhengzhou Yutong Bus Co. Ltd.	307,014	1,017,820
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	89,000	464,948

TOTAL CHINA		29,039,583

Colombia - 0.3%
Bancolombia SA sponsored ADR	32,000	1,249,280
Czech Republic - 0.2%
MONETA Money Bank A/S	296,700	944,861
Egypt - 0.1%
Global Telecom Holding GDR (b)	172,900	335,426
Qalaa Holdings SAE (b)	1,470,800	137,474

TOTAL EGYPT		472,900

Greece - 0.4%
Titan Cement Co. SA (Reg.)	70,000	1,649,752
Hong Kong - 5.7%
AIA Group Ltd.	306,400	2,060,462
China Mobile Ltd.	144,420	1,774,109
China Mobile Ltd. sponsored ADR	98,127	6,036,773
China Resources Beer Holdings Co. Ltd.	1,350,666	2,878,620
China Resources Power Holdings Co. Ltd.	560,583	974,538
CNOOC Ltd.	3,436,000	4,334,561
CNOOC Ltd. sponsored ADR	400	50,596
Far East Horizon Ltd.	3,278,320	3,118,645
Sinotruk Hong Kong Ltd.	857,500	460,228
Techtronic Industries Co. Ltd.	507,793	1,989,175

TOTAL HONG KONG		23,677,707

India - 9.2%
Adani Ports & Special Economic Zone	390,143	1,509,554
Axis Bank Ltd.	172,442	1,406,900
Bharti Infratel Ltd.	194,689	1,071,638
Coal India Ltd.	442,481	2,144,768
Edelweiss Financial Services Ltd. (b)	472,121	808,908
Eicher Motors Ltd.	3,204	1,197,870
Grasim Industries Ltd.	27,775	2,037,919
Housing Development Finance Corp. Ltd.	103,240	2,166,204
ICICI Bank Ltd. (b)	203,726	769,785
ICICI Bank Ltd. sponsored ADR	66,100	493,767
ITC Ltd.	631,631	2,292,888
JK Cement Ltd.	82,526	1,088,734
Larsen & Toubro Ltd.	66,664	1,438,609
LIC Housing Finance Ltd.	146,941	1,281,175
Lupin Ltd.	118,487	2,651,182
Oil & Natural Gas Corp. Ltd.	239,036	924,804
Petronet LNG Ltd.	201,513	1,046,102
Phoenix Mills Ltd.	180,026	1,042,673
Power Grid Corp. of India Ltd.	1,030,859	2,737,918
Reliance Industries Ltd.	91,507	1,493,990
SREI Infrastructure Finance Ltd. (b)	434,995	449,632
State Bank of India	552,846	2,094,882
Sun Pharmaceutical Industries Ltd.	260,468	2,912,712
Tata Consultancy Services Ltd.	85,167	3,113,506

TOTAL INDIA		38,176,120

Indonesia - 1.6%
Link Net Tbk PT	1,371,100	458,446
PT Astra International Tbk	3,922,300	2,488,795
PT Bank Mandiri (Persero) Tbk	1,455,950	1,256,227
PT Bank Rakyat Indonesia Tbk	1,953,200	1,832,762
PT Kalbe Farma Tbk	4,664,400	614,570

TOTAL INDONESIA		6,650,800

Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	1,132,627	2,137,129
Japan - 1.7%
Alps Electric Co. Ltd.	22,900	552,755
DeNA Co. Ltd.	11,000	399,968
Nexon Co. Ltd.	32,500	510,529
Nissha Printing Co. Ltd.	15,700	387,987
Rakuten, Inc.	66,220	864,390
Sony Corp.	23,700	785,195
Sumco Corp.	87,300	718,323
Suzuki Motor Corp.	85,400	2,860,476

TOTAL JAPAN		7,079,623

Korea (South) - 10.9%
AMOREPACIFIC Group, Inc.	9,402	1,421,185
Daou Technology, Inc.	66,714	1,324,148
Duk San Neolux Co. Ltd. (b)	6,832	193,808
EO Technics Co. Ltd.	3,468	205,097
Fila Korea Ltd.	17,424	1,514,077
Hanon Systems	89,025	1,007,738
Hyundai Fire & Marine Insurance Co. Ltd.	35,597	1,175,768
Hyundai Glovis Co. Ltd.	6,804	1,124,202
Hyundai Industrial Development & Construction Co.	22,286	1,045,160
Hyundai Mobis	13,107	3,290,837
InterPark INT Corp.	81,471	1,037,227
Kakao Corp.	6,014	448,813
KB Financial Group, Inc.	102,190	3,516,481
KEPCO Plant Service & Engineering Co. Ltd.	12,857	677,418
Korea Electric Power Corp.	36,276	1,777,863
Korea Express Co. Ltd. (b)	2,821	553,228
Korean Reinsurance Co.	199,119	2,108,726
KT Corp.	15,182	440,727
KT Corp. sponsored ADR (a)	6,222	99,863
LG Chemical Ltd.	7,661	1,695,204
LG Display Co. Ltd.	43,966	1,124,525
NAVER Corp.	514	413,998
NCSOFT Corp.	5,890	1,589,583
NDFOS Co. Ltd. (b)	3,270	43,072
Samsung Electronics Co. Ltd.	3,680	5,363,418
Samsung Fire & Marine Insurance Co. Ltd.	2,283	581,759
Samsung SDI Co. Ltd.	16,397	1,440,934
Shinhan Financial Group Co. Ltd.	105,290	3,858,032
Shinhan Financial Group Co. Ltd. sponsored ADR	600	21,864
SK Hynix, Inc.	128,059	4,703,260
SK Telecom Co. Ltd.	264	54,156
SK Telecom Co. Ltd. sponsored ADR	42,004	949,290
Viatron Technologies, Inc.	15,847	404,307

TOTAL KOREA (SOUTH)		45,205,768

Mauritius - 0.2%
MakeMyTrip Ltd. (b)	36,900	870,840
Mexico - 4.4%
America Movil S.A.B. de CV Series L sponsored ADR	85,198	974,665
Banregio Grupo Financiero S.A.B. de CV	108,518	621,398
CEMEX S.A.B. de CV sponsored ADR	157,876	1,253,535
El Puerto de Liverpool S.A.B. de CV Class C	135,123	1,416,336
Fibra Uno Administracion SA de CV	959,100	1,752,025
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	140,296	1,332,142
Grupo Comercial Chedraui S.A.B. de CV	331,500	724,557
Grupo Financiero Banorte S.A.B. de CV Series O	895,629	4,696,685
Infraestructura Energetica Nova S.A.B. de CV	155,800	609,066
Macquarie Mexican (REIT)	2,038,800	2,495,170
Promotora y Operadora de Infraestructura S.A.B. de CV	79,755	855,763
Wal-Mart de Mexico SA de CV Series V	689,400	1,513,926

TOTAL MEXICO		18,245,268

Netherlands - 0.8%
Altice NV Class B (b)	29,642	533,772
Cnova NV (b)	33,931	182,209
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (A Shares) (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (b)(c)	255,600	944,048
Yandex NV (b)	81,010	1,705,261

TOTAL NETHERLANDS		3,365,290

Nigeria - 0.3%
Guaranty Trust Bank PLC	1,676,919	127,765
Guaranty Trust Bank PLC GDR (Reg. S)	125,474	483,075
Transnational Corp. of Nigeria PLC (b)	30,390,900	99,373
Zenith Bank PLC	14,954,287	722,078

TOTAL NIGERIA		1,432,291

Pakistan - 0.4%
Habib Bank Ltd.	832,100	1,758,997
Panama - 0.4%
Copa Holdings SA Class A	18,900	1,661,877
Philippines - 1.0%
Alliance Global Group, Inc.	2,176,300	718,471
Metropolitan Bank & Trust Co.	950,038	1,681,036
Robinsons Land Corp.	2,820,150	1,812,207

TOTAL PHILIPPINES		4,211,714

Romania - 0.2%
Banca Transilvania SA	1,144,250	683,941
Russia - 5.4%
Lukoil PJSC sponsored ADR	86,700	4,221,423
Magnit OJSC GDR (Reg. S)	70,400	2,934,976
MegaFon PJSC (b)	41,700	404,416
MegaFon PJSC GDR	25,900	247,345
MMC Norilsk Nickel PJSC sponsored ADR	153,900	2,459,322
Mobile TeleSystems OJSC (b)	238,220	863,655
Mobile TeleSystems OJSC sponsored ADR	9,800	74,774
NOVATEK OAO GDR (Reg. S)	23,100	2,541,000
Rosneft Oil Co. OJSC (b)	323,100	1,763,814
Sberbank of Russia (b)	828,230	1,917,763
Sberbank of Russia sponsored ADR	362,492	3,399,450
Sistema JSFC (b)	1,738,400	562,257
Sistema JSFC sponsored GDR	20,281	150,485
Unipro PJSC (b)	19,680,800	908,586

TOTAL RUSSIA		22,449,266

Singapore - 0.8%
Ascendas Real Estate Investment Trust	1,126,400	2,085,513
First Resources Ltd.	764,300	1,028,647

TOTAL SINGAPORE		3,114,160

South Africa - 7.2%
Alexander Forbes Group Holdings Ltd.	1,322,365	621,553
Aspen Pharmacare Holdings Ltd.	66,900	1,511,314
Barclays Africa Group Ltd.	130,583	1,436,913
Bidcorp Ltd.	61,562	1,162,601
Bidvest Group Ltd.	97,162	1,144,065
Imperial Holdings Ltd.	189,300	2,305,259
JSE Ltd.	51,600	601,640
Life Healthcare Group Holdings Ltd.	449,900	1,241,590
Naspers Ltd. Class N	83,420	14,437,743
Nedbank Group Ltd.	62,450	1,011,897
Sasol Ltd.	31,200	854,888
Shoprite Holdings Ltd.	174,200	2,429,597
Telkom SA Ltd.	221,197	975,056

TOTAL SOUTH AFRICA		29,734,116

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA	239,831	1,451,113
Taiwan - 7.5%
Advanced Semiconductor Engineering, Inc.	303,000	364,548
Advantech Co. Ltd.	209,000	1,802,154
Boardtek Electronics Corp.	283,000	321,458
Chroma ATE, Inc.	166,000	448,200
E.SUN Financial Holdings Co. Ltd.	1,960,299	1,122,203
eMemory Technology, Inc.	18,000	193,430
Hermes Microvision, Inc.	12,000	523,559
HTC Corp.	63,000	176,532
King's Town Bank	773,000	655,258
Largan Precision Co. Ltd.	18,000	2,197,738
MediaTek, Inc.	183,000	1,407,596
Taiwan Cement Corp.	1,721,000	1,966,499
Taiwan Fertilizer Co. Ltd.	395,000	531,319
Taiwan Semiconductor Manufacturing Co. Ltd.	2,852,869	16,799,853
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,780	54,450
Universal Cement Corp.	273,805	215,113
Vanguard International Semiconductor Corp.	311,000	585,347
Wistron NeWeb Corp.	157,590	499,783
Yuanta Financial Holding Co. Ltd.	3,845,448	1,381,713

TOTAL TAIWAN		31,246,753

Thailand - 2.1%
Jasmine Broadband Internet Infrastructure Fund	1,840,500	622,063
Kasikornbank PCL (For. Reg.)	647,300	3,511,641
PTT Global Chemical PCL (For. Reg.)	515,000	877,077
PTT PCL (For. Reg.)	200,000	1,966,239
Star Petroleum Refining PCL	1,971,900	616,450
Thai Union Frozen Products PCL (For. Reg.)	1,979,000	1,224,127

TOTAL THAILAND		8,817,597

Turkey - 1.2%
Aselsan A/S	218,000	683,565
Bim Birlesik Magazalar A/S JSC	93,000	1,551,033
Enka Insaat ve Sanayi A/S	365,000	533,939
Tupras Turkiye Petrol Rafinelleri A/S	65,358	1,237,032
Turkiye Garanti Bankasi A/S	388,900	1,030,242

TOTAL TURKEY		5,035,811

United Arab Emirates - 1.1%
DP World Ltd.	61,511	1,165,633
Emaar Properties PJSC	957,946	1,851,733
First Gulf Bank PJSC	479,787	1,541,379

TOTAL UNITED ARAB EMIRATES		4,558,745

United Kingdom - 0.3%
Fresnillo PLC	51,900	1,220,281
United States of America - 0.7%
Cognizant Technology Solutions Corp. Class A (b)	19,208	916,414
First Cash Financial Services, Inc.	15,950	750,926
Micron Technology, Inc. (b)	59,900	1,065,022

TOTAL UNITED STATES OF AMERICA		2,732,362

TOTAL COMMON STOCKS
(Cost $319,081,260)		378,889,714

Nonconvertible Preferred Stocks - 6.4%
Brazil - 4.9%
Ambev SA sponsored ADR	756,200	4,605,258
Banco do Estado Rio Grande do Sul SA	253,760	816,177
Companhia Paranaense de Energia-Copel:
(PN-B)	4,060	41,984
(PN-B) sponsored ADR (a)	138,507	1,436,318
Itau Unibanco Holding SA sponsored ADR	523,079	5,722,484
Metalurgica Gerdau SA (PN)	981,300	1,034,964
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (b)	327,200	2,719,032
Telefonica Brasil SA	95,560	1,379,562
Vale SA (PN-A) sponsored ADR	522,200	2,459,562

TOTAL BRAZIL		20,215,341

Cayman Islands - 0.3%
China Internet Plus Holdings Ltd. Series A-11 (d)	331,980	1,281,675
Korea (South) - 1.2%
Hyundai Motor Co. Series 2	14,811	1,424,364
Samsung Electronics Co. Ltd.	2,395	2,814,978
Samsung Fire & Marine Insurance Co. Ltd.	5,174	861,941

TOTAL KOREA (SOUTH)		5,101,283

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $19,780,496)		26,598,299
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.26% to 0.27% 11/3/16 (e)
(Cost $239,942)	240,000	239,958
	Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.43% (f)	9,960,235	9,963,223
Fidelity Securities Lending Cash Central Fund 0.46% (f)(g)	2,905,294	2,905,875
TOTAL MONEY MARKET FUNDS
(Cost $12,866,171)		12,869,098
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $351,967,869)		418,597,069
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(3,776,326)
NET ASSETS - 100%		$414,820,743

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
65 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2016	2,965,625	$63,031

The face value of futures purchased as a percentage of Net Assets is 0.7%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $944,048 or 0.2% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,281,675 or 0.3% of net assets.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $162,972.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$1,049,339

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$49,418
Fidelity Securities Lending Cash Central Fund	13,351
Total	$62,769

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$53,948,966	$16,480,075	$36,187,216	$1,281,675
Consumer Staples	32,527,746	18,997,924	12,648,775	881,047
Energy	31,004,433	15,150,050	15,854,383	--
Financials	92,731,236	36,734,394	55,996,842	--
Health Care	10,341,052	2,752,904	7,588,148	--
Industrials	22,634,387	8,144,724	14,489,663	--
Information Technology	93,365,870	26,130,553	67,235,317	--
Materials	24,841,892	13,187,898	11,653,994	--
Real Estate	11,039,321	6,098,928	4,940,393	--
Telecommunication Services	21,427,868	15,608,119	5,819,749	--
Utilities	11,625,242	5,092,865	6,532,377	--
Government Obligations	239,958	--	239,958	--
Money Market Funds	12,869,098	12,869,098	--	--
Total Investments in Securities:	$418,597,069	$177,247,532	$239,186,815	$2,162,722
Derivative Instruments:
Assets
Futures Contracts	$63,031	$63,031	$--	$--
Total Assets	$63,031	$63,031	$--	$--
Total Derivative Instruments:	$63,031	$63,031	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$38,369,454
Level 2 to Level 1	$1,377,770

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$63,031	$0
Total Equity Risk	63,031	0
Total Value of Derivatives	$63,031	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $2,764,176) — See accompanying schedule: Unaffiliated issuers (cost $339,101,698)	$405,727,971
Fidelity Central Funds (cost $12,866,171)	12,869,098
Total Investments (cost $351,967,869)		$418,597,069
Foreign currency held at value (cost $555,778)		555,946
Receivable for investments sold		398,331
Receivable for fund shares sold		28,564
Dividends receivable		481,390
Distributions receivable from Fidelity Central Funds		4,735
Receivable for daily variation margin for derivative instruments		18,200
Other receivables		306,294
Total assets		420,390,529
Liabilities
Payable to custodian bank	$47,095
Payable for investments purchased	1,667,411
Payable for fund shares redeemed	468,755
Other payables and accrued expenses	481,050
Collateral on securities loaned, at value	2,905,475
Total liabilities		5,569,786
Net Assets		$414,820,743
Net Assets consist of:
Paid in capital		$348,593,105
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		66,227,638
Net Assets, for 2,047,996 shares outstanding		$414,820,743
Net Asset Value, offering price and redemption price per share ($414,820,743 ÷ 2,047,996 shares)		$202.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$9,382,974
Interest		1,137
Income from Fidelity Central Funds		62,769
Income before foreign taxes withheld		9,446,880
Less foreign taxes withheld		(992,296)
Total income		8,454,584
Expenses
Custodian fees and expenses	$341,420
Independent directors' fees and expenses	1,450
Total expenses before reductions	342,870
Expense reductions	(1,450)	341,420
Net investment income (loss)		8,113,164
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $39,994)	(9,084,233)
Fidelity Central Funds	5
Foreign currency transactions	(245,075)
Futures contracts	(175,203)
Total net realized gain (loss)		(9,504,506)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $279,708)	62,926,264
Assets and liabilities in foreign currencies	4,735
Futures contracts	102,410
Total change in net unrealized appreciation (depreciation)		63,033,409
Net gain (loss)		53,528,903
Net increase (decrease) in net assets resulting from operations		$61,642,067

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,113,164	$3,879,404
Net realized gain (loss)	(9,504,506)	(15,063,989)
Change in net unrealized appreciation (depreciation)	63,033,409	(27,879,217)
Net increase (decrease) in net assets resulting from operations	61,642,067	(39,063,802)
Distributions to partners from net investment income	(7,701,534)	(3,068,108)
Affiliated share transactions
Proceeds from sales of shares	163,933,550	145,190,939
Reinvestment of distributions	7,659,493	3,067,760
Cost of shares redeemed	(47,769,043)	(326,506,176)
Net increase (decrease) in net assets resulting from share transactions	123,824,000	(178,247,477)
Total increase (decrease) in net assets	177,764,533	(220,379,387)
Net Assets
Beginning of period	237,056,210	457,435,597
End of period	$414,820,743	$237,056,210
Other Information
Shares
Sold	902,591	829,686
Issued in reinvestment of distributions	40,928	15,727
Redeemed	(266,211)	(1,629,920)
Net increase (decrease)	677,308	(784,507)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Equity Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$172.95	$212.25	$198.65	$195.55	$166.54
Income from Investment Operations
Net investment income (loss)A	4.05	3.47	4.39	4.54	4.14
Net realized and unrealized gain (loss)	29.35	(39.58)	12.94	3.55	28.97
Total from investment operations	33.40	(36.11)	17.33	8.09	33.11
Distributions to partners from net investment income	(3.80)	(3.19)	(3.73)	(4.99)	(4.10)
Net asset value, end of period	$202.55	$172.95	$212.25	$198.65	$195.55
Total ReturnB	19.51%	(17.12)%	8.72%	4.21%	20.04%
Ratios to Average Net AssetsC,D
Expenses before reductions	.09%	.15%	.15%	.13%	.16%
Expenses net of fee waivers, if any	.09%	.15%	.15%	.13%	.16%
Expenses net of all reductions	.09%	.15%	.15%	.13%	.16%
Net investment income (loss)	2.23%	1.71%	2.07%	2.24%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$414,821	$237,056	$457,436	$207,267	$221,512
Portfolio turnover rateE	52%	141%	84%	183%	103%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2016

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$77,180,732
Gross unrealized depreciation	(13,516,280)
Net unrealized appreciation (depreciation) on securities	$63,664,452
Tax Cost	$354,932,617

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(175,203) and a change in net unrealized appreciation (depreciation) of $102,410 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $304,273,539 and $177,777,568, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,923 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,351. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $1,450.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Emerging Markets Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Markets Equity Central Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 14, 2016

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Investment Officer - Equity of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR U.K. (2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period-B April 1, 2016 to September 30, 2016
Actual	.0866%	$1,000.00	$1,135.80	$.46
Hypothetical-C		$1,000.00	$1,024.57	$.44

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Floating Rate Central Fund Annual Report September 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate Central Fund	5.95%	6.78%	5.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$17,579	Fidelity® Floating Rate Central Fund
$15,979	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans posted a solid gain for the year ending September 30, 2016, sharply reversing course in February and ending seven straight months of negative returns. The S&P/LSTA Leveraged Performing Loan Index gained 5.70% the past year, lagging high-yield bonds by a wide margin but modestly outpacing investment-grade bonds. Sharply falling oil prices, global economic uncertainty and investor risk aversion weighed on the asset class through mid-February, when loans began to benefit from improvement across a range of global issues. Oil prices shifted into an uptrend, China’s central bank eased concern about its economy by implementing additional stimulus measures and U.S. economic data improved. The loan market extended its rally through May, bolstered by fading fears of a U.S. recession, greater-than-expected stimulus from the European Central Bank and a modest increase in demand for collateralized loan obligations. Following a brief, sharp disruption in late-June related to the U.K.’s vote to exit the European Union, the loan rally advanced over the remainder of the period. Within the index, gains were broad-based across industries, led by steel (+19%), which rallied in step with recovering commodity prices. From a credit-quality perspective, lower-quality loans delivered the best performance, reflecting improved risk sentiment.

Comments from Co-Portfolio Managers Eric Mollenhauer and Kevin Nielsen:  For the year, the fund gained 5.95%, slightly outpacing the benchmark S&P/LSTA Leveraged Performing Loan Index. Security selection in leisure goods/activities/movies and business equipment & services, along with overall positioning in lodging & casinos, provided the biggest boost versus the benchmark. The top individual relative contributors were sizable overweightings in for-profit education provider Laureate Education, resort and casino operator Harrah's – now listed as Caesars Entertainment – and cable TV and telecom provider Altice. On the downside, our cash stake of roughly 5%, on average, was the biggest relative detractor. Security selection in steel and positioning in utilities also dampened relative performance. The primary individual detractors included an overweighting in Southcross Holdings, the parent of bankrupt pipeline operator Southcross Energy Partners; steel producer Essar Steel; and an out-of-benchmark position in coal mine operator Warrior Met Coal (formerly Walter Energy). We'd sold the fund's position in Essar Steel by period end. During the period, the fund had overweightings, on average, in loans rated B and CCC, and a meaningful underweighting in BB-rated credits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Albertson's LLC	2.1	2.4
Valeant Pharmaceuticals International, Inc.	1.4	1.4
Caesars Growth Properties Holdings, LLC	1.3	1.4
Laureate Education, Inc.	1.1	1.4
JC Penney Corp., Inc.	1.1	1.1
	7.0

Top Five Market Sectors as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.3	11.2
Healthcare	9.2	8.3
Services	8.0	6.8
Gaming	6.7	6.8
Utilities	6.1	5.4

Quality Diversification (% of fund's net assets)

As of September 30, 2016
BBB	1.5%
BB	32.1%
B	48.4%
CCC,CC,C	7.0%
D	0.2%
Not Rated	4.6%
Equities	0.4%
Short-Term Investments and Net Other Assets	5.8%

As of March 31, 2016
BBB	1.8%
BB	32.2%
B	51.0%
CCC,CC,C	6.5%
D	0.5%
Not Rated	2.6%
Equities	0.4%
Short-Term Investments and Net Other Assets	5.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2016*
Bank Loan Obligations	91.3%
Nonconvertible Bonds	2.5%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

 * Foreign investments - 7.8%

As of March 31, 2016 *
Bank Loan Obligations	93.4%
Nonconvertible Bonds	1.2%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.0%

 * Foreign investments - 9.9%

Investments September 30, 2016

Showing Percentage of Net Assets

Bank Loan Obligations - 91.3%(a)
	Principal Amount	Value
Aerospace - 1.0%
Camp International Holding Co.:
Tranche 1LN, term loan 4.75% 8/18/23 (b)	$2,500,000	$2,495,000
Tranche 2LN, term loan 8.25% 8/18/24 (b)	360,000	360,000
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	2,359,050	2,376,742
TransDigm, Inc.:
Tranche C, term loan 3.8214% 2/28/20 (b)	3,189,651	3,188,311
Tranche D, term loan 3.8316% 6/4/21 (b)	5,792,277	5,787,469
Tranche F, term loan 3.75% 6/9/23 (b)	1,496,250	1,495,786

TOTAL AEROSPACE		15,703,308

Automotive & Auto Parts - 0.8%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	836,478	837,264
Federal-Mogul Corp. Tranche C, term loan 4.75% 4/15/21 (b)	2,444,583	2,358,582
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	7,583,688	6,066,950
Tranche 2LN, term loan 10% 11/27/21 (b)	2,641,000	1,743,060
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (b)	894,815	880,579
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	1,501,144	1,497,391

TOTAL AUTOMOTIVE & AUTO PARTS		13,383,826

Broadcasting - 0.9%
Clear Channel Communications, Inc. Tranche D, term loan 7.2744% 1/30/19 (b)	9,995,000	7,677,959
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	2,384,713	2,390,675
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	4,215,000	4,222,249

TOTAL BROADCASTING		14,290,883

Building Materials - 1.3%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (b)	1,555,295	1,558,608
GCP Applied Technologies, Inc. Tranche B, term loan 4.0877% 2/3/22 (b)	1,492,500	1,507,425
GYP Holdings III Corp. Tranche B, term loan 4.5% 4/1/21 (b)	4,056,042	4,042,089
HD Supply, Inc. Tranche B, term loan 10/17/23 (c)	1,500,000	1,501,875
HNC Holdings, Inc. Tranche B, term loan 9/30/23 (c)	1,695,000	1,690,763
Jeld-Wen, Inc. Tranche B, term loan 4.75% 7/1/22 (b)	1,980,000	1,990,732
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	2,970,000	2,965,664
Ply Gem Industries, Inc. Tranche B, term loan 4% 2/1/21 (b)	1,225,061	1,231,701
Ventia Deco LLC Tranche B, term loan 5% 5/21/22 (b)	4,977,188	5,014,516

TOTAL BUILDING MATERIALS		21,503,373

Cable/Satellite TV - 2.9%
Altice U.S. Finance SA Tranche B, term loan 4.25% 12/14/22 (b)	2,875,241	2,893,211
Charter Communication Operating LLC:
Tranche H, term loan 3.25% 8/24/21 (b)	1,990,000	1,996,965
Tranche I, term loan 3.5% 1/24/23 (b)	10,273,375	10,334,707
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (b)	2,444,655	2,451,084
Tranche F, term loan 3% 1/3/21 (b)	3,853,264	3,863,514
CSC Holdings LLC Tranche B, term loan:
9/9/24 (c)	480,000	480,840
5% 10/9/22 (b)	2,992,500	2,995,612
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (b)	2,685,000	2,646,417
Numericable LLC:
Tranche B 1LN, term loan 4.564% 7/20/22 (b)	1,985,000	1,998,022
Tranche B 6LN, term loan 4.7515% 2/10/23 (b)	1,990,000	2,003,054
Tranche B, term loan 5.0015% 1/15/24 (b)	5,516,175	5,565,821
Virgin Media Investment Holdings Ltd. Tranche B, term loan 3.6492% 6/30/23 (b)	1,679,936	1,686,623
WideOpenWest Finance LLC Tranche B, term loan 4.5% 8/19/23 (b)	5,250,000	5,224,853
Ziggo B.V.:
Tranche B 1LN, term loan 3.6519% 1/15/22 (b)	1,953,726	1,951,635
Tranche B 2LN, term loan 3.6519% 1/15/22 (b)	1,157,282	1,156,044
Tranche B 3LN, term loan 3.7014% 1/15/22 (b)	359,642	359,257

TOTAL CABLE/SATELLITE TV		47,607,659

Capital Goods - 0.7%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (b)	450,145	423,699
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 4.25% 3/13/22 (b)	4,864,915	4,869,634
SRAM LLC. Tranche B, term loan 4.0141% 4/10/20 (b)	4,006,154	3,885,970
Wireco Worldgroup, Inc. Tranche B 1LN, term loan 6.5% 7/21/23 (b)	1,780,000	1,785,198

TOTAL CAPITAL GOODS		10,964,501

Chemicals - 2.4%
A. Schulman, Inc. Tranche B, term loan 4% 6/1/22 (b)	1,574,643	1,572,675
Chromaflo Technologies Corp.:
Tranche 2LN, term loan 8.25% 6/2/20 (b)	1,247,952	1,160,596
Tranche B 1LN, term loan 4.5% 12/2/19 (b)	695,377	694,508
Hilex Poly Co. LLC Tranche B 1LN, term loan 6% 12/5/21 (b)	6,748,385	6,786,378
Ineos Styrolution U.S. Holding LLC Tranche B, term loan 9/15/21 (c)	1,795,000	1,811,837
Kraton Polymers LLC Tranche B, term loan 6% 1/6/22 (b)	4,520,000	4,553,900
MacDermid, Inc.:
Tranche B 1LN, term loan 5.5% 6/7/20 (b)	1,433,885	1,435,677
Tranche B 2LN, term loan 5.5% 6/7/20 (b)	2,180,513	2,188,689
Tranche B 3LN, term loan 5.5% 6/7/20 (b)	4,950,000	4,968,563
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	3,456,250	3,477,852
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	355,000	349,675
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	2,429,666	2,403,863
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	2,848,938	2,865,860
Tronox Pigments (Netherlands) B.V. Tranche B, term loan 4.5% 3/19/20 (b)	1,806,000	1,785,682
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	453,480	456,519
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	2,004,750	2,007,256

TOTAL CHEMICALS		38,519,530

Consumer Products - 0.7%
Hercules Achievement, Inc. Tranche B, term loan 5% 12/11/21 (b)	4,349,508	4,364,905
Weight Watchers International, Inc. Tranche B 2LN, term loan 4% 4/2/20 (b)	5,486,447	4,143,968
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	2,481,826	2,483,886

TOTAL CONSUMER PRODUCTS		10,992,759

Containers - 3.1%
Anchor Glass Container Corp. Tranche B, term loan 4.75% 7/1/22 (b)	4,170,976	4,193,582
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	3,338,304	3,351,858
Berlin Packaging, LLC:
Tranche 2LN, term loan 7.75% 10/1/22 (b)	1,871,000	1,875,678
Tranche B 1LN, term loan 4.5% 10/1/21 (b)	8,196,547	8,224,333
Berry Plastics Corp.:
Tranche G, term loan 3.5% 1/6/21 (b)	5,884,667	5,886,138
Tranche H, term loan 3.75% 10/1/22 (b)	5,999,211	6,015,888
BWAY Holding Co. Tranche B, term loan 5.5181% 8/14/20 (b)	3,447,916	3,464,293
Charter NEX U.S. Holdings, Inc. Tranche 2LN, term loan 9.25% 2/5/23 (b)	922,764	899,695
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	6,528,306	6,484,762
Hostess Brands LLC:
Tranche B 1LN, term loan 4.5% 8/3/22 (b)	1,722,600	1,733,366
Tranche B 2LN, term loan 8.5% 8/3/23 (b)	210,000	211,050
Printpack Holdings, Inc. Tranche B, term loan 5% 7/26/23 (b)	1,285,000	1,286,606
Reynolds Group Holdings, Inc. Tranche B, term loan 4.25% 2/5/23 (b)	7,035,000	7,054,768

TOTAL CONTAINERS		50,682,017

Diversified Financial Services - 2.3%
AlixPartners LLP Tranche B, term loan 4.5% 7/28/22 (b)	3,430,350	3,432,923
Assuredpartners, Inc. Tranche B 1LN, term loan 5.75% 10/22/22 (b)	4,994,825	5,015,104
Delos Finance SARL Tranche B LN, term loan 3.5877% 3/6/21 (b)	3,682,000	3,706,559
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	782,925	766,288
Fly Funding II Sarl Tranche B, term loan 3.54% 8/9/19 (b)	3,635,433	3,639,977
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5877% 4/30/20 (b)	3,000,000	3,016,500
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (b)	1,387,806	1,387,806
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	2,495,000	2,251,738
Tranche B 1LN, term loan 4.9847% 9/11/21 (b)	2,837,785	2,778,674
TransUnion LLC Tranche B 2LN, term loan 3.5877% 4/9/21 (b)	5,909,136	5,923,909
UFC Holdings LLC:
Tranche 2LN, term loan 8.5% 8/18/24 (b)	1,495,000	1,513,688
Tranche B 1LN, term loan 5% 8/18/23 (b)	4,000,000	4,032,520

TOTAL DIVERSIFIED FINANCIAL SERVICES		37,465,686

Energy - 4.4%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	2,403,031	2,391,016
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (b)	2,500,000	2,623,450
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5% 8/23/21 (b)	2,500,000	2,622,650
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.7528% 5/16/21 (b)	4,118,000	3,829,740
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	3,917,266	3,960,121
Citgo Petroleum Corp. Tranche B, term loan 4.5% 7/29/21 (b)	382,341	380,192
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	8,032,840	7,403,628
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	3,574,890	2,463,099
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	5,482,941	4,660,500
Tranche C, term loan 5.25% 3/14/21 (b)	436,417	370,954
Energy Transfer Equity LP Tranche C, term loan 4.0424% 12/2/19 (b)	4,272,529	4,265,181
EP Energy LLC Tranche B 3LN, term loan 9.75% 6/30/21 (b)	2,104,190	2,064,737
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	1,686,625	1,701,383
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (b)	4,485,190	3,743,743
Foresight Energy LLC Tranche B, term loan 6.5% 8/23/20 (b)	1,970,000	1,809,938
Gulf Finance LLC Tranche B 1LN, term loan 6.25% 8/25/23 (b)	7,000,000	6,794,410
MRP Generation Holdings LLC Tranche B, term loan 9/29/22 (c)	4,000,000	3,760,000
Overseas Shipholding Group, Inc. Tranche B, term loan 5.25% 8/5/19 (b)	719,659	716,961
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	2,245,918	618,751
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	1,677,325	1,530,559
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	3,824,610	1,896,356
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	2,436,465	2,436,465
Terra-Gen Finance Co. LLC Tranche B, term loan 5.25% 12/9/21 (b)	4,645,079	3,952,172
TerraForm AP Acquisition Holdings LLC Tranche B, term loan 7% 6/26/22 (b)	4,153,957	4,112,417
Western Refining, Inc. Tranche B, term loan 5.25% 11/12/20 (b)	1,370,734	1,366,457

TOTAL ENERGY		71,474,880

Entertainment/Film - 0.4%
AMC Entertainment, Inc. Tranche B, term loan 4% 12/15/22 (b)	1,488,750	1,501,777
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	2,775,706	2,774,540
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	760,000	733,400
Regal Cinemas Corp. Tranche B, term loan 3.5% 4/1/22 (b)	1,762,233	1,771,714

TOTAL ENTERTAINMENT/FILM		6,781,431

Environmental - 1.0%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	4,912,357	4,914,666
Metal Services LLC Tranche B, term loan 8.5% 6/30/19 (b)	1,820,373	1,788,516
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	930,000	921,472
Tranche B 1LN, term loan 4% 12/18/20 (b)	5,475,454	5,461,765
WTG Holdings III Corp.:
term loan 5.5% 1/15/21 (b)	1,492,500	1,496,231
Tranche B 1LN, term loan 4.75% 1/15/21 (b)	910,614	910,614

TOTAL ENVIRONMENTAL		15,493,264

Food & Drug Retail - 3.7%
Albertson's LLC:
Tranche B 4LN, term loan 4.5% 8/25/21 (b)	24,329,653	24,506,532
Tranche B 5LN, term loan 4.75% 12/21/22 (b)	5,094,731	5,142,520
Tranche B 6LN, term loan 4.75% 6/22/23 (b)	5,233,810	5,283,792
Candy Intermediate Holdings, Inc. Tranche B 1LN, term loan 5.5% 6/15/23 (b)	2,992,500	3,011,203
GOBP Holdings, Inc.:
Tranche 2LN, term loan 9.25% 10/21/22 (b)	1,871,000	1,863,198
Tranche B 1LN, term loan 5% 10/21/21 (b)	4,721,758	4,709,953
Petco Holdings, Inc. Tranche B 1LN, term loan 5% 1/26/23 (b)	4,481,241	4,525,426
Pizza Hut Holdings LLC Tranche B, term loan 3.2809% 6/16/23 (b)	2,244,375	2,258,402
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (b)	4,814,833	4,829,904
Smart & Final, Inc. Tranche B, term loan 4.3046% 11/15/22 (b)	3,721,971	3,720,818

TOTAL FOOD & DRUG RETAIL		59,851,748

Food/Beverage/Tobacco - 1.8%
AdvancePierre Foods, Inc. Tranche B 1LN, term loan 4.5% 6/2/23 (b)	2,463,750	2,482,228
Blue Ribbon LLC Tranche B 1LN, term loan 5% 11/13/21 (b)	6,078,612	6,106,452
Chobani LLC Tranche B, term loan 9/30/23 (c)	3,500,000	3,500,000
CTI Foods Holdings Co. LLC Tranche 1LN, term loan 4.5% 6/28/20 (b)	1,778,379	1,718,358
Keurig Green Mountain, Inc. Tranche B, term loan 5.25% 3/3/23 (b)	3,552,763	3,593,477
Shearer's Foods, Inc.:
Tranche 2LN, term loan 7.75% 6/30/22 (b)	4,827,000	4,368,435
Tranche B 1LN, term loan 4.9375% 6/30/21 (b)	3,585,067	3,562,660
U.S. Foods, Inc. Tranche B, term loan 4% 6/27/23 (b)	3,990,000	4,019,087

TOTAL FOOD/BEVERAGE/TOBACCO		29,350,697

Gaming - 6.7%
Affinity Gaming LLC Tranche B, term loan 5% 7/1/23 (b)	1,995,000	1,993,763
American Casino & Entertainment Properties LLC Tranche B, term loan 4.75% 7/7/22 (b)	2,606,568	2,627,759
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3.5% 10/20/21 (b)	4,833,180	4,847,003
Boyd Gaming Corp. Tranche B 2LN, term loan 3.5267% 9/15/23 (b)	2,745,000	2,764,215
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	12,496,918	12,457,927
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	21,937,817	21,626,958
CCM Merger, Inc. Tranche B, term loan 4.5% 8/8/21 (b)	3,631,328	3,631,328
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (b)	1,713,357	1,724,065
Eldorado Resorts, Inc. Tranche B, term loan 4.25% 7/23/22 (b)	3,224,188	3,236,278
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (b)	6,481,482	6,513,889
5.5% 11/21/19 (b)	2,778,168	2,792,059
Graton Economic Development Authority Tranche B, term loan 4.75% 9/1/22 (b)	5,170,137	5,195,987
MGM Mirage, Inc. Tranche A, term loan 3.2744% 4/25/21 (b)	2,327,500	2,312,953
Mohegan Tribal Gaming Authority:
Tranche B, term loan 9/30/23 (c)	2,500,000	2,484,375
Tranche B, term loan 5.5% 6/15/18 (b)	8,805,035	8,796,230
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	16,037,820	16,062,358
Tranche B, term loan 6% 10/18/20 (b)	838,993	841,350
Station Casinos LLC Tranche B, term loan 3.75% 6/8/23 (b)	5,860,313	5,896,939
Tropicana Entertainment, Inc. Tranche B, term loan 4% 11/27/20 (b)	1,395,912	1,390,677
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	772,023	770,092

TOTAL GAMING		107,966,205

Healthcare - 9.0%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	2,250,075	2,231,017
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	2,303,305	2,304,756
AMAG Pharmaceuticals, Inc. Tranche B, term loan 4.75% 8/17/21 (b)	2,077,975	2,077,975
American Renal Holdings, Inc. Tranche B 1LN, term loan 4.75% 8/20/19 (b)	1,994,684	1,990,954
AmSurg Corp. Tranche B, term loan 3.5% 7/16/21 (b)	2,496,620	2,498,193
Avantor Performance Materials Holdings, Inc.:
Tranche 1LN, term loan 6/21/22 (c)	466,228	467,197
Tranche B 1LN, term loan 6% 6/21/22 (b)	3,320,022	3,324,172
Community Health Systems, Inc.:
Tranche F, term loan 4.0834% 12/31/18 (b)	1,756,471	1,745,932
Tranche G, term loan 3.75% 12/31/19 (b)	3,259,999	3,197,114
Tranche H, term loan 4% 1/27/21 (b)	12,549,976	12,311,526
Concentra, Inc. Tranche B 1LN, term loan 4.0046% 6/1/22 (b)	2,972,041	2,960,896
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	3,116,754	3,058,315
Drumm Investors LLC Tranche B, term loan 9.5% 5/4/18 (b)	2,493,131	2,451,570
Emergency Medical Services Corp. Tranche B, term loan 4.25% 5/25/18 (b)	3,087,276	3,088,943
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	4,962,500	4,948,704
Gold Merger Co., Inc. Tranche B, term loan 4.75% 7/27/23 (b)	1,075,000	1,082,396
Grifols, S.A. Tranche B, term loan 3.4479% 2/27/21 (b)	2,432,343	2,453,017
HCA Holdings, Inc.:
Tranche B 6LN, term loan 3.7744% 3/18/23 (b)	7,960,000	8,048,276
Tranche B 7LN, term loan 3.5877% 2/15/24 (b)	4,000,000	4,035,000
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	2,657,084	2,311,663
Horizon Pharmaceuticals, Inc. Tranche B, term loan 4.5% 5/7/21 (b)	3,662,400	3,625,776
InVentiv Health, Inc. Tranche B, term loan 9/29/23 (c)	4,000,000	4,008,320
Jaguar Holding Co. II/Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	733,082	735,310
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (b)	4,190,005	4,184,768
Milk Specialties Co. Tranche B, term loan 6% 8/16/23 (b)	2,075,000	2,081,495
MPH Acquisition Holdings LLC Tranche B, term loan 5% 6/7/23 (b)	2,870,317	2,904,847
NMSC Holdings, Inc. Tranche B 1LN, term loan 6% 4/19/23 (b)	1,765,595	1,778,837
Onex Schumacher Finance LP Tranche B 1LN, term loan 5% 7/31/22 (b)	651,709	653,064
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 4.75% 6/30/21 (b)	7,020,319	6,856,535
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	7,907,656	7,894,451
Precyse Acquisition Corp. Tranche B, term loan 6.5% 10/20/22 (b)	1,496,250	1,505,602
Press Ganey Holdings, Inc.:
Tranche 2LN, term loan 9/30/24 (c)	1,000,000	1,002,500
Tranche B 1LN, term loan 9/30/23 (c)	3,000,000	3,000,000
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 4.75% 11/3/20 (b)	1,874,334	1,874,334
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 9% 12/31/23 (b)	4,000,000	3,860,000
Tranche B 1LN, term loan 5.25% 12/31/22 (b)	7,003,468	6,709,322
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 4.28% 10/20/18 (b)	481,334	480,732
Tranche B, term loan 5.5% 4/1/22 (b)	15,379,385	15,419,372
Tranche BD 2LN, term loan 5% 2/13/19 (b)	3,023,847	3,025,268
Tranche E, term loan 5.25% 8/5/20 (b)	3,023,847	3,028,564
Vizient, Inc. Tranche B, term loan 6.25% 2/11/23 (b)	3,959,338	4,001,426

TOTAL HEALTHCARE		145,218,139

Homebuilders/Real Estate - 1.8%
Americold Realty Operating Partnership LP Tranche B, term loan 5.75% 12/1/22 (b)	1,995,000	2,011,219
Communications Sales & Leasing, Inc. Tranche B, term loan 5% 10/24/22 (b)	3,770,882	3,787,851
DTZ U.S. Borrower LLC:
Tranche 2LN, term loan 9.25% 11/4/22 (b)	3,118,000	3,133,590
Tranche B 1LN, term loan 4.25% 11/4/21 (b)	7,114,760	7,116,965
MGM Growth Properties Operating Partner LP Tranche B, term loan 4% 4/25/23 (b)	6,021,882	6,072,707
Realogy Group LLC Tranche B, term loan 3.75% 7/20/22 (b)	6,427,500	6,499,809

TOTAL HOMEBUILDERS/REAL ESTATE		28,622,141

Hotels - 1.6%
ESH Hospitality, Inc. Tranche B, term loan 8/30/23 (c)	3,000,000	3,019,830
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (b)	5,034,168	5,040,460
Tranche B 1LN, term loan 3.75% 6/27/20 (b)	7,494,603	7,532,077
Hilton Worldwide Finance LLC:
Tranche B 2LN, term loan 3.0971% 10/25/23 (b)	2,272,051	2,284,479
Tranche B, term loan 3.5% 10/25/20 (b)	2,842,828	2,857,042
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3.75% 4/14/21 (b)	3,117,911	3,112,081
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	2,636,671	2,633,375

TOTAL HOTELS		26,479,344

Insurance - 1.9%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.7528% 8/14/22 (b)	4,947,475	4,943,764
Asurion LLC:
Tranche B 1LN, term loan 5% 5/24/19 (b)	3,628,794	3,639,390
Tranche B 2LN, term loan 4.3377% 7/8/20 (b)	1,184,165	1,184,165
Tranche B 2LN, term loan 8.5% 3/3/21 (b)	2,130,000	2,115,793
Tranche B 4LN, term loan 5% 8/4/22 (b)	7,633,018	7,669,275
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	6,390,466	6,390,466
Lonestar Intermediate Super Holdings LLC term loan 10% 8/31/21 pay-in-kind (b)	2,400,000	2,379,000
VF Holdings Corp. Tranche B 1LN, term loan 4.75% 6/30/23 (b)	2,000,000	2,005,940

TOTAL INSURANCE		30,327,793

Leisure - 1.3%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	5,466,884	5,248,208
ClubCorp Club Operations, Inc. Tranche B, term loan 4.25% 12/15/22 (b)	2,000,000	2,007,500
Equinox Holdings, Inc. Tranche B 1LN, term loan 5% 2/1/20 (b)	3,607,997	3,629,032
Fitness International LLC Tranche B, term loan 6% 7/1/20 (b)	3,000,000	2,995,500
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	3,669,247	3,669,907
Planet Fitness Holdings, LLC. Tranche B, term loan 4.5% 3/31/21 (b)	1,579,873	1,585,798
SMG Tranche B 1LN, term loan 4.617% 2/27/20 (b)	2,562,093	2,498,041

TOTAL LEISURE		21,633,986

Metals/Mining - 1.7%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	1,829,251	1,760,654
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	4,278,227	2,395,807
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	2,149,000	286,526
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	2,640,717	2,616,502
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (b)	2,896,081	2,892,114
Murray Energy Corp.:
Tranche B 1LN, term loan 7.75% 4/16/17 (b)	1,318,100	1,267,577
Tranche B 2LN, term loan 8.25% 4/16/20 (b)	13,787,057	11,680,257
Oxbow Carbon LLC Tranche 2LN, term loan 8% 1/19/20 (b)	1,193,000	1,159,202
Peabody Energy Corp. Tranche B, term loan 0% 9/24/20 (d)	3,904,912	3,075,118
Walter Energy, Inc. Tranche B, term loan 0% 4/1/18 (d)	3,491,235	0

TOTAL METALS/MINING		27,133,757

Paper - 0.1%
Caraustar Industries, Inc. Tranche B, term loan 8% 5/1/19 (b)	1,153,434	1,164,484
Publishing/Printing - 3.1%
Cengage Learning, Inc. Tranche B, term loan 5.25% 6/7/23 (b)	7,820,400	7,810,625
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	8,539,028	7,123,001
Harland Clarke Holdings Corp. Tranche B 5LN, term loan 7% 12/31/19 (b)	3,227,250	3,161,898
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	5,925,000	5,858,344
JD Power & Associates Tranche B 1LN, term loan 5.25% 9/7/23 (b)	985,000	991,156
McGraw-Hill Global Education Holdings, LLC term loan 5% 5/4/22 (b)	8,658,300	8,703,756
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	2,946,202	2,739,967
Proquest LLC Tranche B, term loan 5.75% 10/24/21 (b)	4,901,547	4,901,547
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	6,877,980	6,650,182
Trader Corp. Tranche B 1LN, term loan 8/9/23 (c)	2,500,000	2,510,950

TOTAL PUBLISHING/PRINTING		50,451,426

Restaurants - 1.5%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	4,673,403	4,704,060
Landry's Acquisition Co.:
Tranche B 1LN, term loan 4% 9/19/23 (b)	9,000,000	9,041,220
Tranche B, term loan 4% 4/24/18 (b)	3,451,714	3,464,658
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	4,898,201	4,919,655
TGI Friday's, Inc. Tranche B 1LN, term loan 5.25% 7/15/20 (b)	1,875,587	1,870,110

TOTAL RESTAURANTS		23,999,703

Services - 7.9%
Abacus Innovations Corp. Tranche B, term loan 3.2744% 8/16/23 (b)	2,500,000	2,512,500
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	4,336,240	4,119,428
Apollo Security Service Borrower LLC Tranche B 1LN, term loan 4.75% 5/2/22 (b)	12,488,700	12,601,848
ARAMARK Corp. Tranche F, term loan 3.3377% 2/24/21 (b)	2,445,064	2,458,830
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	8,032,211	7,934,298
Bright Horizons Family Solutions Tranche B 2LN, term loan 4.2501% 1/30/20 (b)	1,136,338	1,139,178
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	6,975,020	5,353,328
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	7,365,768	7,327,098
Creative Artists Agency LLC Tranche B, term loan 5% 12/17/21 (b)	2,923,578	2,939,424
Garda World Security Corp.:
term loan 4.0039% 11/8/20 (b)	2,746,059	2,715,852
Tranche DD, term loan 4.0039% 11/8/20 (b)	477,018	471,771
GCA Services Group, Inc. Tranche B 1LN, term loan 5.8087% 3/1/23 (b)	1,990,000	2,003,054
KAR Auction Services, Inc. Tranche B 3LN, term loan 4.375% 3/9/23 (b)	2,552,175	2,584,077
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	4,071,897	4,018,474
Tranche 2LN, term loan 7.5% 7/25/22 (b)	3,115,000	2,955,356
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (b)	4,457,487	4,467,517
Tranche L 2LN, term loan 10.25% 8/13/23 (b)	2,000,000	1,950,000
Laureate Education, Inc. Tranche B, term loan 8.1571% 3/17/21 (b)	18,452,790	18,337,460
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	7,237,579	7,147,110
Nexeo Solutions LLC Tranche B, term loan 5.0889% 6/9/23 (b)	1,077,300	1,082,019
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	10,037,368	10,056,238
Outerwall, Inc.:
Tranche 2LN, term loan 9.75% 9/27/24 (b)	1,000,000	990,000
Tranche B 1LN, term loan 5.25% 9/27/23 (b)	3,000,000	3,017,490
Research Now Group, Inc.:
Tranche 2LN, term loan 9.75% 3/18/22 (b)	470,000	451,200
Tranche B 1LN, term loan 5.5% 3/18/21 (b)	1,423,325	1,380,625
Science Applications International Corp. Tranche B, term loan 3.25% 5/4/22 (b)	2,354,601	2,367,363
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	5,034,374	5,078,425
Thomson Reuters IP&S Tranche B 1LN, term loan 9/16/23 (c)	4,705,000	4,708,529
Wash Multifamily Acquisition, Inc.:
Tranche B 1LN, term loan 4.25% 5/14/22 (b)	4,073,378	4,073,378
Tranche B 2LN, term loan 8% 5/14/23 (b)	645,000	635,325
Western Digital Corp. Tranche B 1LN, term loan 4.5% 4/29/23 (b)	986,000	995,249

TOTAL SERVICES		127,872,444

Steel - 0.3%
JMC Steel Group, Inc. Tranche B, term loan 6% 6/14/21 (b)	3,990,000	4,022,439
Super Retail - 4.7%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	6,046,144	5,901,037
Bass Pro Group LLC Tranche B, term loan 4% 6/5/20 (b)	1,543,249	1,538,434
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	1,076,846	1,080,346
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	8,100,304	8,114,642
Davids Bridal, Inc. Tranche B, term loan 5% 10/11/19 (b)	3,087,898	2,896,849
Dollar Tree, Inc. Tranche B 3LN, term loan 3.0625% 7/6/22 (b)	1,066,302	1,072,967
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (b)	2,715,530	2,706,487
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 4% 8/19/23 (b)	4,000,000	4,019,360
J. Crew Group, Inc. Tranche B, term loan 4% 3/5/21 (b)	6,068,753	4,803,418
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (b)	16,893,750	16,947,979
Party City Holdings, Inc. Tranche B, term loan 4.4722% 8/19/22 (b)	5,875,323	5,892,126
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	9,671,200	9,682,322
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	10,057,497	9,839,551
Sports Authority, Inc. Tranche B, term loan 0% 11/16/17(b)(d)	4,482,873	963,818

TOTAL SUPER RETAIL		75,459,336

Technology - 9.9%
Applied Systems, Inc.:
Tranche B 1LN, term loan 4% 1/23/21 (b)	717,439	718,336
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	191,881	193,201
Avago Technologies Cayman Finance Ltd. Tranche B 3LN, term loan 3.5243% 2/1/23 (b)	4,102,473	4,149,200
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	353,848	341,612
5% 9/10/20 (b)	2,740,047	2,638,583
Cavium, Inc. Tranche B, term loan 3.75% 8/16/22 (b)	2,195,000	2,216,950
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (b)	5,604,422	5,471,317
Computer Discount Warehouse (CDW) LLC Tranche B, term loan 3% 8/17/23 (b)	3,055,186	3,062,274
Compuware Corp. Tranche B 2LN, term loan 6.25% 12/15/21 (b)	1,915,127	1,907,945
Datapipe, Inc. Tranche B 1LN, term loan 5.75% 3/15/19 (b)	6,640,438	6,627,157
Dell International LLC:
Tranche B, term loan 9/27/22 (c)	4,000,000	3,965,000
Tranche B, term loan 4% 9/7/23 (b)	5,000,000	5,028,150
EIG Investors Corp. Tranche B 1LN, term loan 6% 2/9/23 (b)	6,147,588	5,717,257
Epicor Software Corp.:
Tranche B, term loan 4.75% 6/1/22 (b)	4,332,098	4,264,431
Tranche B2 1LN, term loan 5% 6/1/22 (b)	1,000,000	988,750
First Data Corp. Tranche B, term loan 4.2753% 7/10/22 (b)	14,500,000	14,576,125
G.I. Peak Merger Sub Corp.:
Tranche 2LN, term loan 8.25% 6/17/22 (b)	855,000	782,325
Tranche B 1LN, term loan 5% 6/17/21 (b)	1,905,265	1,908,447
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (b)	2,140,027	2,140,925
Global Payments, Inc. Tranche B, term loan 4.0244% 4/22/23 (b)	2,992,500	3,020,181
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (b)	3,963,132	3,937,371
JDA Software Group, Inc. Tranche B, term loan 9/22/23 (c)	5,000,000	5,001,250
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (b)	10,242,647	10,404,789
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	5,008,172	5,018,889
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 9.5% 10/16/23 (b)	1,000,000	991,250
Tranche B 1LN, term loan 5% 10/16/22 (b)	3,466,387	3,479,386
Micron Technology, Inc. Tranche B, term loan 6.53% 4/26/22 (b)	1,496,250	1,511,482
Microsemi Corp. Tranche B, term loan 3.75% 1/15/23 (b)	1,646,353	1,661,269
NXP BV Tranche D, term loan 3.25% 1/11/20 (b)	3,055,253	3,063,441
NXP BV/NXP Funding LLC Tranche F, term loan 3.4052% 12/7/20 (b)	2,132,803	2,140,268
Oberthur Technologies Tranche B 2LN, term loan 4.5% 10/18/19 (b)	4,201,352	4,218,872
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	8,065,227	8,024,901
Tranche 2LN, term loan 8% 4/9/22 (b)	3,412,000	3,338,062
SolarWinds Holdings, Inc. Tranche B, term loan 5.5% 2/5/23 (b)	2,992,500	3,019,433
Solera LLC Tranche B, term loan 5.75% 3/3/23 (b)	3,114,350	3,144,839
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (b)	5,333,099	5,333,099
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4.0002% 7/8/22 (b)	2,808,895	2,828,220
Tranche B 2LN, term loan 4.0001% 7/8/22 (b)	347,175	349,564
Sybil Software LLC. Tranche B, term loan 8/3/22 (c)	5,670,000	5,694,835
Syniverse Holdings, Inc. Tranche B, term loan 4% 4/23/19 (b)	3,562,344	3,143,769
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	6,200,000	6,231,000
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	4,500,000	4,522,500
WEX, Inc. Tranche B, term loan 4.25% 7/1/23 (b)	2,992,500	3,024,909

TOTAL TECHNOLOGY		159,801,564

Telecommunications - 5.6%
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 4.1875% 3/31/17 (b)	572,147	543,539
Tranche D 2LN, term loan 4.1673% 3/31/19 (b)	6,463,653	6,140,470
DigitalGlobe, Inc. Tranche B, term loan 4.75% 1/31/20 (b)	833,645	839,639
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	7,178,982	7,175,106
Integra Telecom Holdings, Inc.:
Tranche 2LN, term loan 9.75% 2/14/21 (b)	1,456,000	1,412,320
Tranche B 1LN, term loan 5.25% 8/14/20 (b)	5,910,000	5,865,675
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	11,085,000	10,528,200
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 3.5% 5/31/22 (b)	6,236,000	6,267,180
Tranche B 3LN, term loan 4% 8/1/19 (b)	2,003,000	2,010,511
Tranche B 4LN, term loan 4% 1/15/20 (b)	4,989,000	5,010,203
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	270,263	270,263
Tranche B 1LN, term loan 4.0877% 4/11/20 (b)	7,099,112	7,096,912
Mitel U.S. Holdings, Inc. Tranche B, term loan 5.5% 4/29/22 (b)	2,778,955	2,795,462
Polycom, Inc. Tranche B, term loan 9/27/23 (c)	4,000,000	3,850,000
RP Crown Parent, LLC Tranche B, term loan 6% 12/21/18 (b)	558,564	557,777
Sable International Finance Ltd.:
Tranche B 1LN, term loan 5.5877% 12/31/22 (b)	2,200,000	2,216,852
Tranche B 2LN, term loan 5.83% 12/31/22 (b)	1,800,000	1,813,788
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (b)	7,514,000	7,189,020
Tranche B 1LN, term loan 4.75% 4/30/20 (b)	4,614,873	4,548,558
Securus Technologies, Inc. Tranche B2 1LN, term loan 5.25% 4/30/20 (b)	2,977,500	2,934,713
T-Mobile U.S.A., Inc. Tranche B, term loan 3.5% 11/9/22 (b)	2,763,040	2,784,150
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	1,549,597	1,549,597
Telenet Financing USD LLC term loan 4.3566% 6/30/24 (b)	3,000,000	3,022,500
Xplornet Communications, Inc. Tranche B, term loan 7% 9/9/21 (b)	2,310,000	2,315,775
Zayo Group LLC/Zayo Capital, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	923,884	927,737

TOTAL TELECOMMUNICATIONS		89,665,947

Textiles/Apparel - 0.2%
ABB Optical Group LLC Tranche B, term loan 6.0041% 6/15/23 (b)	1,440,000	1,452,600
Samsonite IP Holdings SARL Tranche B, term loan 4% 5/13/23 (b)	1,095,000	1,104,242

TOTAL TEXTILES/APPAREL		2,556,842

Transportation Ex Air/Rail - 0.5%
American Commercial Barge Line Tranche B 1LN, term loan 9.75% 11/12/20 (b)	3,358,875	3,249,712
Navios Partners Finance (U.S.), Inc. Tranche B, term loan 5.25% 6/27/18 (b)	3,170,287	2,855,890
YRC Worldwide, Inc. Tranche B, term loan 8% 2/13/19 (b)	2,412,661	2,297,191

TOTAL TRANSPORTATION EX AIR/RAIL		8,402,793

Utilities - 6.1%
Alfred Fueling Systems, Inc. Tranche B 1LN, term loan 4.5% 6/20/21 (b)	1,586,958	1,583,657
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	266,374	265,708
6.375% 8/13/19 (b)	3,992,896	3,982,913
APLP Holdings LP Tranche B, term loan 6% 4/13/23 (b)	3,742,126	3,773,298
Calpine Corp. Tranche B 5LN, term loan 3.59% 5/28/22 (b)	2,468,750	2,474,083
Cortes NP Acquisition Corp. Tranche B, term loan 9/30/23 (c)	5,500,000	5,376,250
Dynegy Finance IV, Inc. Tranche C, term loan 5% 6/27/23 (b)	8,000,000	8,058,000
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 12/19/16 (b)	6,667,000	6,713,669
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	6,854,942	6,867,829
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	4,290,574	3,491,454
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 6.5% 11/13/21 (b)	7,193,000	6,977,210
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	8,936,912	8,758,174
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	9,647,753	9,068,888
Longview Power LLC Tranche B, term loan 7% 4/13/21 (b)	3,950,000	3,456,250
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	7,623,667	7,442,605
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	2,256,401	1,824,300
Southcross Holdings Borrower LP Tranche B, term loan 9% 4/13/23	895,550	747,785
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	7,233,315	7,188,107
Texas Competitive Electric Holdings Co. LLC:
term loan 5% 10/31/17 (b)	1,671,429	1,683,363
Tranche B, term loan 5% 10/31/17 (b)	7,328,571	7,380,897
USIC Holdings, Inc. Tranche B, term loan 4% 7/10/20 (b)	1,455,055	1,445,961

TOTAL UTILITIES		98,560,401

TOTAL BANK LOAN OBLIGATIONS
(Cost $1,486,270,241)		1,473,404,306

Nonconvertible Bonds - 2.5%
Broadcasting - 0.1%
Clear Channel Communications, Inc. 9% 12/15/19	1,127,000	891,739
Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.8503% 12/15/19 (b)(e)	6,570,000	6,660,666
4.067% 5/15/21 (b)(e)	2,700,000	2,740,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4.1271% 7/15/21 (b)(e)	1,780,000	1,806,700

TOTAL CONTAINERS		11,207,866

Diversified Financial Services - 0.1%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (e)	1,500,000	1,635,000
Energy - 0.2%
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.2591% 8/1/19 (b)(e)	3,507,000	2,463,668
Cheniere Corpus Christi Holdings LLC 7% 6/30/24 (e)	1,000,000	1,080,000

TOTAL ENERGY		3,543,668

Healthcare - 0.2%
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	575,000	596,563
Tenet Healthcare Corp. 4.3503% 6/15/20 (b)	2,545,000	2,557,980

TOTAL HEALTHCARE		3,154,543

Paper - 0.2%
Xerium Technologies, Inc. 9.5% 8/15/21 (e)	2,500,000	2,531,250
Publishing/Printing - 0.0%
Cenveo Corp. 6% 8/1/19 (e)	540,000	479,250
Services - 0.1%
APX Group, Inc. 7.875% 12/1/22	1,450,000	1,518,875
Super Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (e)	1,020,000	1,062,075
Technology - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (e)	1,004,000	1,032,443
4.42% 6/15/21 (e)	3,030,000	3,166,929
NXP BV/NXP Funding LLC 4.125% 6/1/21 (e)	2,665,000	2,854,881

TOTAL TECHNOLOGY		7,054,253

Telecommunications - 0.4%
Altice Financing SA 7.5% 5/15/26 (e)	3,095,000	3,222,669
Columbus International, Inc. 7.375% 3/30/21 (e)	764,000	810,298
SFR Group SA 7.375% 5/1/26 (e)	3,010,000	3,076,792

TOTAL TELECOMMUNICATIONS		7,109,759

TOTAL NONCONVERTIBLE BONDS
(Cost $40,025,267)		40,188,278
	Shares	Value

Common Stocks - 0.4%
Chemicals - 0.3%
LyondellBasell Industries NV Class A	52,192	4,209,807
Metals/Mining - 0.0%
Warrior Met Coal LLC Class A (f)	3,793	868,900
Publishing/Printing - 0.1%
Tribune Media Co. Class A	35,222	1,286,307
Telecommunications - 0.0%
FairPoint Communications, Inc. (g)	32,378	486,641
Utilities - 0.0%
Southcross Holdings Borrower LP	989	482,177
TOTAL COMMON STOCKS
(Cost $11,639,379)		7,333,832

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (g)
(Cost $45,406)	45,439	45,439

Money Market Funds - 9.4%
Fidelity Cash Central Fund, 0.43% (h)
(Cost $151,943,570)	151,943,418	151,989,001
TOTAL INVESTMENT PORTFOLIO - 103.6%
(Cost $1,689,923,863)		1,672,960,856
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(58,541,943)
NET ASSETS - 100%		$1,614,418,913

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Non-income producing - Security is in default.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $34,623,121 or 2.1% of net assets.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $868,900 or 0.0% of net assets.

 (g) Non-income producing

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Warrior Met Coal LLC Class A	11/4/13 - 4/14/14	$7,614,369

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$363,507
Total	$363,507

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,286,307	$1,286,307	$--	$--
Energy	868,900	--	--	868,900
Materials	4,209,807	4,209,807	--	--
Telecommunication Services	486,641	486,641	--	--
Utilities	482,177	--	--	482,177
Bank Loan Obligations	1,473,404,306	--	1,464,208,806	9,195,500
Corporate Bonds	40,188,278	--	40,188,278	--
Other	45,439	--	--	45,439
Money Market Funds	151,989,001	151,989,001	--	--
Total Investments in Securities:	$1,672,960,856	$157,971,756	$1,504,397,084	$10,592,016

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$17,967,597
Net Realized Gain (Loss) on Investment Securities	(60,222)
Net Unrealized Gain (Loss) on Investment Securities	4,943,509
Cost of Purchases	1,090,604
Proceeds of Sales	(17,502,592)
Amortization/Accretion	40,327
Transfers into Level 3	2,716,277
Transfers out of Level 3	--
Ending Balance	$9,195,500
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2016	$4,986,577
Other Investments in Securities
Beginning Balance	$45,406
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(7,127,728)
Cost of Purchases	8,478,838
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$1,396,516
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2016	$(7,127,728)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,537,980,293)	$1,520,971,855
Fidelity Central Funds (cost $151,943,570)	151,989,001
Total Investments (cost $1,689,923,863)		$1,672,960,856
Cash		6,116,652
Receivable for investments sold		21,740,006
Receivable for fund shares sold		10,719
Interest receivable		10,300,648
Distributions receivable from Fidelity Central Funds		54,379
Total assets		1,711,183,260
Liabilities
Payable for investments purchased	$91,015,981
Payable for fund shares redeemed	208,399
Distributions payable	5,532,755
Other payables and accrued expenses	7,212
Total liabilities		96,764,347
Net Assets		$1,614,418,913
Net Assets consist of:
Paid in capital		$1,631,381,920
Net unrealized appreciation (depreciation) on investments		(16,963,007)
Net Assets, for 15,730,819 shares outstanding		$1,614,418,913
Net Asset Value, offering price and redemption price per share ($1,614,418,913 ÷ 15,730,819 shares)		$102.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$205,368
Interest		81,066,784
Income from Fidelity Central Funds		363,507
Total income		81,635,659
Expenses
Custodian fees and expenses	$17,940
Independent directors' fees and expenses	6,482
Total expenses before reductions	24,422
Expense reductions	(14,884)	9,538
Net investment income (loss)		81,626,121
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(50,149,099)
Fidelity Central Funds	1,568
Total net realized gain (loss)		(50,147,531)
Change in net unrealized appreciation (depreciation) on investment securities		52,616,778
Net gain (loss)		2,469,247
Net increase (decrease) in net assets resulting from operations		$84,095,368

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,626,121	$98,235,986
Net realized gain (loss)	(50,147,531)	(16,010,035)
Change in net unrealized appreciation (depreciation)	52,616,778	(72,343,377)
Net increase (decrease) in net assets resulting from operations	84,095,368	9,882,574
Distributions to partners from net investment income	(77,790,414)	(93,157,853)
Affiliated share transactions
Proceeds from sales of shares	140,260,392	1,245,153,909
Reinvestment of distributions	11,077,827	29,483,060
Cost of shares redeemed	(141,012,632)	(1,246,857,852)
Net increase (decrease) in net assets resulting from share transactions	10,325,587	27,779,117
Total increase (decrease) in net assets	16,630,541	(55,496,162)
Net Assets
Beginning of period	1,597,788,372	1,653,284,534
End of period	$1,614,418,913	$1,597,788,372
Other Information
Shares
Sold	1,384,732	11,777,739
Issued in reinvestment of distributions	111,315	279,976
Redeemed	(1,426,264)	(11,823,187)
Net increase (decrease)	69,783	234,528

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Floating Rate Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$102.02	$107.17	$106.39	$104.53	$95.32
Income from Investment Operations
Net investment income (loss)A	5.424	5.449	5.658	6.526	6.830
Net realized and unrealized gain (loss)	.357	(5.445)	.412	.838	7.686
Total from investment operations	5.781	.004	6.070	7.364	14.516
Distributions to partners from net investment income	(5.171)	(5.154)	(5.290)	(5.504)	(5.306)
Net asset value, end of period	$102.63	$102.02	$107.17	$106.39	$104.53
Total ReturnB	5.95%	(.03)%	5.78%	7.19%	15.56%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	5.45%	5.15%	5.25%	6.15%	6.79%
Supplemental Data
Net assets, end of period (000 omitted)	$1,614,419	$1,597,788	$1,653,285	$1,342,624	$1,586,125
Portfolio turnover rateF	48%	37%G	66%	90%	47%G

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2016

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$22,701,855
Gross unrealized depreciation	(37,467,905)
Net unrealized appreciation (depreciation) on securities	$(14,766,050)
Tax Cost	$1,687,726,906

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $683,630,268 and $710,595,751, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, Fidelity Total Bond Fund, the Investing Fund, redeemed 9,611,459 shares of the Fund for investments, including accrued interest, with a value of $1,013,143,899. The Fund had a net realized loss of $2,881,595 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The transaction generally did not result in the recognition of gains or losses for federal income tax purposes.

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $6,482.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,402.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $32,518,731 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Floating Rate Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Floating Rate Central Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 17, 2016

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period-B April 1, 2016 to September 30, 2016
Actual	.0016%	$1,000.00	$1,076.40	$.01
Hypothetical-C		$1,000.00	$1,024.99	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FR1-ANN-1116
1.814672.111

Fidelity® High Income Central Fund 1 Annual Report September 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Central Fund 1	11.32%	8.09%	7.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund 1 on September 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$20,647	Fidelity® High Income Central Fund 1
$20,960	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds staged a dramatic rebound during the year ending September 30, 2016, with The BofA Merrill Lynch℠ US High Yield Constrained Index sharply reversing course in February and gaining 12.82% for the full 12 months. The first four months of the period were volatile, as falling oil prices and mounting fears of an economic slowdown in China weighed on high-yield bonds. Market turbulence reached a peak on February 11, after which high yield began to benefit from incremental improvement across a broad range of global issues. The recovery accelerated in March and April, as demand for riskier assets offering higher yields strengthened, and continued in May amid a six-month high for oil prices. The high-yield rally was briefly disrupted in June, as the referendum vote by the United Kingdom to exit the European Union, dubbed “Brexit,” surprised investors and reverberated throughout global markets. However, as investors reassessed the broader impact of Brexit in the days following the vote, credit-sensitive securities rose once again. Reflecting a more favorable environment for riskier assets during the period's second half, lower-quality bonds within the index fared best. From a sector/industry perspective, metals/mining (+26%) was among the best-performing groups, rallying in step with recovering commodities prices.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund gained 11.32%, trailing its benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Relative to the benchmark, adverse positioning in energy and metals/mining, along with security selection in transportation ex air/rail, were the biggest detractors. An increasing cash stake amid a rallying market also dampened relative performance. The primary individual detractors were dry-bulk commodities shipper Navios Maritime, and two energy companies: EP Energy and Forbes Energy Services. EP Energy engages in oil & gas exploration & production, while Forbes Energy provides oil-well maintenance services. On the plus side, bond picks in telecommunications and super retail, along with favorable positioning in health care, provided the biggest boost versus the benchmark. The top individual contributor was our sizable stake in wireless communications provider Sprint. Overweightings in specialty pharmaceuticals company Valeant Pharmaceuticals International and cable TV and telecom firm Altice also aided our relative result. Sprint and Altice were among the fund's largest positions during the period. I increased the fund's allocation to higher-quality, BB-rated securities and reduced its exposure to bonds rated CCC or lower. At period end, the fund was overweighted in BB-rated credits and underweighted in B- and CCC-rated bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JC Penney Corp., Inc.	2.5	2.5
Altice SA	2.4	1.6
Lucent Technologies, Inc	2.2	1.9
Sprint Corp.	2.2	1.0
Citigroup, Inc.	2.0	1.7
	11.3

Top Five Market Sectors as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.3	14.8
Energy	9.3	8.4
Banks & Thrifts	7.4	8.5
Technology	7.2	7.6
Utilities	6.5	5.6

Quality Diversification (% of fund's net assets)

As of September 30, 2016
BBB	0.8%
BB	43.1%
B	34.1%
CCC,CC,C	10.2%
Not Rated	0.3%
Equities	0.3%
Short-Term Investments and Net Other Assets	11.2%

As of March 31, 2016
BBB	2.3%
BB	42.6%
B	36.3%
CCC,CC,C	15.5%
Not Rated	0.3%
Equities	0.3%
Short-Term Investments and Net Other Assets	2.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2016 *
Nonconvertible Bonds	73.4%
Convertible Bonds, Preferred Stocks	0.3%
Bank Loan Obligations	7.2%
Other Investments	7.9%
Short-Term Investments and Net Other Assets (Liabilities)	11.2%

 * Foreign investments - 24.6%

As of March 31, 2016 *
Nonconvertible Bonds	80.1%
Convertible Bonds, Preferred Stocks	0.3%
Bank Loan Obligations	8.2%
Other Investments	8.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

 * Foreign investments - 24.8%

Investments September 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 73.4%
	Principal Amount	Value
Aerospace - 0.2%
TransDigm, Inc.:
6% 7/15/22	$380,000	$400,900
6.5% 5/15/25	865,000	900,681

TOTAL AEROSPACE		1,301,581

Air Transportation - 1.6%
Air Canada 6.625% 5/15/18 (a)	3,030,000	3,123,703
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	3,410,000	3,447,237
American Airlines Group, Inc. 4.625% 3/1/20 (a)	1,695,000	1,711,950
American Airlines, Inc. pass-thru trust certificates 5.625% 1/15/21 (a)	166,033	173,297
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,015,465	1,122,089
6.125% 4/29/18	190,000	198,550
9.25% 5/10/17	152,708	159,198
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 8/10/22	630,437	717,942
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	940,000	968,200
Series 2013-1 Class B, 5.375% 5/15/23	172,265	179,156
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	435,007	454,582
9.75% 1/15/17	259,580	265,600
United Continental Holdings, Inc. 6.375% 6/1/18	80,000	84,000

TOTAL AIR TRANSPORTATION		12,605,504

Automotive & Auto Parts - 1.0%
Allison Transmission, Inc. 5% 10/1/24 (a)	1,650,000	1,691,250
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	2,550,000	2,320,500
IHO Verwaltungs GmbH:
4.125% 9/15/21 pay-in-kind (a)(b)	680,000	689,350
4.5% 9/15/23 pay-in-kind (a)(b)	465,000	467,441
4.75% 9/15/26 pay-in-kind (a)(b)	560,000	564,816
Tenneco, Inc. 5% 7/15/26	910,000	921,375
ZF North America Capital, Inc. 4.75% 4/29/25 (a)	1,625,000	1,706,250

TOTAL AUTOMOTIVE & AUTO PARTS		8,360,982

Broadcasting - 0.8%
Clear Channel Communications, Inc.:
5.5% 12/15/16	4,530,000	4,439,400
9% 12/15/19	780,000	617,175
Sirius XM Radio, Inc. 5.375% 7/15/26 (a)	1,280,000	1,315,200

TOTAL BROADCASTING		6,371,775

Building Materials - 1.4%
Builders FirstSource, Inc. 5.625% 9/1/24 (a)	800,000	820,000
Building Materials Corp. of America:
5.375% 11/15/24 (a)	1,440,000	1,483,200
6% 10/15/25 (a)	2,100,000	2,247,000
CEMEX Finance LLC 6% 4/1/24 (a)	1,670,000	1,711,750
Eagle Materials, Inc. 4.5% 8/1/26	1,095,000	1,110,254
Standard Industries, Inc. 5.125% 2/15/21 (a)	2,870,000	3,013,500
U.S. Concrete, Inc. 6.375% 6/1/24	625,000	648,438

TOTAL BUILDING MATERIALS		11,034,142

Cable/Satellite TV - 4.2%
Altice SA 7.75% 5/15/22 (a)	17,675,000	18,868,038
Altice U.S. Finance SA:
5.375% 7/15/23 (a)	1,625,000	1,679,844
5.5% 5/15/26 (a)	2,800,000	2,877,000
CSC Holdings, Inc. 5.5% 4/15/27 (a)	2,220,000	2,269,950
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (a)	2,745,000	2,926,856
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	3,035,000	3,095,700
Ziggo Bond Finance BV 5.875% 1/15/25 (a)	1,635,000	1,635,000

TOTAL CABLE/SATELLITE TV		33,352,388

Capital Goods - 0.6%
Belden, Inc. 5.25% 7/15/24 (a)	360,000	365,400
General Cable Corp. 5.75% 10/1/22 (b)	1,990,000	1,890,500
J.B. Poindexter & Co., Inc. 9% 4/1/22 (a)	2,245,000	2,376,894

TOTAL CAPITAL GOODS		4,632,794

Chemicals - 0.8%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	2,640,000	2,409,000
LSB Industries, Inc. 8.5% 8/1/19	1,530,000	1,537,650
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	1,790,000	1,807,900
Versum Materials, Inc. 5.5% 9/30/24 (a)	515,000	529,163

TOTAL CHEMICALS		6,283,713

Consumer Products - 0.4%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	2,985,000	3,074,550
Containers - 1.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.8503% 12/15/19 (a)(b)	2,500,000	2,534,500
4.067% 5/15/21 (a)(b)	2,110,000	2,141,650
4.625% 5/15/23 (a)	3,445,000	3,462,225
7% 11/15/20 (a)	1,267,059	1,308,238
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26 (a)	1,650,000	1,652,063
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
4.1271% 7/15/21 (a)(b)	1,300,000	1,319,500
5.75% 10/15/20	385,000	397,031

TOTAL CONTAINERS		12,815,207

Diversified Financial Services - 3.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.95% 2/1/22	2,735,000	2,803,375
FLY Leasing Ltd. 6.75% 12/15/20	1,505,000	1,550,150
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	12,095,000	11,611,200
6% 8/1/20	1,650,000	1,658,250
ILFC E-Capital Trust I 4% 12/21/65 (a)(b)	1,810,000	1,448,000
ILFC E-Capital Trust II 4.25% 12/21/65 (a)(b)	4,940,000	3,952,000
MSCI, Inc. 4.75% 8/1/26 (a)	945,000	956,813
Navient Corp.:
5% 10/26/20	165,000	162,731
5.875% 3/25/21	815,000	811,944
5.875% 10/25/24	1,695,000	1,542,450
SLM Corp. 5.5% 1/25/23	1,385,000	1,270,738

TOTAL DIVERSIFIED FINANCIAL SERVICES		27,767,651

Diversified Media - 0.4%
MDC Partners, Inc. 6.5% 5/1/24 (a)	2,265,000	2,095,125
National CineMedia LLC 5.75% 8/15/26 (a)	1,030,000	1,068,625

TOTAL DIVERSIFIED MEDIA		3,163,750

Energy - 8.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24 (a)	385,000	389,813
Antero Resources Corp.:
5.125% 12/1/22	2,785,000	2,805,888
5.625% 6/1/23 (Reg. S)	865,000	881,219
Antero Resources Finance Corp. 5.375% 11/1/21	755,000	763,494
Cheniere Corpus Christi Holdings LLC 7% 6/30/24 (a)	1,475,000	1,593,000
Citgo Holding, Inc. 10.75% 2/15/20 (a)	680,000	681,700
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	1,385,000	1,350,375
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	680,000	615,400
Denbury Resources, Inc.:
4.625% 7/15/23	1,360,000	904,400
6.375% 8/15/21	1,285,000	957,325
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	2,105,000	2,162,888
Ensco PLC:
4.5% 10/1/24	270,000	194,400
5.2% 3/15/25	2,875,000	2,102,628
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23	520,000	310,700
9.375% 5/1/20	1,450,000	1,025,875
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	530,000	496,875
Forbes Energy Services Ltd. 9% 6/15/19 (c)	4,090,000	1,022,500
Gibson Energy, Inc. 6.75% 7/15/21 (a)	1,075,000	1,099,188
Halcon Resources Corp. 8.625% 2/1/20 (a)	3,170,000	3,185,850
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	2,625,000	2,513,438
5.75% 10/1/25 (a)	1,355,000	1,348,225
Jupiter Resources, Inc. 8.5% 10/1/22 (a)	375,000	315,000
NRG Yield Operating LLC 5% 9/15/26 (a)	1,645,000	1,612,100
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	235,000	242,403
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	3,170,000	3,055,088
Rice Energy, Inc. 6.25% 5/1/22	2,790,000	2,880,675
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (b)	1,915,000	2,022,719
5.625% 3/1/25	2,835,000	3,047,625
5.75% 5/15/24	3,080,000	3,314,850
5.875% 6/30/26 (a)	2,035,000	2,211,791
SM Energy Co.:
6.5% 11/15/21	855,000	874,238
6.75% 9/15/26	395,000	398,950
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20 (a)	2,020,000	2,052,825
6.25% 4/15/21 (a)	1,820,000	1,874,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25% 5/1/23	380,000	384,750
6.75% 3/15/24	1,445,000	1,546,150
6.875% 2/1/21	910,000	939,575
Teine Energy Ltd. 6.875% 9/30/22 (a)	3,555,000	3,555,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21	1,510,000	1,577,950
6.25% 10/15/22	930,000	992,775
The Williams Companies, Inc.:
3.7% 1/15/23	2,075,000	2,012,750
4.55% 6/24/24	1,260,000	1,284,633
Transocean, Inc. 7.5% 4/15/31	480,000	328,800
Weatherford International Ltd.:
7.75% 6/15/21	1,515,000	1,499,850
8.25% 6/15/23	1,030,000	1,017,125
Whiting Petroleum Corp. 6.5% 10/1/18	785,000	773,225
WPX Energy, Inc.:
5.25% 9/15/24	1,330,000	1,253,525
6% 1/15/22	1,310,000	1,307,544

TOTAL ENERGY		68,781,697

Entertainment/Film - 0.1%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	2,155,844	1,090,909
Environmental - 0.2%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	1,730,000	1,721,350
Food & Drug Retail - 1.3%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 5.75% 3/15/25 (a)	1,850,000	1,845,375
Albertsons, Inc.:
7.45% 8/1/29	265,000	259,700
7.75% 6/15/26	318,000	318,000
8% 5/1/31	1,680,000	1,675,800
8.7% 5/1/30	235,000	238,525
Tesco PLC 6.15% 11/15/37 (a)	3,880,000	3,868,597
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	2,365,000	2,128,500

TOTAL FOOD & DRUG RETAIL		10,334,497

Food/Beverage/Tobacco - 2.6%
ESAL GmbH 6.25% 2/5/23 (a)	5,525,000	5,359,250
JBS Investments GmbH 7.25% 4/3/24 (a)	2,044,000	2,079,770
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (a)	815,000	810,925
7.25% 6/1/21 (a)	2,330,000	2,408,638
7.25% 6/1/21 (a)	870,000	899,363
Minerva Luxembourg SA 6.5% 9/20/26 (a)	1,820,000	1,788,514
Vector Group Ltd. 7.75% 2/15/21	6,885,000	7,261,610

TOTAL FOOD/BEVERAGE/TOBACCO		20,608,070

Gaming - 2.3%
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	490,000	526,750
MCE Finance Ltd. 5% 2/15/21 (a)	2,110,000	2,120,955
MGM Growth Properties Operating Partnership LP 4.5% 9/1/26 (a)	1,180,000	1,180,000
Scientific Games Corp.:
6.625% 5/15/21	6,280,000	4,772,800
10% 12/1/22	2,125,000	1,960,313
Wynn Macau Ltd. 5.25% 10/15/21 (a)	7,420,000	7,494,200

TOTAL GAMING		18,055,018

Healthcare - 4.7%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	3,585,000	3,423,675
HCA Holdings, Inc.:
4.5% 2/15/27	2,185,000	2,193,194
5% 3/15/24	2,030,000	2,141,650
HealthSouth Corp.:
5.125% 3/15/23	545,000	543,638
5.75% 9/15/25	3,580,000	3,732,150
Horizon Pharma PLC 6.625% 5/1/23	1,180,000	1,112,150
IMS Health, Inc. 5% 10/15/26 (a)	1,130,000	1,175,200
Kindred Healthcare, Inc.:
8% 1/15/20	885,000	900,488
8.75% 1/15/23	4,655,000	4,655,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (a)	445,000	453,900
5.5% 4/15/25 (a)	415,000	394,250
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	380,000	394,250
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (a)	1,100,000	1,135,750
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	730,000	763,763
Teleflex, Inc. 4.875% 6/1/26	890,000	921,150
Universal Health Services, Inc. 4.75% 8/1/22 (a)	815,000	841,488
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	4,550,000	4,208,750
5.625% 12/1/21 (a)	1,790,000	1,597,575
5.875% 5/15/23 (a)	2,490,000	2,147,625
6.75% 8/15/18 (a)	2,450,000	2,462,250
VPI Escrow Corp. 6.375% 10/15/20 (a)	2,680,000	2,512,500

TOTAL HEALTHCARE		37,710,396

Homebuilders/Real Estate - 2.9%
Beazer Homes U.S.A., Inc. 8.75% 3/15/22 (a)	595,000	627,725
CalAtlantic Group, Inc.:
5.25% 6/1/26	2,560,000	2,561,533
5.875% 11/15/24	580,000	620,600
Howard Hughes Corp. 6.875% 10/1/21 (a)	2,515,000	2,643,894
Lennar Corp. 4.875% 12/15/23	2,195,000	2,249,875
M/I Homes, Inc. 6.75% 1/15/21	2,730,000	2,859,675
Meritage Homes Corp. 6% 6/1/25	1,210,000	1,285,625
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (a)	1,815,000	1,864,913
5.875% 4/15/23 (a)	950,000	995,125
VEREIT Operating Partnership LP 4.125% 6/1/21	980,000	1,011,850
William Lyon Homes, Inc.:
5.75% 4/15/19	2,580,000	2,631,600
7% 8/15/22	3,570,000	3,677,100

TOTAL HOMEBUILDERS/REAL ESTATE		23,029,515

Hotels - 0.4%
ESH Hospitality, Inc. 5.25% 5/1/25 (a)	795,000	794,006
Hilton Escrow Issuer LLC 4.25% 9/1/24 (a)	1,985,000	2,024,700

TOTAL HOTELS		2,818,706

Insurance - 0.4%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (a)	2,920,000	2,967,450
Leisure - 0.6%
24 Hour Holdings III LLC 8% 6/1/22 (a)	1,875,000	1,523,438
NCL Corp. Ltd. 4.625% 11/15/20 (a)	3,150,000	3,150,000

TOTAL LEISURE		4,673,438

Metals/Mining - 1.0%
Freeport-McMoRan, Inc.:
3.55% 3/1/22	3,155,000	2,871,050
3.875% 3/15/23	3,935,000	3,561,175
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	815,000	825,188
Teck Resources Ltd. 8% 6/1/21 (a)	810,000	880,875

TOTAL METALS/MINING		8,138,288

Publishing/Printing - 0.6%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (a)	970,000	1,047,600
R.R. Donnelley & Sons Co. 6.5% 11/15/23	3,955,000	3,984,663

TOTAL PUBLISHING/PRINTING		5,032,263

Services - 3.3%
Anna Merger Sub, Inc. 7.75% 10/1/22 (a)	750,000	616,875
APX Group, Inc.:
6.375% 12/1/19	4,955,000	5,047,906
7.875% 12/1/22	2,880,000	3,016,800
8.75% 12/1/20	7,641,000	7,488,180
Aramark Services, Inc. 4.75% 6/1/26 (a)	1,395,000	1,401,975
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (a)	175,000	152,688
Garda World Security Corp.:
7.25% 11/15/21 (a)	205,000	189,113
7.25% 11/15/21 (a)	5,665,000	5,225,963
United Rentals North America, Inc.:
4.625% 7/15/23	1,763,000	1,807,075
5.5% 7/15/25	1,060,000	1,081,200

TOTAL SERVICES		26,027,775

Steel - 0.2%
Steel Dynamics, Inc. 5.125% 10/1/21	1,650,000	1,713,938
Super Retail - 2.7%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	3,100,000	3,247,250
JC Penney Corp., Inc.:
5.65% 6/1/20	12,021,000	12,049,610
5.875% 7/1/23 (a)	1,460,000	1,520,225
7.4% 4/1/37	4,055,000	3,750,875
Sally Holdings LLC 5.625% 12/1/25	1,105,000	1,189,256

TOTAL SUPER RETAIL		21,757,216

Technology - 6.5%
Brocade Communications Systems, Inc. 4.625% 1/15/23	1,070,000	1,057,963
Lucent Technologies, Inc.:
6.45% 3/15/29	11,675,000	12,915,469
6.5% 1/15/28	4,140,000	4,512,600
Micron Technology, Inc.:
5.25% 8/1/23 (a)	1,145,000	1,130,688
5.25% 1/15/24 (a)	450,000	432,000
Microsemi Corp. 9.125% 4/15/23 (a)	985,000	1,122,900
NCR Corp. 5% 7/15/22	1,875,000	1,917,188
Nuance Communications, Inc. 6% 7/1/24 (a)	2,620,000	2,731,350
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	2,725,000	2,854,438
4.125% 6/1/21 (a)	3,265,000	3,497,631
4.625% 6/1/23 (a)	1,375,000	1,503,906
Open Text Corp. 5.875% 6/1/26 (a)	2,095,000	2,191,894
Qorvo, Inc.:
6.75% 12/1/23	3,535,000	3,813,381
7% 12/1/25	2,580,000	2,799,300
Sensata Technologies BV 5% 10/1/25 (a)	1,450,000	1,482,625
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	685,000	741,513
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	3,545,000	3,952,675
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19	3,010,000	3,168,266

TOTAL TECHNOLOGY		51,825,787

Telecommunications - 12.0%
Altice Financing SA 6.625% 2/15/23 (a)	1,690,000	1,734,363
Altice Finco SA 7.625% 2/15/25 (a)	3,705,000	3,723,525
Columbus International, Inc. 7.375% 3/30/21 (a)	6,430,000	6,819,658
Digicel Group Ltd. 6% 4/15/21 (a)	975,000	861,315
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	9,000,000	8,932,500
Hughes Satellite Systems Corp. 6.625% 8/1/26 (a)	1,135,000	1,095,275
Millicom International Cellular SA 6% 3/15/25 (a)	1,635,000	1,655,601
Neptune Finco Corp. 10.125% 1/15/23 (a)	4,865,000	5,606,913
Sable International Finance Ltd. 6.875% 8/1/22 (a)	5,530,000	5,737,375
SBA Communications Corp. 4.875% 9/1/24 (a)	2,705,000	2,725,288
SFR Group SA:
6% 5/15/22 (a)	2,250,000	2,295,000
6.25% 5/15/24 (a)	6,880,000	6,834,950
Sprint Capital Corp. 6.875% 11/15/28	10,175,000	9,551,781
Sprint Corp.:
7.25% 9/15/21	7,610,000	7,638,538
7.625% 2/15/25	4,195,000	4,153,050
7.875% 9/15/23	5,215,000	5,247,594
T-Mobile U.S.A., Inc.:
6.375% 3/1/25	3,745,000	4,072,688
6.5% 1/15/24	3,255,000	3,521,324
6.625% 4/1/23	5,045,000	5,417,069
Telecom Italia Capital SA:
6% 9/30/34	3,280,000	3,248,020
6.375% 11/15/33	1,100,000	1,119,250
Wind Acquisition Finance SA 4.75% 7/15/20 (a)	3,395,000	3,420,463

TOTAL TELECOMMUNICATIONS		95,411,540

Transportation Ex Air/Rail - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	2,970,000	2,182,950
Utilities - 6.1%
Calpine Corp. 5.25% 6/1/26 (a)	1,080,000	1,093,500
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	8,525,000	8,695,500
DPL, Inc. 6.75% 10/1/19	1,390,000	1,442,125
Dynegy, Inc.:
7.375% 11/1/22	5,095,000	5,031,313
7.625% 11/1/24	5,540,000	5,440,280
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	1,785,000	1,655,588
7% 6/15/23	4,980,000	4,643,850
NRG Energy, Inc. 6.25% 5/1/24	3,160,000	3,207,400
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	5,066,380	5,446,359
PPL Energy Supply LLC 6.5% 6/1/25	750,000	601,875
RJS Power Holdings LLC 4.625% 7/15/19 (a)	4,320,000	4,060,800
The AES Corp.:
3.8421% 6/1/19 (b)	780,000	781,950
4.875% 5/15/23	3,975,000	4,034,625
6% 5/15/26	2,140,000	2,263,050

TOTAL UTILITIES		48,398,215

TOTAL NONCONVERTIBLE BONDS
(Cost $567,867,196)		583,043,055

Commercial Mortgage Securities - 0.0%
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (a)(b)
(Cost $10,820)	18,067	14,602
	Shares	Value

Common Stocks - 0.0%
Telecommunications - 0.0%
CUI Acquisition Corp. Class E, (d)
(Cost $538,176)	0	16,065

Convertible Preferred Stocks - 0.3%
Energy - 0.3%
Southwestern Energy Co. Series B 6.25%
(Cost $1,287,176)	72,600	2,291,982
	Principal Amount	Value

Bank Loan Obligations - 7.2%
Aerospace - 0.2%
TransDigm, Inc. Tranche D, term loan 3.8316% 6/4/21 (b)	1,402,320	1,401,156
Air Transportation - 0.4%
American Airlines, Inc. Tranche B, term loan 3.25% 10/10/21 (b)	2,884,050	2,886,617
Building Materials - 0.8%
Beacon Roofing Supply, Inc. Tranche B, term loan 3.5% 10/1/22 (b)	2,727,450	2,732,223
GYP Holdings III Corp. Tranche B, term loan 4.5% 4/1/21 (b)	1,468,782	1,463,729
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	2,534,400	2,530,700

TOTAL BUILDING MATERIALS		6,726,652

Cable/Satellite TV - 0.3%
Numericable LLC Tranche B, term loan 5.0015% 1/15/24 (b)	428,925	432,785
WideOpenWest Finance LLC Tranche B, term loan 4.5% 8/19/23 (b)	2,255,000	2,244,199

TOTAL CABLE/SATELLITE TV		2,676,984

Containers - 0.5%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	2,756,793	2,767,985
Reynolds Group Holdings, Inc. Tranche B, term loan 4.25% 2/5/23 (b)	247,175	247,870
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (b)	1,043,778	1,040,521

TOTAL CONTAINERS		4,056,376

Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	1,515,000	1,367,288
Tranche B 1LN, term loan 4.9847% 9/11/21 (b)	128,050	125,383

TOTAL DIVERSIFIED FINANCIAL SERVICES		1,492,671

Energy - 0.3%
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	1,612,813	1,486,482
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	1,910,179	947,124

TOTAL ENERGY		2,433,606

Food & Drug Retail - 0.1%
Albertson's LLC Tranche B 6LN, term loan 4.75% 6/22/23 (b)	491,429	496,122
Gaming - 0.1%
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	1,237,950	1,239,844
Healthcare - 0.3%
InVentiv Health, Inc. Tranche B, term loan 9/29/23 (e)	2,445,000	2,450,086
Publishing/Printing - 0.6%
McGraw-Hill Global Education Holdings, LLC term loan 5% 5/4/22 (b)	583,538	586,601
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	4,072,375	3,937,498

TOTAL PUBLISHING/PRINTING		4,524,099

Services - 1.1%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	778,030	739,129
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	1,259,388	1,244,036
Garda World Security Corp.:
term loan 4.0039% 11/8/20 (b)	3,021,044	2,987,812
Tranche DD, term loan 4.0039% 11/8/20 (b)	772,825	764,324
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	2,723,312	2,689,271

TOTAL SERVICES		8,424,572

Super Retail - 0.9%
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 4% 8/19/23 (b)	1,015,000	1,019,913
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (b)	2,529,094	2,537,212
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	3,822,943	3,827,340

TOTAL SUPER RETAIL		7,384,465

Technology - 0.7%
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	1,994,799	1,963,641
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	1,652,025	1,660,285
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	1,865,000	1,874,325

TOTAL TECHNOLOGY		5,498,251

Telecommunications - 0.3%
LTS Buyer LLC Tranche B 1LN, term loan 4.0877% 4/11/20 (b)	2,571,773	2,570,976
Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3.09% 5/3/20 (b)	1,510,957	1,498,205
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	1,594,601	1,556,730

TOTAL UTILITIES		3,054,935

TOTAL BANK LOAN OBLIGATIONS
(Cost $56,482,967)		57,317,412

Preferred Securities - 7.9%
Banks & Thrifts - 7.4%
Bank of America Corp.:
6.1% (b)(f)	4,010,000	4,189,885
6.25% (b)(f)	5,670,000	5,929,907
6.5% (b)(f)	2,740,000	3,046,107
Barclays Bank PLC 7.625% 11/21/22	4,585,000	5,215,779
Barclays PLC 6.625% (b)(f)	11,745,000	10,751,515
BNP Paribas SA 7.375% (a)(b)(f)	2,265,000	2,278,856
Citigroup, Inc.:
5.875% (b)(f)	4,735,000	4,785,897
5.95% (b)(f)	3,000,000	3,127,723
5.95% (b)(f)	1,355,000	1,389,917
6.125% (b)(f)	3,935,000	4,183,437
6.3% (b)(f)	2,270,000	2,385,848
Credit Agricole SA:
6.625% (a)(b)(f)	9,180,000	8,795,175
7.875% (a)(b)(f)	205,000	205,269
JPMorgan Chase & Co. 6.1% (b)(f)	1,565,000	1,700,764
Royal Bank of Scotland Group PLC 7.5% (b)(f)	1,355,000	1,243,492

TOTAL BANKS & THRIFTS		59,229,571

Diversified Financial Services - 0.5%
American Express Co. 4.9% (b)(f)	3,695,000	3,652,196
TOTAL PREFERRED SECURITIES
(Cost $62,369,723)		62,881,767
	Shares	Value

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.43% (g)
(Cost $44,639,406)	44,633,011	44,646,401
TOTAL INVESTMENT PORTFOLIO - 94.4%
(Cost $733,195,464)		750,211,284
NET OTHER ASSETS (LIABILITIES) - 5.6%		44,777,405
NET ASSETS - 100%		$794,988,689

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $302,295,940 or 38.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Non-income producing

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$72,723
Total	$72,723

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$2,291,982	$2,291,982	$--	$--
Telecommunication Services	16,065	--	--	16,065
Corporate Bonds	583,043,055	--	583,043,055	--
Commercial Mortgage Securities	14,602	--	--	14,602
Bank Loan Obligations	57,317,412	--	57,317,412	--
Preferred Securities	62,881,767	--	62,881,767	--
Money Market Funds	44,646,401	44,646,401	--	--
Total Investments in Securities:	$750,211,284	$46,938,383	$703,242,234	$30,667

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.4%
Luxembourg	4.6%
Canada	4.6%
United Kingdom	3.5%
France	2.6%
Ireland	1.9%
Cayman Islands	1.9%
Netherlands	1.6%
Austria	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $688,556,058)	$705,564,883
Fidelity Central Funds (cost $44,639,406)	44,646,401
Total Investments (cost $733,195,464)		$750,211,284
Cash		119,236
Receivable for investments sold		39,294,333
Receivable for fund shares sold		29,478
Dividends receivable		56,718
Interest receivable		10,367,790
Distributions receivable from Fidelity Central Funds		10,850
Total assets		800,089,689
Liabilities
Payable for investments purchased	$4,537,200
Payable for fund shares redeemed	558,225
Distributions payable	235
Other payables and accrued expenses	5,340
Total liabilities		5,101,000
Net Assets		$794,988,689
Net Assets consist of:
Paid in capital		$777,972,869
Net unrealized appreciation (depreciation) on investments		17,015,820
Net Assets, for 8,109,374 shares outstanding		$794,988,689
Net Asset Value, offering price and redemption price per share ($794,988,689 ÷ 8,109,374 shares)		$98.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$5,890,434
Interest		66,845,394
Income from Fidelity Central Funds		72,723
Total income		72,808,551
Expenses
Custodian fees and expenses	$16,546
Independent directors' fees and expenses	4,569
Total expenses before reductions	21,115
Expense reductions	(6,036)	15,079
Net investment income (loss)		72,793,472
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(49,462,147)
Total net realized gain (loss)		(49,462,147)
Change in net unrealized appreciation (depreciation) on investment securities		85,303,996
Net gain (loss)		35,841,849
Net increase (decrease) in net assets resulting from operations		$108,635,321

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$72,793,472	$54,535,135
Net realized gain (loss)	(49,462,147)	(9,460,238)
Change in net unrealized appreciation (depreciation)	85,303,996	(67,423,178)
Net increase (decrease) in net assets resulting from operations	108,635,321	(22,348,281)
Distributions to partners from net investment income	(68,575,216)	(53,284,277)
Affiliated share transactions
Proceeds from sales of shares	147,678,266	639,079,160
Reinvestment of distributions	68,572,135	53,279,894
Cost of shares redeemed	(473,432,773)	(62,522,712)
Net increase (decrease) in net assets resulting from share transactions	(257,182,372)	629,836,342
Total increase (decrease) in net assets	(217,122,267)	554,203,784
Net Assets
Beginning of period	1,012,110,956	457,907,172
End of period	$794,988,689	$1,012,110,956
Other Information
Shares
Sold	1,567,514	6,377,229
Issued in reinvestment of distributions	735,616	533,719
Redeemed	(4,968,121)	(625,769)
Net increase (decrease)	(2,664,991)	6,285,179

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity High Income Central Fund 1

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$93.94	$102.00	$101.40	$101.43	$91.48
Income from Investment Operations
Net investment income (loss)A	6.453	6.303	6.317	6.723	7.580
Net realized and unrealized gain (loss)	3.688	(8.196)	.503	(.282)B	9.372
Total from investment operations	10.141	(1.893)	6.820	6.441	16.952
Distributions to partners from net investment income	(6.051)	(6.167)	(6.220)	(6.471)	(7.002)
Net asset value, end of period	$98.03	$93.94	$102.00	$101.40	$101.43
Total ReturnC	11.32%	(2.06)%	6.77%	6.46%	19.03%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	-%
Expenses net of all reductionsF	-%	-%	-%	-%	-%
Net investment income (loss)	6.92%	6.31%	6.07%	6.54%	7.74%
Supplemental Data
Net assets, end of period (000 omitted)	$794,989	$1,012,111	$457,907	$406,018	$537,445
Portfolio turnover rateG	59%	57%	74%	87%	51%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2016

1. Organization.

Fidelity High Income Central Fund 1 (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$30,197,734
Gross unrealized depreciation	(14,193,508)
Net unrealized appreciation (depreciation) on securities	$16,004,226
Tax Cost	$734,207,058

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $592,982,371 and $903,067,626, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $4,569.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,467.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity High Income Central Fund 1:

We have audited the accompanying statement of assets and liabilities of Fidelity High Income Central Fund 1 (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity High Income Central Fund 1 as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 15, 2016

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period-B April 1, 2016 to September 30, 2016
Actual	.0019%	$1,000.00	$1,104.00	$.01
Hypothetical-C		$1,000.00	$1,024.99	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Central Fund 1

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Fidelity® International Equity Central Fund Annual Report September 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® International Equity Central Fund	6.95%	8.25%	(0.52)%

 A From December 10, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on December 10, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI World ex USA Index and MSCI EAFE Index performed over the same period.

Period Ending Values
$9,551	Fidelity® International Equity Central Fund
$9,552	MSCI World ex USA Index
$9,540	MSCI EAFE Index

Effective October 1, 2015, the fund began comparing its performance to the MSCI World ex USA Index rather than the MSCI EAFE Index because the MSCI World ex USA Index conforms more closely to the fund's investment policies.

Management's Discussion of Fund Performance

Market Recap:  Despite some stumbles, non-U.S. equities had a strong year through September 30, 2016: the MSCI ACWI (All Country World Index) ex USA Index returned 9.45%. After an early-2016 volatility spike largely driven by energy-price woes and concern about global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s late-June vote to exit the European Union – dubbed “Brexit” – ignited near-tumult in global markets, followed by an almost equally sharp recovery. Summer’s remainder traced a gentler and generally upward arc. Among segments, small-caps bested large-cap stocks in major overseas markets, and growth led value. Regionally, Asia Pacific ex Japan (+19%) fared best, followed by emerging markets (+17%), aided by rising commodities prices. Europe (+4%) and the U.K. (+1%) fell behind the MSCI index, beset by numerous stressors. Top sector results came from growth-oriented information technology (+27%). Materials (+25%) and energy (+21%) recovered from early-year lows. Financials (+1%) lagged, absent the newly created real estate sector (+14%). In the middle, utilities (+6%) and telecom services (+6%) lost momentum as investors switched from “risk off” to “risk on” mode. Meanwhile, health care (-2%) was still working through early-2016 biotech blues and drug-price scrutiny.

Comments from Co-Portfolio Manager Steven Kaye:  For the year, the fund gained 6.95%, trailing the 7.39% advance of the benchmark MSCI World ex USA Index. Versus the benchmark, security selection in the industrials and materials sectors detracted most. Geographically, picks in the U.K. were by far the biggest drag on our relative result, including overweightings in two poor-performing British banks: Lloyds Banking Group, one of the fund’s largest holdings the past year, and Barclays, which we sold by period end. Shares of both banks were hampered by investors’ concerns about Britain’s late-June decision to exit the European Union. Conversely, choices in financials and consumer discretionary were a plus. Two non-benchmark investments in the former sector were our largest and second-largest individual contributors, respectively: New Zealand-based CBL and Thailand’s TISCO Financial Group. Shares of insurer CBL rose on strong profit growth so far in 2016, while loan provider TISCO benefited from rising demand for auto loans.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2016, Steven Kaye replaced Jeff Stevens as Co-Portfolio Manager. On June 30, 2016, Michael Reznikas replaced Doug Chow as Co-Portfolio Manager.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2016
Japan	18.9%
United Kingdom	17.9%
France	7.3%
United States of America*	6.8%
Canada	6.4%
Germany	6.3%
Switzerland	6.2%
Australia	4.0%
Sweden	3.1%
Other	23.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of March 31, 2016
United Kingdom	19.7%
Japan	15.6%
United States of America*	8.3%
France	8.2%
Switzerland	6.0%
Canada	5.5%
Germany	4.7%
Australia	3.7%
Hong Kong	3.1%
Other	25.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.3	96.8
Short-Term Investments and Net Other Assets (Liabilities)	1.7	3.2

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	1.9	1.6
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.5	1.3
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.3	1.2
Nestle SA (Switzerland, Food Products)	1.3	0.8
The Toronto-Dominion Bank (Canada, Banks)	1.2	1.1
Royal Bank of Canada (Canada, Banks)	1.2	1.1
Sumitomo Mitsui Financial Group, Inc. (Japan, Banks)	1.2	1.1
British American Tobacco PLC (United Kingdom, Tobacco)	1.2	0.3
Sony Corp. (Japan, Household Durables)	1.1	0.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	0.9
	13.0

Top Market Sectors as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	25.3
Industrials	12.8	12.2
Consumer Discretionary	12.3	12.8
Consumer Staples	11.2	11.3
Health Care	10.7	9.6
Materials	7.0	6.8
Energy	6.0	6.2
Information Technology	4.8	4.3
Telecommunication Services	4.6	4.7
Utilities	3.5	3.6

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 4.0%
Abacus Property Group unit	2,129,153	$4,733,469
Australia & New Zealand Banking Group Ltd.	1,483,384	31,598,386
Flight Centre Travel Group Ltd. (a)	112,468	3,148,494
Insurance Australia Group Ltd.	3,108,916	13,093,122
Magellan Financial Group Ltd.	742,546	12,405,127
Rio Tinto Ltd.	323,318	12,861,752
Westfield Corp. unit (b)	950,000	7,108,464

TOTAL AUSTRALIA		84,948,814

Austria - 1.4%
Andritz AG	174,700	9,509,257
Erste Group Bank AG	453,900	13,443,212
IMMOFINANZ Immobilien Anlagen AG	3,378,400	7,931,813

TOTAL AUSTRIA		30,884,282

Bailiwick of Jersey - 1.9%
Randgold Resources Ltd.	114,500	11,475,658
Shire PLC	243,800	15,764,887
Wolseley PLC	231,733	13,033,252

TOTAL BAILIWICK OF JERSEY		40,273,797

Belgium - 1.7%
Anheuser-Busch InBev SA NV	174,016	22,884,470
KBC Groep NV	215,237	12,529,376

TOTAL BELGIUM		35,413,846

Bermuda - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	422,360	3,642,824
Chow Sang Sang Holdings International Ltd.	4,190,000	7,422,444

TOTAL BERMUDA		11,065,268

Canada - 6.4%
Barrick Gold Corp.	271,100	4,800,223
Canadian Natural Resources Ltd.	87,300	2,790,779
Cenovus Energy, Inc.	578,900	8,308,767
Constellation Software, Inc.	14,300	6,446,363
Enbridge, Inc.	36,900	1,621,749
Fortis, Inc.	92,690	2,980,747
Imperial Oil Ltd.	170,500	5,333,526
Intact Financial Corp.	132,200	9,556,651
MDC Partners, Inc. Class A	283,800	3,042,336
NuVista Energy Ltd. (b)	355,900	1,833,823
Potash Corp. of Saskatchewan, Inc.	508,000	8,266,931
PrairieSky Royalty Ltd. (a)	143,022	2,916,147
Rogers Communications, Inc. Class B (non-vtg.)	144,500	6,130,470
Royal Bank of Canada	420,400	26,038,876
Seven Generations Energy Ltd. (b)	166,300	4,003,014
Suncor Energy, Inc.	439,700	12,206,162
TELUS Corp.	124,800	4,117,986
The Toronto-Dominion Bank	592,400	26,297,783

TOTAL CANADA		136,692,333

Cayman Islands - 0.8%
Cheung Kong Property Holdings Ltd.	1,575,000	11,585,472
Tencent Holdings Ltd.	227,300	6,319,403

TOTAL CAYMAN ISLANDS		17,904,875

China - 0.2%
Kweichow Moutai Co. Ltd.	106,268	4,752,476
Denmark - 1.8%
Danske Bank A/S	331,349	9,668,658
H Lundbeck A/S (b)	85,000	2,784,215
Novo Nordisk A/S Series B	55,300	2,304,833
Scandinavian Tobacco Group A/S	313,565	5,346,014
TDC A/S	689,300	4,053,911
Vestas Wind Systems A/S	180,600	14,864,029

TOTAL DENMARK		39,021,660

France - 7.3%
Capgemini SA	28,746	2,815,201
Christian Dior SA	94,400	16,919,358
Edenred SA	525,372	12,284,527
Engie (a)	408,730	6,331,635
Ipsen SA	70,000	4,913,870
Orange SA	546,450	8,561,534
Pernod Ricard SA	78,900	9,337,414
Rexel SA	683,900	10,482,895
Safran SA	186,100	13,379,548
Sanofi SA	274,331	20,890,565
Suez Environnement SA	225,221	3,717,865
Technip SA	61,400	3,770,792
Total SA	416,075	19,788,771
Total SA sponsored ADR	53,590	2,556,243
VINCI SA	265,794	20,354,074

TOTAL FRANCE		156,104,292

Germany - 5.7%
BASF AG	234,071	20,012,642
Deutsche Borse AG	92,770	7,244,789
Deutsche Post AG	520,506	16,266,644
Deutsche Telekom AG	712,000	11,961,969
Fresenius SE & Co. KGaA	132,900	10,601,311
Infineon Technologies AG	159,100	2,836,996
OSRAM Licht AG	191,140	11,221,117
ProSiebenSat.1 Media AG	199,449	8,551,413
Rational AG	23,400	11,723,730
SAP AG	233,828	21,384,129

TOTAL GERMANY		121,804,740

Hong Kong - 1.9%
China Resources Beer Holdings Co. Ltd.	2,293,333	4,887,687
Dah Sing Banking Group Ltd.	3,045,200	5,490,117
Dah Sing Financial Holdings Ltd.	930,000	6,127,802
Hang Seng Bank Ltd.	551,000	9,891,157
HKT Trust/HKT Ltd. unit	3,352,120	4,713,810
PCCW Ltd.	6,780,000	4,175,904
Power Assets Holdings Ltd.	521,500	5,103,227

TOTAL HONG KONG		40,389,704

India - 0.7%
Tata Motors Ltd. Class A (b)	2,775,591	14,243,050
Indonesia - 1.2%
PT Bank Danamon Indonesia Tbk Series A	45,409,200	14,114,925
PT Bank Rakyat Indonesia Tbk	12,125,000	11,377,348

TOTAL INDONESIA		25,492,273

Ireland - 1.8%
Greencore Group PLC	1,533,054	6,666,613
James Hardie Industries PLC CDI	636,993	9,973,000
Medtronic PLC	109,100	9,426,240
Ryanair Holdings PLC sponsored ADR	150,180	11,268,005

TOTAL IRELAND		37,333,858

Isle of Man - 0.5%
Gaming VC Holdings SA	1,076,300	10,351,243
Israel - 1.4%
Bezeq The Israel Telecommunication Corp. Ltd.	1,916,390	3,615,994
Frutarom Industries Ltd.	230,851	12,157,512
Teva Pharmaceutical Industries Ltd. sponsored ADR	288,500	13,273,885

TOTAL ISRAEL		29,047,391

Italy - 1.0%
Banco di Desio e della Brianza SpA	1,734,161	3,448,083
Enel SpA	1,765,026	7,866,232
Mediaset SpA	1,484,551	4,659,471
Telecom Italia SpA (b)	6,484,970	5,388,371

TOTAL ITALY		21,362,157

Japan - 18.9%
AEON Financial Service Co. Ltd.	450,000	7,876,880
AEON MALL Co. Ltd.	817,740	12,916,104
Astellas Pharma, Inc.	822,900	12,852,923
Broadleaf Co. Ltd.	259,500	2,850,108
Chugai Pharmaceutical Co. Ltd.	100,000	3,614,420
Coca-Cola Central Japan Co. Ltd.	242,900	5,270,116
DaikyoNishikawa Corp.	1,001,300	12,369,635
Fuji Heavy Industries Ltd.	479,600	17,994,350
Hoya Corp.	243,300	9,787,433
Japan Tobacco, Inc.	387,200	15,850,120
JSR Corp.	682,500	10,727,186
JTEKT Corp.	718,200	10,787,362
Kamigumi Co. Ltd.	1,206,000	10,521,103
KDDI Corp.	436,400	13,520,551
Keyence Corp.	12,900	9,451,696
Koito Manufacturing Co. Ltd.	257,200	12,517,837
Mitsubishi Electric Corp.	1,343,000	17,212,841
NGK Insulators Ltd.	583,000	12,115,073
Nintendo Co. Ltd.	39,100	10,469,130
Nippon Paint Holdings Co. Ltd.	132,800	4,443,863
Nippon Telegraph & Telephone Corp.	218,770	10,005,663
NSK Ltd.	1,017,500	10,432,185
Olympus Corp.	384,000	13,409,801
ORIX Corp.	799,500	11,794,750
Panasonic Corp.	1,558,300	15,585,429
Shionogi & Co. Ltd.	160,000	8,197,364
SoftBank Corp.	75,090	4,866,478
Sony Corp.	728,800	24,145,577
Sony Financial Holdings, Inc.	442,500	6,093,986
Sumitomo Mitsui Financial Group, Inc.	768,700	25,966,387
Suzuki Motor Corp.	518,400	17,363,825
Tokyo Electric Power Co., Inc. (b)	714,500	3,095,148
Tokyo Gas Co. Ltd.	930,000	4,137,588
Toto Ltd.	342,000	12,930,025
Toyota Boshoku Corp.	547,200	12,248,819
VT Holdings Co. Ltd.	1,040,500	5,537,241
Welcia Holdings Co. Ltd.	75,200	5,184,169

TOTAL JAPAN		404,143,166

Netherlands - 1.2%
ABN AMRO Group NV GDR	452,717	9,367,669
NXP Semiconductors NV (b)	88,700	9,048,287
Unilever NV (NY Reg.)	165,500	7,629,550

TOTAL NETHERLANDS		26,045,506

New Zealand - 0.3%
CBL Corp. Ltd.	2,216,000	5,970,248
Norway - 0.3%
Statoil ASA (a)	412,068	6,917,920
Portugal - 0.2%
Energias de Portugal SA	1,173,155	3,939,095
Singapore - 0.2%
UOL Group Ltd.	1,039,100	4,295,024
South Africa - 0.8%
Naspers Ltd. Class N	98,700	17,082,297
Spain - 2.1%
Amadeus IT Holding SA Class A	158,500	7,917,927
Endesa SA	191,660	4,107,948
Gas Natural SDG SA	205,240	4,218,028
Iberdrola SA	1,336,260	9,084,583
International Consolidated Airlines Group SA	1,282,900	6,652,329
Merlin Properties Socimi SA	1,131,100	13,385,994

TOTAL SPAIN		45,366,809

Sweden - 3.1%
Alfa Laval AB	512,500	8,035,069
Atlas Copco AB (A Shares)	563,600	16,969,492
Lundin Petroleum AB (b)	172,673	3,158,063
Nordea Bank AB	1,991,800	19,769,871
Rezidor Hotel Group AB	2,504,150	10,887,863
Svenska Cellulosa AB (SCA) (B Shares)	260,300	7,731,203

TOTAL SWEDEN		66,551,561

Switzerland - 6.2%
Adecco SA (Reg.)	194,102	10,928,852
Credit Suisse Group AG	922,877	12,129,035
Nestle SA	345,562	27,286,985
Novartis AG	505,160	39,867,387
Roche Holding AG (participation certificate)	60,849	15,120,892
Sika AG	1,410	6,856,243
Zurich Insurance Group AG	78,572	20,219,249

TOTAL SWITZERLAND		132,408,643

Taiwan - 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,236,000	7,278,505
Thailand - 0.8%
Kasikornbank PCL (For. Reg.)	1,590,000	8,625,845
TISCO Financial Group PCL	5,645,000	8,562,968

TOTAL THAILAND		17,188,813

United Kingdom - 17.9%
Aldermore Group PLC (b)	2,826,955	6,141,128
Antofagasta PLC (a)	753,900	5,120,358
Associated British Foods PLC	172,300	5,806,493
AstraZeneca PLC (United Kingdom)	151,000	9,777,533
Aviva PLC	2,517,815	14,366,847
BAE Systems PLC	2,012,700	13,672,816
Bellway PLC	435,000	13,357,020
BP PLC	1,328,500	7,743,480
British American Tobacco PLC:
(United Kingdom)	242,500	15,465,698
sponsored ADR	71,900	9,178,035
Britvic PLC	645,700	5,046,652
Centrica PLC	1,778,400	5,260,177
Coca-Cola European Partners PLC	153,900	6,140,610
Diageo PLC	576,101	16,501,595
Essentra PLC	1,498,400	9,436,913
GlaxoSmithKline PLC	1,310,000	27,901,097
HSBC Holdings PLC (United Kingdom)	1,881,100	14,139,796
Informa PLC	763,422	7,045,307
International Personal Finance PLC	1,294,515	4,362,503
Lloyds Banking Group PLC	24,578,300	17,364,955
London Stock Exchange Group PLC	188,700	6,848,338
Mondi PLC	560,200	11,784,655
Moneysupermarket.com Group PLC	2,722,600	10,590,223
National Grid PLC	800,640	11,307,304
Prudential PLC	929,210	16,471,791
Reckitt Benckiser Group PLC	153,400	14,441,831
Rio Tinto PLC	425,200	14,132,044
Royal Dutch Shell PLC:
Class A (United Kingdom)	439,311	10,929,142
Class B (United Kingdom)	368,584	9,555,799
Schroders PLC	219,600	7,673,747
Shawbrook Group PLC (b)	2,504,800	7,759,366
St. James's Place Capital PLC	644,300	7,916,838
Standard Chartered PLC (Hong Kong)	1,773,622	14,419,455
Victrex PLC	170,600	3,467,212
Virgin Money Holdings Uk PLC	1,434,000	5,784,209
Vodafone Group PLC	5,666,228	16,250,325

TOTAL UNITED KINGDOM		383,161,292

United States of America - 4.8%
Amgen, Inc.	35,000	5,838,350
Anadarko Petroleum Corp.	40,600	2,572,416
Biogen, Inc. (b)	9,000	2,817,270
Chevron Corp.	60,200	6,195,784
Concho Resources, Inc. (b)	14,800	2,032,780
ConocoPhillips Co.	181,600	7,894,152
Constellation Brands, Inc. Class A (sub. vtg.)	30,600	5,094,594
Edgewell Personal Care Co. (b)	75,700	6,019,664
Freeport-McMoRan, Inc.	481,900	5,233,434
Macy's, Inc.	145,700	5,398,185
Mead Johnson Nutrition Co. Class A	71,100	5,617,611
Molson Coors Brewing Co. Class B	111,200	12,209,760
Monster Beverage Corp. (b)	52,600	7,722,206
Newell Brands, Inc.	182,000	9,584,120
Pioneer Natural Resources Co.	10,800	2,005,020
Plains All American Pipeline LP	106,200	3,335,742
Reynolds American, Inc.	220,200	10,382,430
The Hain Celestial Group, Inc. (b)	53,800	1,914,204

TOTAL UNITED STATES OF AMERICA		101,867,722

TOTAL COMMON STOCKS
(Cost $1,970,627,466)		2,079,302,660

Nonconvertible Preferred Stocks - 0.7%
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	240,100	12,254,562
Korea (South) - 0.1%
Samsung Electronics Co. Ltd.	2,895	3,402,656
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $14,672,404)		15,657,218
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.31% 11/25/16 to 12/1/16(c)
(Cost $579,699)	580,000	579,842
	Shares	Value

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 0.43% (d)	30,396,851	30,405,970
Fidelity Securities Lending Cash Central Fund 0.46% (d)(e)	12,056,380	12,058,791
TOTAL MONEY MARKET FUNDS
(Cost $42,453,838)		42,464,761
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $2,028,333,407)		2,138,004,481
NET OTHER ASSETS (LIABILITIES) - 0.0%		291,254
NET ASSETS - 100%		$2,138,295,735

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
71 ICE E-mini MSCI EAFE Index Contracts (United States)	Dec. 2016	6,058,785	$16,921
4 TME S&P/TSX 60 Index Contracts (Canada)	Dec. 2016	521,483	986
TOTAL FUTURES CONTRACTS			$17,907

The face value of futures purchased as a percentage of Net Assets is 0.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $363,902.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$150,544
Fidelity Securities Lending Cash Central Fund	1,133,394
Total	$1,283,938

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$261,709,876	$93,499,465	$168,210,411	$--
Consumer Staples	239,022,186	106,497,039	132,525,147	--
Energy	127,470,071	72,534,959	54,935,112	--
Financials	477,297,287	208,141,819	269,155,468	--
Health Care	229,144,276	49,655,141	179,489,135	--
Industrials	274,644,225	153,585,494	121,058,731	--
Information Technology	100,810,624	36,818,001	63,992,623	--
Materials	150,749,626	87,136,123	63,613,503	--
Real Estate	61,956,340	21,317,807	40,638,533	--
Telecommunication Services	97,362,966	17,918,361	79,444,605	--
Utilities	74,792,401	39,640,078	35,152,323	--
Government Obligations	579,842	--	579,842	--
Money Market Funds	42,464,761	42,464,761	--	--
Total Investments in Securities:	$2,138,004,481	$929,209,048	$1,208,795,433	$--
Derivative Instruments:
Assets
Futures Contracts	$17,907	$17,907	$--	$--
Total Assets	$17,907	$17,907	$--	$--
Total Derivative Instruments:	$17,907	$17,907	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$72,543,117
Level 2 to Level 1	$7,150,443

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$17,907	$0
Total Equity Risk	17,907	0
Total Value of Derivatives	$17,907	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value (including securities loaned of $11,440,106) — See accompanying schedule: Unaffiliated issuers (cost $1,985,879,569)	$2,095,539,720
Fidelity Central Funds (cost $42,453,838)	42,464,761
Total Investments (cost $2,028,333,407)		$2,138,004,481
Receivable for investments sold		7,461,526
Receivable for fund shares sold		121,701
Dividends receivable		12,610,666
Distributions receivable from Fidelity Central Funds		49,271
Receivable for daily variation margin for derivative instruments		51,654
Total assets		2,158,299,299
Liabilities
Payable to custodian bank	$165,031
Payable for investments purchased	5,823,015
Payable for fund shares redeemed	1,608,170
Other payables and accrued expenses	351,502
Collateral on securities loaned, at value	12,055,846
Total liabilities		20,003,564
Net Assets		$2,138,295,735
Net Assets consist of:
Paid in capital		$2,029,114,952
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,180,783
Net Assets, for 28,524,299 shares outstanding		$2,138,295,735
Net Asset Value, offering price and redemption price per share ($2,138,295,735 ÷ 28,524,299 shares)		$74.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$64,341,893
Interest		722
Income from Fidelity Central Funds		1,283,938
Income before foreign taxes withheld		65,626,553
Less foreign taxes withheld		(4,983,396)
Total income		60,643,157
Expenses
Custodian fees and expenses	$271,344
Independent directors' fees and expenses	9,321
Total expenses before reductions	280,665
Expense reductions	(9,321)	271,344
Net investment income (loss)		60,371,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(65,226,423)
Fidelity Central Funds	6,869
Foreign currency transactions	41,186
Futures contracts	563,052
Total net realized gain (loss)		(64,615,316)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $284,050)	144,949,035
Assets and liabilities in foreign currencies	(18,011)
Futures contracts	17,907
Total change in net unrealized appreciation (depreciation)		144,948,931
Net gain (loss)		80,333,615
Net increase (decrease) in net assets resulting from operations		$140,705,428

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	Year ended September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$60,371,813	$77,310,976
Net realized gain (loss)	(64,615,316)	(3,590,777)
Change in net unrealized appreciation (depreciation)	144,948,931	(263,519,695)
Net increase (decrease) in net assets resulting from operations	140,705,428	(189,799,496)
Distributions to partners from net investment income	(56,453,703)	(73,944,373)
Affiliated share transactions
Proceeds from sales of shares	125,593,399	257,968,340
Reinvestment of distributions	56,453,296	73,943,954
Cost of shares redeemed	(232,934,866)	(804,636,648)
Net increase (decrease) in net assets resulting from share transactions	(50,888,171)	(472,724,354)
Total increase (decrease) in net assets	33,363,554	(736,468,223)
Net Assets
Beginning of period	2,104,932,181	2,841,400,404
End of period	$2,138,295,735	$2,104,932,181
Other Information
Shares
Sold	1,702,941	3,240,150
Issued in reinvestment of distributions	760,600	909,204
Redeemed	(3,189,303)	(10,806,012)
Net increase (decrease)	(725,762)	(6,656,658)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Equity Central Fund

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$71.96	$79.13	$78.06	$65.60	$57.85
Income from Investment Operations
Net investment income (loss)A	2.09	2.13	2.74B	2.04	2.08
Net realized and unrealized gain (loss)	2.87	(7.28)	.64	12.32	7.65
Total from investment operations	4.96	(5.15)	3.38	14.36	9.73
Distributions to partners from net investment income	(1.96)	(2.02)	(2.31)	(1.90)	(1.98)
Net asset value, end of period	$74.96	$71.96	$79.13	$78.06	$65.60
Total ReturnC	6.95%	(6.78)%	4.24%	22.15%	17.06%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.02%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.02%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.02%
Net investment income (loss)	2.87%	2.67%	3.34%B	2.83%	3.32%
Supplemental Data
Net assets, end of period (000 omitted)	$2,138,296	$2,104,932	$2,841,400	$2,595,878	$1,348,956
Portfolio turnover rateF	59%	81%	67%	69%	82%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.50%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2016

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$251,450,291
Gross unrealized depreciation	(152,483,171)
Net unrealized appreciation (depreciation) on securities	$ 98,967,120
Tax Cost	$2,039,037,361

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $563,052 and a change in net unrealized appreciation (depreciation) of $17,907 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,204,570,309 and $1,223,457,735, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,083 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,133,394. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $9,321.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity International Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Equity Central Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 14, 2016

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Investment Officer - Equity of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR U.K. (2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period-B April 1, 2016 to September 30, 2016
Actual	.0128%	$1,000.00	$1,039.80	$.07
Hypothetical-C		$1,000.00	$1,024.94	$.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Real Estate Equity Central Fund Annual Report September 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2016	Past 1 year	Life of fundA
Fidelity® Real Estate Equity Central Fund	21.08%	9.48%

 A From November 3, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Equity Central Fund on November 3, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,889	Fidelity® Real Estate Equity Central Fund
$11,200	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 15.43% for the year ending September 2016, overcoming uncertainty about the global economy, U.S. Federal Reserve monetary policy and the U.K.’s June vote to leave the European Union (Brexit). Volatility peaked in early 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets regained positive momentum amid U.S. job gains, a rally in energy and materials markets, global economic stimulus and perceived softening of U.S. monetary policy. The June 23 Brexit vote surprised markets, though, and was followed by a two-day near-tumult. Sentiment rebounded rapidly and stayed largely positive through September. For the year, value-oriented and small-cap stocks outperformed. Among S&P 500 sectors, dividend-rich telecom services (+27%) led amid strong demand for yield, especially earlier in the period, as well as increased competition and consolidation. Utilities (+17%) and consumer staples (+16%) also benefited. Added demand for perceived safe-haven investments such as precious metals-related securities boosted materials (+22%). Information technology (+23%) was helped by strong results from some of the largest and best-known tech names. The newly created real estate sector (+17%) finished far ahead of financials (+6%), which was held back by low interest rates that squeezed bank profits.

Comments from Portfolio Manager Samuel Wald:  For the year, the fund returned 21.08%, versus 19.86% for the FTSE NAREIT Equity REITs Index, a proxy for real estate investment trusts. Strong stock picking added value, as did favorable industry allocation, which is a function of our bottom-up investment approach. Choices in health care and specialized REITs helped, as did overweighting the outperforming diversified category. Conversely, security selection in residential and hotel REITs detracted. The fund’s top individual relative contributors were data center REITs DuPont Fabros Technology and CoreSite Realty. In July, I sold the fund’s stake in DuPont and trimmed exposure to CoreSite. Another meaningful contributor was DCT Industrial Trust, an industrial REIT that benefited from the e-commerce trend. That said, the positive impact of overweighting DCT was mostly offset by a significant underweighting in ProLogis, an industrial REIT that also performed very well but, due to its greater international business exposure, was less appealing to me than DCT. I trimmed exposure to DCT as the period progressed. Also detracting was the lack of a stake in strong-performing benchmark component Realty Income, whose shares rose 47% this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	8.6	9.8
Ventas, Inc.	5.3	4.8
AvalonBay Communities, Inc.	4.7	2.1
Boston Properties, Inc.	4.6	4.8
VEREIT, Inc.	3.7	2.5
Extra Space Storage, Inc.	3.7	4.1
DCT Industrial Trust, Inc.	3.5	2.8
Urban Edge Properties	3.1	2.6
National Retail Properties, Inc.	3.0	1.0
Healthcare Realty Trust, Inc.	2.9	2.8
	43.1

Top Five REIT Sectors as of September 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Property	14.9	14.1
REITs - Apartments	13.7	14.3
REITs - Health Care	12.0	11.1
REITs - Regional Malls	11.5	12.6
REITs - Diversified	11.3	10.3

Asset Allocation (% of fund's net assets)

As of September 30, 2016
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

As of March 31, 2016
Stocks	97.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

Investments September 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 97.5%
REITs - Apartments - 13.7%
American Homes 4 Rent Class A	48,700	$1,053,868
Apartment Investment & Management Co. Class A	45,700	2,098,087
AvalonBay Communities, Inc.	45,750	8,136,180
Equity Residential (SBI)	28,500	1,833,405
Essex Property Trust, Inc.	16,800	3,741,360
Mid-America Apartment Communities, Inc.	2,900	272,571
Monogram Residential Trust, Inc.	122,000	1,298,080
Post Properties, Inc.	42,600	2,817,138
UDR, Inc.	68,900	2,479,711
		23,730,400
REITs - Diversified - 11.3%
Corrections Corp. of America	17,500	242,725
Digital Realty Trust, Inc.	16,900	1,641,328
Equinix, Inc.	13,700	4,935,425
Forest City Realty Trust, Inc.	134,500	3,110,985
Liberty Property Trust (SBI)	115,700	4,668,495
NorthStar Realty Finance Corp.	48,800	642,696
Outfront Media, Inc.	79,700	1,884,905
Store Capital Corp.	39,800	1,172,906
WP Carey, Inc.	20,100	1,297,053
		19,596,518
REITs - Health Care - 12.0%
Healthcare Realty Trust, Inc.	147,100	5,010,226
Healthcare Trust of America, Inc.	43,710	1,425,820
Sabra Health Care REIT, Inc.	107,154	2,698,138
Ventas, Inc.	129,600	9,153,648
Welltower, Inc.	35,350	2,643,120
		20,930,952
REITs - Hotels - 3.5%
Ashford Hospitality Prime, Inc.	21,100	297,510
FelCor Lodging Trust, Inc.	294,800	1,895,564
Host Hotels & Resorts, Inc.	159,100	2,477,187
LaSalle Hotel Properties (SBI)	54,300	1,296,141
Sunstone Hotel Investors, Inc.	13,900	177,781
		6,144,183
REITs - Management/Investment - 8.3%
American Assets Trust, Inc.	38,000	1,648,440
Coresite Realty Corp.	58,176	4,307,351
Empire State Realty Trust, Inc.	155,500	3,257,725
National Retail Properties, Inc.	102,100	5,191,785
		14,405,301
REITs - Manufactured Homes - 0.8%
Equity Lifestyle Properties, Inc.	18,676	1,441,414
REITs - Office Property - 14.9%
Boston Properties, Inc.	58,200	7,932,078
Douglas Emmett, Inc.	94,300	3,454,209
Equity Commonwealth (a)	9,200	278,024
Highwoods Properties, Inc. (SBI)	38,900	2,027,468
Hudson Pacific Properties, Inc.	16,652	547,351
Mack-Cali Realty Corp.	149,358	4,065,525
New York (REIT), Inc.	44,400	406,260
SL Green Realty Corp.	7,300	789,130
VEREIT, Inc.	625,500	6,486,435
		25,986,480
REITs - Regional Malls - 11.5%
General Growth Properties, Inc.	40,200	1,109,520
Pennsylvania Real Estate Investment Trust (SBI)	74,900	1,724,947
Simon Property Group, Inc.	72,000	14,904,720
Taubman Centers, Inc.	29,300	2,180,213
		19,919,400
REITs - Shopping Centers - 7.7%
Brixmor Property Group, Inc.	104,000	2,890,160
Cedar Shopping Centers, Inc.	201,747	1,452,578
DDR Corp.	88,200	1,537,326
Ramco-Gershenson Properties Trust (SBI)	66,611	1,248,290
Urban Edge Properties	190,850	5,370,519
WP Glimcher, Inc.	65,900	815,842
		13,314,715
REITs - Single Tenant - 1.3%
Agree Realty Corp.	47,500	2,348,400
REITs - Storage - 6.3%
Extra Space Storage, Inc.	80,500	6,392,505
Public Storage	20,200	4,507,428
		10,899,933
REITs - Warehouse/Industrial - 5.4%
DCT Industrial Trust, Inc.	123,907	6,015,685
Prologis, Inc.	30,100	1,611,554
Terreno Realty Corp.	62,263	1,712,855
		9,340,094
Specialized REITs - 0.8%
Gaming & Leisure Properties	41,500	1,388,175

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		169,445,965

Hotels, Restaurants & Leisure - 0.9%
Hotels, Resorts & Cruise Lines - 0.9%
Hilton Worldwide Holdings, Inc.	66,000	1,513,380
TOTAL COMMON STOCKS
(Cost $151,621,942)		170,959,345

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 0.43% (b)
(Cost $1,829,479)	1,829,227	1,829,775
TOTAL INVESTMENT PORTFOLIO - 99.4%
(Cost $153,451,421)		172,789,120
NET OTHER ASSETS (LIABILITIES) - 0.6%		998,033
NET ASSETS - 100%		$173,787,153

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,186
Fidelity Securities Lending Cash Central Fund	207
Total	$12,393

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $151,621,942)	$170,959,345
Fidelity Central Funds (cost $1,829,479)	1,829,775
Total Investments (cost $153,451,421)		$172,789,120
Receivable for investments sold		1,898,353
Receivable for fund shares sold		7,504
Dividends receivable		659,991
Distributions receivable from Fidelity Central Funds		650
Total assets		175,355,618
Liabilities
Payable for investments purchased	$1,411,487
Payable for fund shares redeemed	148,854
Other payables and accrued expenses	8,124
Total liabilities		1,568,465
Net Assets		$173,787,153
Net Assets consist of:
Paid in capital		$154,449,454
Net unrealized appreciation (depreciation) on investments		19,337,699
Net Assets, for 1,535,902 shares outstanding		$173,787,153
Net Asset Value, offering price and redemption price per share ($173,787,153 ÷ 1,535,902 shares)		$113.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2016
Investment Income
Dividends		$6,619,499
Income from Fidelity Central Funds		12,393
Total income		6,631,892
Expenses
Custodian fees and expenses	$22,380
Independent directors' fees and expenses	1,026
Interest	5,863
Total expenses before reductions	29,269
Expense reductions	(1,067)	28,202
Net investment income (loss)		6,603,690
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,769,721
Fidelity Central Funds	624
Total net realized gain (loss)		5,770,345
Change in net unrealized appreciation (depreciation) on investment securities		33,940,729
Net gain (loss)		39,711,074
Net increase (decrease) in net assets resulting from operations		$46,314,764

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2016	For the period November 3, 2014 (commencement of operations) to September 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,603,690	$5,929,823
Net realized gain (loss)	5,770,345	(5,194,398)
Change in net unrealized appreciation (depreciation)	33,940,729	(14,603,030)
Net increase (decrease) in net assets resulting from operations	46,314,764	(13,867,605)
Distributions to partners from net investment income	(5,975,815)	(5,366,905)
Affiliated share transactions
Proceeds from sales of shares	9,714,965	278,546,070
Reinvestment of distributions	5,975,809	5,366,905
Cost of shares redeemed	(133,457,507)	(13,463,528)
Net increase (decrease) in net assets resulting from share transactions	(117,766,733)	270,449,447
Total increase (decrease) in net assets	(77,427,784)	251,214,937
Net Assets
Beginning of period	251,214,937	–
End of period	$173,787,153	$251,214,937
Other Information
Shares
Sold	91,970	2,699,626
Issued in reinvestment of distributions	55,614	52,964
Redeemed	(1,230,554)	(133,718)
Net increase (decrease)	(1,082,970)	2,618,872

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Equity Central Fund

Years ended September 30,	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$95.92	$100.00
Income from Investment Operations
Net investment income (loss)B	3.03	2.53
Net realized and unrealized gain (loss)	17.03	(4.24)
Total from investment operations	20.06	(1.71)
Distributions to partners from net investment income	(2.83)	(2.37)
Total distributions	(2.83)	(2.37)
Net asset value, end of period	$113.15	$95.92
Total ReturnC,D	21.08%	(1.81)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.01%G
Expenses net of fee waivers, if any	.01%	.01%G
Expenses net of all reductions	.01%	.01%G
Net investment income (loss)	2.86%	2.71%G
Supplemental Data
Net assets, end of period (000 omitted)	$173,787	$251,215
Portfolio turnover rateH	69%	62%G

 A For the period November 3, 2014 (commencement of operations) to September 30, 2015.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2016

1. Organization.

Fidelity Real Estate Equity Central Fund (the Fund) is a non-diversified fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for U.S. Federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$22,027,837
Gross unrealized depreciation	(3,197,599)
Net unrealized appreciation (depreciation) on securities	$18,830,238
Tax Cost	$153,958,882

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $155,292,382 and $267,789,675, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,274 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,931,308.62%		$3,783

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $207. During the period, there were no securities loaned to FCM.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $20,801,250. The weighted average interest rate was .90%. The interest expense amounted to $2,080 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $1,026.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $41.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Real Estate Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended September 30, 2016 and for the period from November 3, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Equity Central Fund as of September 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended September 30, 2016 and for the period from November 3, 2014 (commencement of operations) to September 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 16, 2016

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2004

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period-B April 1, 2016 to September 30, 2016
Actual	.0154%	$1,000.00	$1,055.00	$.08
Hypothetical-C		$1,000.00	$1,024.92	$.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FMRC, the sub-advisers (together with FMRC, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

REE-ANN-1116
1.9862249.101

Item 2.

Code of Ethics

As of the end of the period, September 30, 2016, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Emerging Markets Equity Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Floating Rate Central Fund, Fidelity Health Care Central Fund, Fidelity High Income Central Fund 1, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity International Equity Central Fund, Fidelity Materials Central Fund, Fidelity Real Estate Equity Central Fund, Fidelity Telecom Services Central Fund and Fidelity Utilities Central Fund  (the “Funds”):

Services Billed by Deloitte Entities

September 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$40,000	$-	$8,900	$1,100
Fidelity Consumer Staples Central Fund	$41,000	$-	$8,900	$1,100
Fidelity Emerging Markets Equity Central Fund	$45,000	$-	$7,400	$1,200
Fidelity Energy Central Fund	$44,000	$-	$10,000	$1,200
Fidelity Financials Central Fund	$45,000	$-	$9,800	$1,200
Fidelity Floating Rate Central Fund	$103,000	$-	$9,400	$2,000
Fidelity Health Care Central Fund	$41,000	$-	$8,900	$1,100
Fidelity High Income Central Fund 1	$59,000	$-	$9,400	$1,500
Fidelity Industrials Central Fund	$42,000	$-	$8,900	$1,200
Fidelity Information Technology Central Fund	$50,000	$-	$8,900	$1,300
Fidelity International Equity Central Fund	$52,000	$-	$7,400	$1,300
Fidelity Materials Central Fund	$41,000	$-	$8,900	$1,100
Fidelity Real Estate Equity Central Fund	$43,000	$-	$8,800	$1,200
Fidelity Telecom Services Central Fund	$41,000	$-	$8,900	$1,100
Fidelity Utilities Central Fund	$40,000	$-	$9,100	$1,100

September 30, 2015 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$40,000	$-	$8,500	$600
Fidelity Consumer Staples Central Fund	$41,000	$-	$8,500	$600
Fidelity Emerging Markets Equity Central Fund	$44,000	$-	$6,900	$600
Fidelity Energy Central Fund	$45,000	$-	$9,600	$600
Fidelity Financials Central Fund	$45,000	$-	$9,500	$600
Fidelity Floating Rate Central Fund	$162,000	$-	$9,000	$600
Fidelity Health Care Central Fund	$42,000	$-	$8,500	$600
Fidelity High Income Central Fund 1	$57,000	$-	$9,000	$600
Fidelity Industrials Central Fund	$42,000	$-	$8,500	$600
Fidelity Information Technology Central Fund	$44,000	$-	$8,500	$600
Fidelity International Equity Central Fund	$50,000	$-	$6,900	$600
Fidelity Materials Central Fund	$41,000	$-	$8,500	$600
Fidelity Real Estate Equity Central Fund	$35,000	$-	$8,400	$500
Fidelity Telecom Services Central Fund	$41,000	$-	$8,500	$600
Fidelity Utilities Central Fund	$40,000	$-	$8,700	$600

A Amounts may reflect rounding.

B Fidelity Real Estate Equity Central Fund commenced operations on November 3, 2014.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2016A	September 30, 2015A,B
Audit-Related Fees	$35,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$175,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Real Estate Equity Central Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2016 A	September 30, 2015 A,B
Deloitte Entities	$215,000	$440,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Real Estate Equity Central Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 25, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	November 25, 2016